UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

TRUBRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41992	74-3032373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama	36602
(Address of Principal Executive Offices)	(Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TBRG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 23, 2026, TruBridge, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and solely for certain limited purposes as specified therein, Inventurus Knowledge Solutions Limited, an Indian public limited company (“TopCo”), providing for the acquisition of the Company by Parent as described below. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Also on April 23, 2026, concurrently with the execution of the Merger Agreement, the Company entered into a Voting and Support Agreement (each, a “Support Agreement”) with each of (a) L6 Holdings Inc. (“L6”) and Pinetree Capital Ltd. (“Pinetree”) and (b) Ocho Investments LLC (“Ocho” and collectively with L6 and Pinetree, the “Specified Stockholders”), pursuant to which each Specified Stockholder agreed to, among other things, vote their shares of capital stock of the Company in favor of the adoption of the Merger Agreement.

The Merger Agreement

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, $0.001 par value (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock owned by Parent, Merger Sub, the Company, or any of their respective wholly-owned subsidiaries, and (ii) shares of Company Common Stock owned by stockholders of the Company who have properly demanded and not withdrawn or otherwise waived or lost such right to appraisal under Delaware law (collectively, “Excluded Shares”)) will be converted into the right to receive $26.25 per share in cash, without interest (the “Per Share Merger Consideration”).

Pursuant to the terms of the Merger Agreement, at the Effective Time, equity-based awards outstanding under the Company’s Amended and Restated 2019 Incentive Plan and Second Amended and Restated 2019 Incentive Plan immediately prior to the Effective Time will generally be subject to the following treatment:

•

Any vesting conditions applicable to each outstanding restricted stock award (each, a “Company RSA”) will be automatically accelerated in full, and such Company RSA will be converted into the right to receive, with respect to each share of Company Common Stock subject to such Company RSA (subject to any proration as set forth in an applicable award agreement), the Per Share Merger Consideration (less applicable taxes required to be withheld) and cancelled pursuant to the Merger Agreement; and

•

Any performance conditions applicable to each outstanding performance share award (each, a “Company PSA”) will automatically cease to apply, and such Company PSA will be converted into the right to receive, with respect to each share of Company Common Stock subject to such Company PSA (subject to any proration as set forth in an applicable award agreement), the Per Share Merger Consideration (less applicable taxes required to be withheld) and cancelled pursuant to the Merger Agreement, provided that the number of shares of Company Common Stock subject to each such Company PSA immediately prior to the Effective Time will be determined based on actual performance through the Effective Time (or, if actual performance is not reasonably determinable, target performance).

The consummation of the Merger is subject to various conditions, including, among others, customary conditions including (i) the adoption of the Merger Agreement by the Requisite Company Vote (as defined in the Merger Agreement), (ii) the statutory waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and, if applicable, any contractual waiting periods under any timing agreements in connection therewith, will have expired or been earlier terminated, (iii) no Governmental Entity (as defined in the Merger Agreement) will have enacted or enforced any law or order that is in effect and prevents the consummation of the transactions contemplated by the Merger Agreement, and (iv) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement). The obligation of each party to consummate the Merger is also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s compliance, in all material respects, with its covenants and agreements under the Merger Agreement. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for alternative acquisition proposals that constitute Superior Proposals (as defined in the Merger Agreement) or could reasonably be expected to result in a Superior Proposal.

The Merger Agreement provides for certain customary termination rights of the Company and Parent, including the right of either party to terminate the Merger Agreement if (i) the transactions contemplated by the Merger Agreement have not been consummated by 5:00 p.m. (New York time) on October 23, 2026 (the “Outside Date”), (ii) any Governmental Entity has enacted any law that is in effect and prevents the consummation of the transactions contemplated by the Merger Agreement and such law becomes final, binding and non-appealable, (iii) the Requisite Company Vote is not obtained, or (iv) the approval by the shareholders of TopCo as may be necessary in connection with the Debt Financing (as defined in the Merger Agreement), as required under the Laws of India, which approval is duly provided by the shareholders of TopCo by way of a special resolution approved, in a duly convened extraordinary general meeting of TopCo or by means of postal ballot conducted by TopCo in accordance with the laws of India, where the votes cast in favor of such special resolution by the shareholders of TopCo entitled and voting are at least three times the number of votes, if any, cast against the special resolution by members so entitled and voting (the “Requisite TopCo Approval”), is not obtained by June 22, 2026; provided that such right to terminate shall not be available to Parent if Parent or TopCo has breached any of its respective obligations related to obtaining the Requisite TopCo Approval. The Company may terminate the Merger Agreement in certain circumstances, including to accept a Superior Proposal on the terms set forth in the Merger Agreement. Parent may terminate the Merger Agreement in certain circumstances, including if the Board of Directors of the Company has effected a Change of Recommendation (as defined in the Merger Agreement). The Merger Agreement also provides that the Company will be required to pay Parent a termination fee of $12,292,875 in certain circumstances, including if the Company terminates the Merger Agreement to accept a Superior Proposal or if Parent terminates the Merger Agreement because the Board of Directors of the Company has effected a Change of Recommendation, or upon certain other triggering events. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $24,585,750 if (i) either the Company or Parent terminates the Merger Agreement due to the failure to obtain the Requisite TopCo Approval or (ii) the Company terminates the Merger Agreement after (a) all mutual conditions to closing and all conditions to Parent’s and Merger Sub’s obligations to effect the closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing but subject to the ability for such conditions to be satisfied), (b) the Company has confirmed in writing that it is ready, willing and able to consummate the closing, and (c) Parent and Merger Sub fail to consummate the merger when required under the Merger Agreement, following a five (5) business day notice period.

In connection with obtaining the Requisite TopCo Approval, TopCo and the TopCo Specified Shareholders (as defined in the Merger Agreement) have entered into a Voting and Support Letter (the “TopCo Support Agreement”), pursuant to which the TopCo Specified Shareholders agreed to vote all of their Owned Shares (as defined in the TopCo Support Agreement) in favor of certain shareholder approval matters required under the SEBI (Listing Obligations and Disclosure Requirements) Regulations, 2015 in connection with the Debt Financing (as defined in the Merger Agreement). The TopCo Specified Shareholders beneficially own, in the aggregate, approximately 62% of the equity shares of TopCo.

The Merger Agreement contains customary representations, warranties and covenants of the Company, TopCo, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. Each of the Company, Parent and TopCo has agreed to use its respective reasonable best efforts to take all actions necessary or advisable to obtain all required regulatory approvals, including the HSR Act, subject to certain exceptions. In addition, the Merger Agreement contains certain commitments relating to the Company’s incurrence of legal expenses in connection with the transaction.

Parent has obtained a debt commitment letter, pursuant to which certain lenders have agreed to provide debt financing to Parent, subject to the terms and conditions set forth therein, to pay the aggregate consideration required to be paid by Parent under the Merger Agreement and related fees and expenses. The consummation of the transactions contemplated by the Merger Agreement is not conditioned on the availability of any financing to Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, TopCo or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and may not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s public disclosures.

The Support Agreements

Pursuant to the Support Agreements, each Specified Stockholder has agreed to, among other things, vote its shares of capital stock of the Company: (i) in favor of (a) the Merger and the adoption of the Merger Agreement, (b) each of the other actions contemplated by the Merger Agreement, and (c) the adjournment of any meeting of the Company’s stockholders in accordance with Section 8.3 of the Merger Agreement and (ii) against any Acquisition Proposal (as defined in the Merger Agreement). In addition, each Specified Stockholder irrevocably appointed the Company and its designees as proxy to vote such Specified Stockholder’s shares in favor of such matters if such Specified Stockholder has not already so voted by two (2) business days prior to the applicable meeting. The Specified Stockholders collectively own, in the aggregate, approximately 27% of the Company Common Stock.

The Support Agreements will terminate upon the earliest to occur of (i) the Effective Time, (ii) the valid termination of the Merger Agreement in accordance with its terms, (iii) with the prior written consent of Parent, the mutual written agreement of the parties to the applicable Support Agreement, (iv) a Change of Recommendation effected by the Board of Directors of the Company in accordance with the Merger Agreement, (v) any amendment to, or modification or waiver of any provision of, the Merger Agreement that (a) decreases the amount or changes the form of the merger consideration payable to the stockholders of the Company or (b) amends any other term or condition of the Merger Agreement in a manner that is materially adverse to the applicable Specified Stockholder’s rights under the Merger Agreement, (vi) the receipt of the Requisite Company Vote, or (vii) the Outside Date.

Under the terms of the Support Agreements, each Specified Stockholder has agreed not to transfer, sell, pledge, encumber or otherwise dispose of any of its shares of Company Common Stock during the term of the Support Agreement, subject to certain exceptions, and irrevocably waived, to the maximum extent of the law, and agreed not to assert, any appraisal rights under Section 262 of the Delaware General Corporation Law, with respect to all of such Specified Stockholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement.

The foregoing summary of the Support Agreement by and among the Company and L6 and Pinetree and the Support Agreement by and between the Company and Ocho does not purport to be complete and is subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On April 23, 2026, the Company and TopCo issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed transaction; the risk that the Company stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner, including approval by the shareholders of TopCo as may be necessary in connection with the debt financing for the transaction; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to potential litigation brought in connection with the proposed transaction; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; and such other factors as are set forth in the Company’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at https://www.sec.gov.

The Company’s forward-looking statements speak only as of the date they are made. The Company is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this Current Report on Form 8-K and the information incorporated herein by reference are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company, TopCo and Parent. In connection with the proposed transaction, the Company will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TOPCO, PARENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about the Company, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March 26, 2025 and which is available at: https://www.sec.gov/Archives/edgar/data/1169445/000119312525063302/d900633ddef14a.htm, the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm.

To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated April 23, 2026, by and among TruBridge, Inc., Inventurus Knowledge Solutions, Inc., IKS Next Horizon, Inc. and, for certain limited purposes, Inventurus Knowledge Solutions Limited.

10.1	Voting and Support Agreement, dated April 23, 2026, by and among TruBridge, Inc., Pinetree Capital Ltd. and L6 Holdings Inc.

10.2	Voting and Support Agreement, dated April 23, 2026, by and between TruBridge, Inc. and Ocho Investments LLC.

99.1	Joint Press Release, dated April 23, 2026, by TruBridge, Inc. and Inventurus Knowledge Solutions Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the U.S. Securities and Exchange Commission upon request copies of any omitted schedules; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUBRIDGE, INC.

Date: April 23, 2026	By:	/s/ Christopher L. Fowler
	Name:	Christopher L. Fowler
	Title:	President and Chief Executive Officer

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

entered into by and among

TRUBRIDGE, INC.,

INVENTURUS KNOWLEDGE SOLUTIONS, INC.,

IKS NEXT HORIZON, INC.

and

INVENTURUS KNOWLEDGE SOLUTIONS LIMITED, solely for purposes of Article VII,

Section 8.18, Section 9.3, Section 10.3(a), Section 10.5(b), Section 10.5(g) and Article XI

Dated as of April 23, 2026

-i-

5.16.	Real Property	47
5.17.	Tangible Property	48
5.18.	Intellectual Property; Information Technology; Privacy	48
5.19.	Healthcare Matters; AI Technology	50
5.20.	Insurance	52
5.21.	Takeover Statutes	52
5.22.	Brokers and Finders	53
5.23.	No Other Representations or Warranties; Non-Reliance	53

ARTICLE VI Representations and Warranties of Parent and Merger Sub

6.1.	Organization, Good Standing and Qualification	54
6.2.	Capitalization and Business of Merger Sub	55
6.3.	Corporate Authority	55
6.4.	Governmental Filings; No Violations	55
6.5.	Litigation	56
6.6.	Absence of Certain Agreements	56
6.7.	Beneficial Ownership of Shares	57
6.8.	Financing	57
6.9.	Solvency	58
6.10.	Brokers and Finders	59
6.11.	No Other Representations or Warranties; Non-Reliance	59

ARTICLE VII Representations and Warranties of TopCo

7.1.	Organization, Good Standing and Qualification	60
7.2.	Authority	60
7.3.	Governmental Filings; No Violations	61
7.4.	TopCo Support Agreement	61
7.5.	No Other Representations or Warranties; Non-Reliance	61

ARTICLE VIII Covenants

8.1.	Interim Operations	62
8.2.	Acquisition Proposals; Change of Recommendation	68
8.3.	Company Stockholders Meeting	72
8.4.	Approval of Sole Stockholder of Merger Sub	73
8.5.	Proxy Statement; Other Regulatory Matters	74
8.6.	Status and Notifications	77
8.7.	Third-Party Consents	77
8.8.	Information and Access	78
8.9.	Publicity	80
8.10.	Employee Benefits	81
8.11.	Indemnification; Directors’ and Officers’ Insurance	83
8.12.	Takeover Statutes	85
8.13.	Transaction Litigation	85

-ii-

8.14.	Section 16 Matters	86
8.15.	Delisting and Deregistration	86
8.16.	Financing	86
8.17.	TopCo Matters	91
8.18.	TopCo Participation and Support	91
8.19.	Viewgol	92
8.20.	Company Legal Expenses	93
8.21.	Compliance Obligations	93

ARTICLE IX Conditions to Effect the Closing

9.1.	Conditions to Each Party’s Obligation to Effect the Closing	93
9.2.	Conditions to Parent’s and Merger Sub’s Obligation to Effect the Closing	94
9.3.	Conditions to the Company’s Obligation to Effect the Closing	95

ARTICLE X Termination

10.1.	Termination by Mutual Written Consent	96
10.2.	Termination by Either the Company or Parent	96
10.3.	Termination by the Company	97
10.4.	Termination by Parent	98
10.5.	Notice of Termination; Effect of Termination and Abandonment	98

ARTICLE XI Miscellaneous and General

11.1.	Survival	102
11.2.	Notices	102
11.3.	Expenses	104
11.4.	Transfer Taxes	104
11.5.	Amendment or Other Modification; Waiver	104
11.6.	Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury	105
11.7.	Specific Performance	106
11.8.	Third-Party Beneficiaries	107
11.9.	Fulfillment of Obligations	108
11.10.	Successors and Assigns	108
11.11.	Entire Agreement	108
11.12.	Severability	109
11.13.	Counterparts; Effectiveness	109
11.14.	Debt Financing	109
11.15.	No Recourse to Non-Parties	110

-iii-

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A   Form of Certificate of Incorporation of the Surviving Corporation

Exhibit B   Form of TopCo Support Agreement

SCHEDULES

Company Disclosure Schedule

Parent Disclosure Schedule

TopCo Disclosure Schedule

-iv-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 23, 2026, is entered into by and among TruBridge, Inc., a Delaware corporation (the “Company”), Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and direct Wholly Owned Subsidiary of Parent (“Merger Sub” and, together with the Company and Parent, the “Parties”) and Inventurus Knowledge Solutions Limited, an Indian public limited company (“TopCo”), solely for purposes of the TopCo Sections.

RECITALS

WHEREAS, the Parties intend that, subject to the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct Wholly Owned Subsidiary of Parent;

WHEREAS, the Company Board, at a meeting duly called and held, has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the holders of Shares (other than Excluded Shares that are not Dissenting Shares), (c) directed that this Agreement be submitted to the holders of Shares for their adoption and (d) resolved, subject to the terms and conditions of this Agreement, to recommend that the holders of Shares adopt this Agreement;

WHEREAS, the board of directors of Parent has (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, and (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, Parent;

WHEREAS, the board of directors of Merger Sub has (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of Merger Sub and Parent (as Merger Sub’s sole stockholder), (c) directed that this Agreement be submitted to Parent (as Merger Sub’s sole stockholder) for its adoption, and (d) resolved to recommend that Parent (as Merger Sub’s sole stockholder) adopt this Agreement;

WHEREAS, as a condition and inducement to the Company’s and Parent’s willingness to enter into this Agreement, each of the Specified Stockholders (as defined below) has entered into a voting and support agreement with the Company in connection with the transactions contemplated by this Agreement (each, a “Support Agreement”);

WHEREAS, as a condition and inducement to the Company’s and Parent’s willingness to enter into this Agreement, each of the TopCo Specified Shareholders (as defined below) has entered into a voting and support agreement with TopCo, in the form attached hereto as Exhibit B, in connection with obtaining the Requisite TopCo Approval (as defined below) (the “TopCo Support Agreement”); and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions; Interpretation and Construction

1.1. Definitions. Unless otherwise specified in this Agreement, and subject to Section 1.2 and Section 1.3, the following terms have the meanings set forth in this Section 1.1:

“Acquisition Proposal” means any bona fide proposal (whether or not in writing), offer or indication of interest from any Person or Group relating to any transaction (or series of related transactions) involving (a) any acquisition or purchase by any Person or Group, directly or indirectly, of twenty percent (20%) or more of any class of outstanding voting or equity securities of the Company or any of its Significant Subsidiaries, or any tender offer or exchange offer that, if consummated, would result in any Person or Group beneficially owning twenty percent (20%) or more of any class of outstanding voting or equity securities of the Company, (b) any direct or indirect acquisition or purchase (including the acquisition of stock in any Subsidiary of the Company), in one transaction or a series of related transactions, of assets or businesses of the Company or its Subsidiaries representing twenty percent (20%) or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or (c) any merger, amalgamation, consolidation, share exchange, business combination, liquidation, dissolution or similar transaction involving the Company or any of its Significant Subsidiaries that, if consummated, would result in any Person or Group, directly or indirectly, (i) acquiring assets of the Company or any of its Significant Subsidiaries representing twenty percent (20%) or more of the Company’s consolidated assets, or (ii) beneficially owning twenty percent (20%) or more of any class of outstanding voting or equity securities of the Company or of the surviving entity or of the resulting direct or indirect parent of the Company or such surviving entity (it being understood and agreed that, for purposes of this definition, total assets of the Company (A) include equity securities of any Subsidiary of the Company, and (B) shall be determined in good faith by the Company Board, acting reasonably, on a fair-market-value basis), in each case, other than any transactions contemplated by this Agreement or any other bona fide proposal, offer or indication of interest made by or on behalf of Parent or any of its Subsidiaries or any Group that Parent or any of its Subsidiaries are members of in connection therewith or any acquisition by Parent or any of its Subsidiaries or any Group that Parent or any of its Subsidiaries are members of in connection therewith.

“Actual CapEx Metric” means the Company’s actual year-to-date Adjusted EBITDA minus the Company’s actual year-to-date capital expenditures (comprised of the Company’s investment in software development, purchases of property and equipment, and proceeds from sale of property and equipment), each as set forth on the corresponding Monthly Financial Report.

“Adjusted EBITDA” means, as determined by the Company in a manner consistent with past practice, the GAAP net income (loss), as reported, with adjustments for: (i) depreciation expense; (ii) amortization of software development costs; (iii) amortization of acquisition-related intangible assets; (iv) stock-based compensation; (v) severance and other non-recurring charges, which non-recurring charges are consistent with the Company’s past accounting treatment and methodologies for non-recurring charges; (vi) interest expense and other income, net; (vii) impairment of goodwill; (viii) impairment of trademark intangibles; (ix) change in fair value of contingent consideration; (x) loss (gain) on disposal of property and equipment; (xi) gain on sale of American HealthTech, Inc.; and (xii) the (benefit) provision for income taxes.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” and the correlative meanings of the terms “controlled by” and “under common control with,” as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“AI Technology” means machine learning, deep learning and other artificial intelligence (“AI”) technologies, including statistical learning algorithms, proprietary algorithms, models (whether trained or untrained and including associated weights, parameters and structure or architecture, including large language models), neural networks, and other AI tools, solutions, systems, or methodologies, and all software implementations of any of the foregoing.

“Alternative Acquisition Agreement” means, other than a Permitted Confidentiality Agreement, any agreement, letter of intent, memorandum of understanding, agreement in principle or any other similar agreement or document providing for any Acquisition Proposal.

“Alternate Debt Financing” has the meaning set forth in Section 8.16(a)(i).

“Antitrust Law” means all U.S. and non-U.S. antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition, including the Sherman Antitrust Act of 1890, the Clayton Act of 1914 and the HSR Act.

“Applicable Date” means December 31, 2023.

“Annual Bonus” has the meaning set forth in Section 8.10(d).

“Audit Committee” means the audit committee of the Company Board.

“Bankruptcy and Equity Exception” means bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforceability is considered in a Proceeding in equity or at Law).

“Book-Entry Share” means each book-entry account formerly representing any non-certificated Eligible Shares.

“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which (a) banks in New York, New York are required or authorized by Law to close, or (b) solely for purposes of determining the Closing Date, the Department of State of the State of Delaware is required or authorized by Law to close.

“Bylaws” has the meaning set forth in Section 3.2.

“Capitalization Date” means 5:00 p.m. (New York time) on April 22, 2026.

“Certificate” means each stock certificate formerly representing any Eligible Shares.

“Certificate of Merger” means a certificate of merger relating to the Merger.

“Change of Recommendation” has the meaning set forth in Section 8.2(d)(i).

“Charter” has the meaning set forth in Section 3.1.

“Chosen Courts” means the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided that if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means the date on which the Closing actually occurs.

“Closing Year Bonuses” has the meaning set forth in Section 8.10(d).

“Code” means the Internal Revenue Code of 1986.

“Company” has the meaning set forth in the Preamble.

“Company 401(k) Plan” means the TruBridge 401(k) Retirement Plan.

“Company Approvals” has the meaning set forth in Section 5.4(a).

“Company Benefit Plan” means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential obligation or liability is borne by, the Company or any of its Subsidiaries, including the Stock Plan, ERISA Plans, employment, consulting, retirement, severance, termination or “change of control” agreements, deferred compensation, equity-based, incentive, bonus, supplemental retirement, profit sharing, insurance, medical, welfare, fringe or other benefits or remuneration of any kind.

“Company Board” means the board of directors of the Company, including any committee thereof to the extent such a committee, as of any applicable time, (a) was or is authorized to exercise the powers and authority of the board of directors of the Company pursuant to the Company’s Organizational Documents and/or the DGCL, and (b) was or is exercising such powers and authority.

“Company Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company Compensation Committee” means the compensation committee of the Company Board.

“Company Data” means all Personal Information and other proprietary or confidential data owned, stored, used, maintained or controlled by or on behalf of the Company or any of its Subsidiaries.

“Company Disclosure Schedule” has the meaning set forth in Article V.

“Company Equity Awards” means, collectively, Company RSAs and Company PSAs.

“Company ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.

“Company Legal Expenses” means the fees, charges, disbursements and expenses of external legal counsel incurred (whether prior to, on or after the date of this Agreement) by or on behalf of the Company or any of its Subsidiaries in connection with the negotiation, documentation, execution and consummation of this Agreement, the Merger and the Debt Financing or otherwise in connection with the transactions contemplated hereby (including the Viewgol Restructuring) or thereby, other than Excluded Legal Expenses.

“Company Legal Expenses Cap” means the amount set forth in Section 1.1(a) of the Company Disclosure Schedule.

“Company Material Adverse Effect” means any Event that, individually or in the aggregate with any other Event, is, or would reasonably be expected to be, materially adverse to the financial condition, business or results of operations of the Company and its Subsidiaries (taken as a whole); provided, however, that, no Event to the extent resulting from, arising out of or related to any of the following, either individually or in the aggregate, shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be expected to occur:

(a) any Event generally affecting the economy, credit, capital, securities or financial markets, including interest rates, exchange rates, monetary policies, tariffs or trade wars, or political, regulatory or business conditions in the geographic markets in which the Company or any of its Subsidiaries has material operations;

(b) any Event, that is the result of factors generally affecting the industries, markets or geographical areas in which the Company or any of its Subsidiaries have material operations;

(c) any loss of, or adverse Event, in or with respect to, the relationship of the Company or any of its Subsidiaries, contractual or otherwise, with customers, employees, unions, suppliers, distributors, financing sources, partners or similar relationship, or any resulting Event, in each of the foregoing cases, that was caused by the entry into, announcement, pendency or performance of the transactions contemplated by this Agreement, or directly resulting or arising from the identity of or any facts or circumstances relating to, or any actions taken or failed to be taken by Parent or any of its Subsidiaries (other than those required or expressly permitted pursuant to this Agreement), including any Proceeding with respect to this Agreement or the transactions contemplated by this Agreement; provided that the exceptions in this clause (c) shall not apply to the representations and warranties set forth in Section 5.4 or in the conditions set forth in Article IX with respect to such representations and warranties;

(d) any change or modification in GAAP or in any Law, or the interpretation or enforcement thereof, after the date of this Agreement;

(e) any failure by the Company to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period; provided that the exception in this clause (e) shall not prevent or otherwise affect a determination that any Event (not otherwise excluded under this definition) underlying such failure has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a “Company Material Adverse Effect”;

(f) act of war (whether or not declared), civil disobedience, hostilities, sabotage, terrorism, cyberattacks, military or para-military actions or the escalation of any of the foregoing, whether perpetrated or encouraged by a state or non-state actor or actors, any hurricane, flood, tornado, earthquake or other weather or natural disaster or any epidemics, pandemics, outbreak of illness or other public health event or any other force majeure event, or any national or international calamity or crisis;

(g) any Proceeding after the date hereof to the extent relating to this Agreement or the transactions contemplated by this Agreement;

(h) any action required or expressly permitted to be taken or failed to be taken by the Company or any of its Subsidiaries or its or their respective Representatives pursuant to this Agreement or any action taken or failed to be taken with Parent’s written consent or at Parent’s written request;

(i) any Event or announcement of an Event affecting the credit rating or other rating of financial strength of the Company or any of its Subsidiaries or any of their respective securities; provided that the exception in this clause (i) shall not prevent or otherwise affect a determination that any Event underlying such Event or announcement of an Event has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a “Company Material Adverse Effect”;

(j) a decline in the market price, or change in trading volume, of the Shares or any other securities of the Company on the NASDAQ or any other securities exchange or trading market; provided that the exception in this clause (j) shall not prevent or otherwise affect a determination that any Event underlying such decline or change has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a “Company Material Adverse Effect”;

(k) any matter that is reasonably apparent from the information set forth in the Company Disclosure Schedules or from information set forth in any Company Reports (but excluding, in each case, any disclosures or other information set forth or referenced in any risk factor, forward-looking statement or quantitative and qualitative disclosures about market risk section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature);

(l) any liability to the extent accrued or reserved against in the consolidated financial statements included in the Company Reports (or the notes thereto) filed or furnished prior to the date of this Agreement;

(m) any public disclosure by Parent regarding its plans with respect to the conduct of the Company’s business following Closing and any action or communication by Parent with respect to or to the Company’s employees; or

(n) any actions required under this Agreement or applicable Law to obtain any approval or authorization under applicable Law for the consummation of the Merger, in each case, which actions are expressly contemplated herein;

provided, further that if any one or more of the Events set forth in clauses (a), (b), (d) and (f) disproportionately adversely affects the Company and its Subsidiaries relative to the other participants in the same or similar industries or geographies in which the Company and its Subsidiaries operate or their products or services are sold or sourced, as applicable, then the incremental disproportionate impact of such Events shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

“Company PSA” has the meaning set forth in Section 4.3(b).

“Company Recommendation” has the meaning set forth in Section 5.3(b).

“Company Reports” means the reports, forms, proxy statements, prospectuses, registration statements and other statements, certifications and documents that are required to be or otherwise are filed with or furnished to the SEC pursuant to the Exchange Act or the Securities Act by the Company, including notes, exhibits and schedules thereto and all other information incorporated by reference and any amendments and supplements thereto.

“Company RSA” has the meaning set forth in Section 4.3(a).

“Company Severance Plan” means the TruBridge, Inc. Separation Pay Plan, dated as of January 1, 2024.

“Company Stockholders Meeting” means the meeting of stockholders of the Company to be held to consider the adoption of this Agreement.

“Confidentiality Agreement” means the Confidentiality Letter Agreement, dated on or about November 4, 2025, by and between the Company and Parent.

“Consent Request” has the meaning set forth in Section 8.1(d).

“Continuing Employee” means an employee of the Company and its Subsidiaries at the Effective Time who continues to remain employed with the Company or any of its Subsidiaries following the Effective Time, solely with respect to the period of such continued employment.

“Contract” means any legally binding contract, agreement, undertaking, lease, license, note, mortgage, indenture, arrangement or any other similar obligation (excluding any Company Benefit Plan).

“D&O Insurance” has the meaning set forth in Section 8.11(b).

“Damages Cap” means an amount equal to the Reverse Termination Fee.

“Data Privacy Requirements” means, to the extent applicable to the respective businesses of the Company or its Subsidiaries, (a) all Privacy Laws, (b) all binding obligations concerning the protection, privacy, security and processing of Personal Information under any binding industry standard or guideline or any Contracts to which the Company or any of its Subsidiaries is a party, and (c) all binding obligations under any consumer-facing privacy policy or notice of the Company or any of its Subsidiaries.

“Debt Commitment Letter” has the meaning set forth in Section 6.8(a).

“Debt Financing” has the meaning set forth in Section 6.8(a).

“Debt Financing Letters” has the meaning set forth in Section 6.8(a).

“Debt Financing Party” means the Debt Financing Sources, together with their Affiliates and such Persons’ (and their respective Affiliates’), controlling persons, general or limited partners, officers, directors, employees, investment professionals, managers, stockholders, members, agents, Affiliates, permitted assigns, financing sources or other Representatives of any of the foregoing, in each case, in their capacity as such.

“Debt Financing Sources” means the agents, arrangers, lenders and other entities (other than Parent) that have committed to provide all or any part of the Debt Financing or any Alternate Debt Financing, as parties (other than Parent) to any joinder agreements, indentures or credit agreements entered into in connection therewith, together with their respective Affiliates and their and their respective Affiliates’ controlling persons, officers, directors, employees, agents and representatives and their respective successors and assigns.

“DGCL” means the General Corporation Law of the State of Delaware.

“Disclosing Party” has the meaning set forth in Section 8.5(b)(iii).

“Dissenting Shares” has the meaning set forth in the definition of “Dissenting Stockholders.”

“Dissenting Stockholders” means the holders of Shares who have duly demanded appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn or otherwise waived or lost such right to appraisal under Section 262 of the DGCL (such Shares for which appraisal has been so duly demanded and the right thereto under Section 262 of the DGCL not effectively withdrawn or otherwise waived or lost, the “Dissenting Shares”).

“DTC” means The Depository Trust Company.

“Effective Time” has the meaning set forth in Section 2.2.

“Eligible Shares” means the Shares issued and outstanding (including, without limitation, the Shares subject to outstanding Company RSAs and Company PSAs) immediately prior to the Effective Time, other than, subject to the last sentence of Section 4.2(f), any Excluded Shares.

“Encumbrance” means any pledge, lien, charge, option, hypothecation, mortgage, security interest or other similar encumbrance.

“Environmental Law” means any Law in effect on or prior to the date of this Agreement concerning the (a) protection of the environment, or (b) handling, use, storage, treatment, transportation, disposal, release or threatened release of any Hazardous Substance.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Plans” means “employee benefit plans” within the meaning of Section 3(3) of ERISA.

“Event” means any event, development, change, state of facts, condition, circumstance or occurrence.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Fund” has the meaning set forth in Section 4.2(a)(i).

“Excluded Legal Expenses” has the meaning set forth in Section 1.1(a) of the Company Disclosure Schedule.

“Excluded Shares” means the (a) Shares owned by Parent, Merger Sub or any other Wholly Owned Subsidiary of Parent, the Company or any Wholly Owned Subsidiary of the Company, other than shares held in a fiduciary, representative or other capacity on behalf of third parties (whether or not held in a separate account), and (b) Dissenting Shares.

“Export and Sanctions Regulations” means all applicable sanctions and export control and similar Laws in jurisdictions in which the Company or any of its Subsidiaries do business, have done business or are otherwise subject to, including the U.S. International Traffic in Arms Regulations, the Export Administration Regulations and U.S. sanctions Laws administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977.

“Fee Letters” has the meaning set forth in Section 6.8(a).

“GAAP” means the generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board applicable as of the time of the relevant financial statements or accounting procedure or action referred to herein and consistently applied during the periods involved.

“Governmental Entity” means any U.S. or non-U.S. (including any supranational) governmental, quasi-governmental, regulatory or self-regulatory authority, enforcement authority, agency, commission, body or other entity or any subdivision or instrumentality thereof, including any public international organization, stock exchange or other self-regulatory organization, court, tribunal or arbitrator or any subdivision or instrumentality thereof, in each case, of competent jurisdiction.

“Governmental Health Program” means any federal health program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, Medicaid, TRICARE, CHAMPVA and any other federal or state reimbursement programs involving payment of governmental funds (as defined therein), and any health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code.

“Group” has the meaning set forth in Rule 13d-5 under the Exchange Act.

“Hazardous Substance” means (a) those substances included within the definitions of any one or more of the terms “hazardous substances,” “toxic pollutants,” “hazardous materials,” “toxic substances” and “hazardous waste” in the Comprehensive Environmental Response, Compensation And Liability Act, 42 U.S.C. § 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq.; Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; and the regulations and publications issued under any such Laws, and (b) petroleum, lead-based paint, asbestos or asbestos-containing material and polychlorinated biphenyls.

“Healthcare Laws” means any Laws applicable to the Company or any of its Subsidiaries relating to healthcare, including: (a) Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395lll (the Medicare statute); (b) Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396w-5 (the Medicaid statute); (c) the Federal Health Care Program Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); (d) the False Claims Act, 31 U.S.C. §§ 3729-3733; (e) the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; (f) the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58; (g) the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b; (h) the Exclusion Laws, 42 U.S.C. § 1320a 7; (i) healthcare Privacy Laws and HIPAA (as defined herein); (j) any similar state and local Laws that address the subject matter of the foregoing; (k) any state Law concerning the splitting of healthcare professional fees; (l) any applicable Laws relating to billing, coding, submission, or processing or payment of claims for reimbursement submitted to any Payor, any applicable Laws relating to insurance, third-party administrator, utilization review or denial of medically necessary services, payment collection laws, and risk sharing products, and any other applicable Laws relating to fraudulent, abusive or unlawful practices connected with the provision of healthcare items or services; (m) any Laws relating to clinical research; (n) laws relating to pricing and repricing of claims, as well as all pricing and related transparency laws; (o) any Laws relating to informed consent and the hiring of employees or acquisition of services or supplies from Persons excluded from participation in Governmental Health Programs mandated reporting of incidents, occurrences, diseases and events and advertising or marketing of healthcare services; (p) the Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.); (q) the Deficit Reduction Act of 2005; and (r) the Patient Protection and Affordable Care Act of 2010.

“HIPAA” means (a) the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 and the regulations promulgated thereunder; (b) the Health Information Technology for Economic and Clinical Health Act and the regulations promulgated thereunder; and (c) applicable state laws regarding patient privacy and the security, use or disclosure of health care records.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvement Act of 1976.

“Indebtedness” means, with respect to any Person, without duplication, all obligations, liabilities or undertakings by such Person: (a) for borrowed money, (b) evidenced by bonds, debentures, notes or similar instruments, (c) for capitalized leases (as determined in accordance with GAAP) or to pay the deferred and unpaid purchase price of property or equipment (excluding accounts payable incurred in the Ordinary Course of Business), (d) pursuant to securitization programs or arrangements, (e) under swaps, options, forward sales contracts, derivatives and other hedging Contracts, financial instruments or arrangements, (f) for or under any bankers’ acceptances or letters of credit (to the extent drawn upon), performance bonds or similar obligations, (g) secured by an Encumbrance on any asset of such Person or any Subsidiary thereof, or (h) pursuant to guarantees (other than a clearing house guarantee) of any obligation, liability or undertaking of any other Person contemplated by the foregoing clauses (a) through (h) of this definition, in each case, excluding: (i) intercompany indebtedness, obligations, liabilities or undertakings (including any guarantees or arrangements having the economic effect of a guarantee) that is (x) solely between Parent and its Wholly Owned Subsidiaries or solely among Parent’s Wholly Owned Subsidiaries, or (y) solely between the Company and its Wholly Owned Subsidiaries or solely among the Company’s Wholly Owned Subsidiaries (as applicable); and (ii) obligations, liabilities or undertakings for operating leases or real property leases reflected on the balance sheet pursuant to Accounting Standard Codification Topic 842 (ASC 842).

“Indemnified Parties” means, collectively, each present and former (determined as of the Effective Time for purposes of Section 8.11) director or officer of the Company or any of its Subsidiaries (or other Persons performing similar functions), or individual serving as a director, officer, member, trustee or fiduciary of another entity or enterprise, including a Company Benefit Plan, at the request or benefit of the Company or any of its Subsidiaries, together with such individual’s respective heirs, executors, trustees, fiduciaries or administrators, in each case, when acting in such capacity.

“Insurance Policies” means any fire and casualty, general liability, business interruption, cyber, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies, including any reinsurance policies and self-insurance programs and arrangements maintained by the Company or any of its Subsidiaries.

“Intellectual Property Rights” means, any and all rights in or to any of the following in any jurisdiction in the world, whether registered or unregistered: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (c) works of authorship, whether or not copyrightable, copyrights and all registrations, applications for registration, and renewals thereof; (d) domain names and social media accounts/handles or user names; (e) trade secrets, know-how, and other similar confidential or proprietary information; and (f) Software.

“Intervening Event” means a material Event with respect to the Company or any of its Subsidiaries or the business of the Company or any of its Subsidiaries that was not known and was not reasonably foreseeable to the Company Board as of, or prior to, the date of this Agreement (or if it was known or reasonably foreseeable by the Company Board as of or prior to the execution and delivery of this Agreement, the material consequences, probability or magnitude of which were not actually known or reasonably foreseeable by the Company Board at such time) that occurs, arises or becomes known to the Company Board after the Company’s execution and delivery of this Agreement and before the Requisite Company Vote is obtained; provided that (i) under no circumstances shall an Event that involves an Acquisition Proposal or a Superior Proposal be taken into account in determining whether an Intervening Event has occurred, and (ii) the following shall be considered known occurrences: changes, in and of themselves, in the price of the Company Common Stock (it being understood and agreed that the underlying causes of (or contributors to) such changes that are not otherwise excluded from the definition of “Intervening Event” may be taken into account).

“IRS” means the U.S. Internal Revenue Service.

“IT Assets” means technology devices, computers, Software, hardware, systems, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines, and all other information technology equipment, and all associated documentation. For clarity, “IT Assets” excludes any Intellectual Property Rights.

“Knowledge” or any similar phrase means (a) with respect to the Company, the actual knowledge of the individuals set forth in Section 1.1(b) of the Company Disclosure Schedule, (b) with respect to Parent and/or Merger Sub, the actual knowledge of the individuals set forth in Section 1.1(c) of the Parent Disclosure Schedule, and (c) with respect to TopCo, the actual knowledge of the individuals set forth in Section 1.1(d) of the TopCo Disclosure Schedule.

“Law” means any law, statute, constitution, principle of common law, ordinance, code, standard, rule, executive order, regulation, ruling or requirement issued, enacted, adopted, promulgated or otherwise put into effect by or under the authority of any Governmental Entity, or any Order.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use and occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any of its Subsidiaries.

“Licenses” means all licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances and exemptions issued or granted by a Governmental Entity.

“Malicious Code” means any (a) back door, time bomb, drop dead device or other Software routine designed to disable a computer program automatically with the passage of time or under the positive control of a Person other than the user of the program and (b) virus, Trojan horse, worm or other Software routine or hardware component designed to permit unauthorized access, to disable, erase or otherwise harm Software, hardware or data.

“Material Contract” has the meaning set forth in Section 5.11(a)(xviii).

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Preamble.

“Monthly Financial Report” has the meaning set forth in Section 8.1(b)(ii).

“Multiemployer Plans” means “multiemployer plans” as defined by Section 3(37) of ERISA.

“Non-Wholly Owned Subsidiary” has the meaning set forth in Section 5.2(e).

“Notice Period” has the meaning set forth in Section 8.2(d)(iii).

“NASDAQ” means the Nasdaq Global Select Market (or any successor thereto).

“ONC” has the meaning set forth in Section 5.19(g).

“Open Source Software” means any Software that is subject to any open source license agreement, including any such Software licensed under terms that meet the current version of the Free Software definition maintained by the Free Software Foundation or the current version of the “Open Source Definition” maintained by the Open Source Initiative. “Open Source Software” includes Software distributed under the GNU General Public License, GNU Lesser General Public License, Apache License, Eclipse Public License, Common Development and Distribution License, New BSD License, MIT License, and other licenses approved as open source software licenses by the Open Source Initiative.

“Order” means any order, award, judgment, injunction, writ, decree (including any consent decree or similar agreed order or judgment), directive, settlement, stipulation, ruling, determination, decision or verdict, whether civil, criminal or administrative, in each case, that is entered, issued, made or rendered by any Governmental Entity.

“Ordinary Course of Business” means, with respect to any Person, the conduct by such Person in connection with the relevant business in accordance with such Person’s historical normal day-to-day customs, practices and procedures of such business, taken as a whole.

“Organizational Documents” means (a) with respect to any Person that is a corporation, its certificate of incorporation and bylaws, or comparable documents, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, or comparable documents, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, or comparable documents, (d) with respect to any Person that is a trust, its declaration of trust, or comparable documents, and (e) with respect to any other Person that is not an individual, its comparable organizational documents.

“Original Date” has the meaning set forth in Section 8.3(b).

“Other Anti-Bribery Laws” means, other than the FCPA, all applicable anti-bribery, anti-corruption, anti-money-laundering and similar Laws in jurisdictions in which the Company or any of its Subsidiaries do business, have done business, in which any agent thereof is conducting or has conducted business involving the Company or any of its Subsidiaries or the Company or any of its Subsidiaries are otherwise subject.

“Outside Date” has the meaning set forth in Section 10.2(a).

“Owned Intellectual Property” means all Intellectual Property Rights owned by the Company or any of its Subsidiaries.

“Owned IT Assets” means all IT Assets owned by the Company or any of its Subsidiaries.

“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company or any of its Subsidiaries.

“Owned Software” means all Software that is owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the Preamble.

“Parent Approvals” has the meaning set forth in Section 6.4(a).

“Parent Disclosure Schedule” has the meaning set forth in Article VI.

“Parties” has the meaning set forth in the Preamble.

“Paying Agent” means the paying agent selected by Parent prior to the Effective Time that is reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed).

“Paying Agent Agreement” means the Contract pursuant to which Parent shall appoint the Paying Agent, which shall be in form and substance reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed).

“Payor” means any Governmental Health Programs and any other healthcare service plans, health maintenance organizations, health insurers and/or other private, commercial or governmental third-party payors.

“Per Share Merger Consideration” means $26.25 per Share in cash, without interest.

“Permitted Confidentiality Agreement” has the meaning set forth in Section 8.2(b)(i).

“Permitted Encumbrances” means: (a) Encumbrances for current Taxes or other governmental charges not yet due and payable or that the Person subject to such Taxes or other governmental charges is contesting in good faith by appropriate proceedings for which adequate reserves have been established on the Company’s financial statements in accordance with GAAP; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like Encumbrances arising or incurred in the Ordinary Course of Business relating to obligations as to which there is no default on the part of Company or any of its Subsidiaries, or the validity or amount of which is being contested in good faith by appropriate proceedings and which are not, individually or in the aggregate, material, and for which adequate reserves have been established on the Company’s financial statements in accordance with GAAP; (c) Encumbrances, covenants, conditions, exclusions, restrictions, easements, charges, rights of way and matters of public record that do not, individually or in the aggregate, materially impair the continued use, operation or value of the specific parcel of Real Property to which they relate or the conduct of the business of the Company and its Subsidiaries as currently conducted, and that would be shown by a current title report or other similar report; (d) Encumbrances arising under or relating to applicable securities Laws; (e) with respect to the Company and its Subsidiaries, Encumbrances arising under or relating to this Agreement or any of the Organizational Documents of the Company or any of its Subsidiaries, respectively; (f) any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection and which do not materially interfere with the use of the assets to which they relate; (g) any licenses or other similar rights or immunities with respect to Intellectual Property Rights; and (h) any Encumbrances set forth in Section 1.1(e) of the Company Disclosure Schedule.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Personal Information” means information that identifies or is reasonably capable of identifying, a particular individual and shall also mean “personal information”, “personal data” and “personal health information,” each as defined by applicable Laws relating to the collection, use, sharing, storage, and/or disclosure of information about an identifiable individual.

“PHI” has the meaning set forth in Section 5.19(e).

“Planned CapEx Metric” means the Company’s year-to-date budgeted Adjusted EBITDA minus the Company’s year-to-date (i.e., from January 1, 2026 through the end of the applicable month) budgeted capital expenditures, as set forth in Section 1.1(f) of the Company Disclosure Schedule.

“Privacy Laws” means applicable Laws pertaining to the Processing of Personal Information.

“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.

“Process” or “Processing” means, with respect to Personal Information, the use, collection, processing, storage or disclosure of such Personal Information.

“Proxy Statement” has the meaning set forth in Section 8.5(a)(i).

“Real Property” means the Owned Real Property and Leased Real Property.

“Receiving Party” has the meaning set forth in Section 8.5(b)(iii).

“Registered Intellectual Property” means Owned Intellectual Property that is issued by, registered with, renewed by or the subject of a pending application before any Governmental Entity or Internet domain name registrar.

“Required Information” has the meaning set forth in Section 8.16(b)(i).

“Representative” means, with respect to any Person, any director, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee (including any officer), consultant, investment banker, financial advisor, legal counsel, attorney-in-fact, accountant or other advisor, agent or other representative of such Person, in each case, acting in its capacity as such.

“Required Regulatory Approvals” has the meaning set forth in Section 9.1(b).

“Requisite Company Vote” means the adoption of this Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose.

“Requisite TopCo Approval” means the approval by the shareholders of TopCo as may be necessary in connection with the Debt Financing, as required under the Laws of India, which approval is duly provided by the shareholders of TopCo by way of a special resolution approved, in a duly convened extraordinary general meeting of TopCo or by means of postal ballot conducted by TopCo in accordance with the Laws of India, where the votes cast in favor of such special resolution by the shareholders of TopCo entitled and voting are at least three times the number of votes, if any, cast against the special resolution by members so entitled and voting.

“Restraint” has the meaning set forth in Section 10.2(b).

“Reverse Termination Fee” means an amount equal to $24,585,750.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Share” means any share of the Company Common Stock.

“Significant Subsidiary” means “significant subsidiary” as defined by Rule 1.02(w) of Regulation S-X under the Exchange Act.

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, whether in source code or object code, (b) databases and data files, whether machine readable or otherwise, and (c) all documentation, including user manuals, relating to any of the foregoing.

“Solomon Partners” has the meaning set forth in Section 5.3(b).

“Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s obligations and liabilities on a consolidated basis (including contingent obligations and liabilities) is less than the sum of such Person’s assets on a consolidated basis, (b) such Person will not have, on a consolidated basis, unreasonably small capital to conduct the businesses in which it is engaged or intends to be engaged, and (c) such Person has not incurred debts, including contingent and other obligations or liabilities, beyond its ability to pay such debts as they become absolute and mature in the Ordinary Course of Business.

“Specified Stockholders” means L6 Holdings Inc., Pinetree Capital Ltd. and Ocho Investments LLC.

“Stock Plan” means, collectively, the Company’s Amended and Restated 2019 Incentive Plan and Second Amended and Restated 2019 Incentive Plan.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of (a) the securities or ownership interests of such other Person having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, or (b) the equity or ownership interests of such other Person, in each case, is directly or indirectly owned or controlled by such first Person and/or by one or more of its direct or indirect subsidiaries.

“Superior Proposal” means an unsolicited and bona fide written proposal, offer or indication of interest contemplated by the definition of “Acquisition Proposal” made after the date of this Agreement that, if the transactions or series of related transactions contemplated thereby were consummated, would result in a Person or Group, other than Parent or any of its Subsidiaries or any Group that Parent or any of its Subsidiaries are members of, becoming the beneficial owner of, directly or indirectly, in excess of fifty percent (50%) of the: (a) total voting power of the equity securities of the Company and its Subsidiaries (or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity); or (b) consolidated net revenues, net income or total assets, in each case of the foregoing clauses (a) and (b) of this definition, as of the date of such Acquisition Proposal (it being understood and agreed that total assets (i) include equity securities of Subsidiaries of the Company, and (ii) shall be determined in good faith by the Company Board, acting reasonably, on a fair-market-value basis), that the Company Board has determined, in good faith, that is reasonably likely to be consummated in accordance with its terms and, if consummated, would result in a transaction more favorable from a financial point of view to the Company’s stockholders than the transactions contemplated by this Agreement (after taking into account any revisions to the terms and conditions of this Agreement proposed by Parent pursuant to Section 8.2(d)(iii) and such other factors that the Company Board determines in good faith to be relevant).

“Support Agreement” has the meaning set forth in the Recitals.

“Surviving Corporation” has the meaning set forth in Section 2.3.

“Tail Period” means the six (6) years from and after the Effective Time.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation.

“Target CapEx Metric” means, for any applicable month, the minimum permitted level of the Company’s year-to-date Planned CapEx Metric (for the period from January 1, 2026 through the end of such month), after giving effect to the acceptable negative deviation from the Planned CapEx Metric, in each case as set forth in Section 1.1(f) of the Company Disclosure Schedule.

“Tax Returns” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, information returns and other documents and attachments thereto) relating to Taxes, including, for the avoidance of doubt, any amendments or supplements thereof, required to be filed with or supplied to any Taxing Authority.

“Taxes” means all federal, state, provincial, local, municipal, county, U.S. and non-U.S. taxes, including any ad valorem, capital, capital stock, customs and import duties, disability, documentary stamp, estimated employment, excise, franchise, gains, goods and services, gross income, gross receipts, income, intangible, inventory, license, lease, mortgage recording, net income, occupation, payroll, personal property, production, profits, property, real property, recording, rent, sales, social security, stamp, transfer, transfer gains, unemployment, use, value added, windfall profits, recapture, accumulated earnings, environmental, customs, net worth, transfer and gains, withholding or other tax, duty, charge, levy, assessment or fee in the nature of a tax, together with any interest, additions, fines or penalties with respect thereto and any interest in respect of such additions, fines, penalties or other additions thereto.

“Taxing Authority” means any Governmental Entity having competent jurisdiction over the assessment, determination, collection or imposition of any such taxes, duties and assessments.

“Termination Fee” means an amount equal to $12,292,875.

“THPL” has the meaning set forth in Section 5.5(e).

“Top Customer” means each of the twenty (20) largest customers of the Company and its Subsidiaries, with each customer determined by reference to a separate contractual counterparty (including on a site-specific basis), based on volume in dollars of purchases from or spent with the Company and its Subsidiaries by each such customer during the twelve (12)-month period ended December 31, 2025.

“Top Vendor” means each of the fifteen (15) largest vendors of the Company and its Subsidiaries, based on volume in dollars of purchases from or spent with such vendor by the Company and its Subsidiaries during the twelve (12)-month period ended December 31, 2025.

“TopCo” has the meaning set forth in the Preamble.

“TopCo Disclosure Schedule” has the meaning set forth in Article VII.

“TopCo Sections” means Article VII, Section 8.18, Section 9.3, Section 10.3(a), Section 10.5(b), Section 10.5(g) and Article XI.

“TopCo Specified Shareholders” means Sachin Gupta, Rekha Jhunjhunwala, Aryaman Jhunjhunwala Discretionary Trust, Nishtha Jhunjhunwala Discretionary Trust, Aryavir Jhunjhunwala Discretionary Trust and Joseph Charles Benardello.

“TopCo Support Agreement” has the meaning set forth in the Recitals.

“Transaction Litigation” has the meaning set forth in Section 8.13.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, recording, value added, registration and other similar Taxes and all conveyance fees, recording fees and other similar charges.

“Viewgol” has the meaning set forth in Section 8.19.

“Viewgol Restructuring” has the meaning set forth in Section 8.19.

“WARN Act” has the meaning set forth in Section 5.13(b).

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person of which all of the equity or ownership interests of such Subsidiary are directly or indirectly owned or controlled by such Person.

“Willful and Material Breach” means a deliberate act or a deliberate failure to act, taken or not taken with the actual knowledge that such act or failure to act would, or would reasonably be expected to, result in or constitute a material breach of this Agreement, regardless of whether breaching was the object of the act or failure to act.

1.2. Other Terms. Each of the capitalized terms used in this Agreement and not defined in Section 1.1 has the meaning set forth where such term is first used or, if no meaning is set forth, the meaning required by the context in which such term is used.

1.3. Interpretation and Construction.

(a) The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

(b) Unless otherwise specified in this Agreement or the context otherwise requires:

(i) all Preamble, Recital, Article, Section, clause, Exhibit and Schedule references used in this Agreement are to the preamble, recitals, articles, sections, clauses, exhibits and schedules to this Agreement and references to Schedules include the Company Disclosure Schedule and the Parent Disclosure Schedule;

(ii) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);

(iii) the terms defined in the singular shall have a comparable meaning when used in the plural and vice versa;

(iv) words importing the masculine gender shall include the feminine and neuter genders and vice versa;

(v) whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation”;

(vi) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(vii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”;

(viii) the word “shall” denotes a directive and obligation, and not an option, and the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(ix) all accounting terms not expressly defined in this Agreement shall have the meanings given to them under GAAP;

(x) whenever the word “transfer” is used, it shall be deemed to be followed by the words “including, if applicable, pursuant to the division of a limited liability company, limited partnership or other entity”;

(xi) references to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions;

(xii) the rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(xiii) the word “or” shall not be exclusive;

(xiv) the term “dollars” and the symbol “$” mean U.S. Dollars and all amounts in this Agreement shall be paid in U.S. Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than U.S. Dollars, to the extent applicable, the U.S. Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to U.S. Dollars at the foreign exchange rates published in the Wall Street Journal or, if not reported thereby, another authoritative source reasonably determined by the Company, in effect at the time such amount, cost, fee or expense is incurred, and if the resulting conversion yields a number that extends beyond two decimal points, rounded to the nearest penny;

(xv) with respect to references to information or documents having been “made available” (or words of similar import) by or on behalf of one or more Parties to another Party or Parties, any obligation relating to such actions shall be deemed satisfied if (A) such one or more Parties or Representatives thereof made such information or document available in any virtual data rooms established by or on behalf of the Company or otherwise to such other Party or Parties or its or their Representatives, in each case, in connection with the transactions contemplated by this Agreement at least two (2) Business Days prior to the execution and delivery of this Agreement, or (B) such information or document is publicly filed or furnished by the Company in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC (other than information, if any, that has been redacted or omitted and not otherwise shared with Parent) at least three (3) Business Days prior to the date of this Agreement;

(xvi) when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day and references to a number of days shall refer to calendar days unless Business Days are specified;

(xvii) all references to any (A) statute include the rules and regulations promulgated thereunder and all applicable, guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Entity, and (B) Law shall be a reference to such Law as amended, modified, supplemented, re-enacted, consolidated or replaced as of the date of this Agreement; and

(xviii) all references to (A) any Contract, other agreement, document or instrument (excluding this Agreement) mean such Contract, other agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits, any purchase orders or statements of work governed by, any “terms of services” or similar conditions applicable to and any other documents attached thereto or incorporated therein by reference, and (B) this Agreement mean this Agreement (taking into account the provisions of Section 11.11(a)) as amended or otherwise modified from time to time in accordance with Section 11.5.

(c) The Company Disclosure Schedule and the Parent Disclosure Schedule may include items and information the disclosure of which is not required either in response to an express disclosure requirement of this Agreement or as an exception to one or more provisions set forth in this Agreement. Inclusion of any such items or information in the Company Disclosure Schedule or the Parent Disclosure Schedule shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that, individually or in the aggregate, it has had or would reasonably be expected to result in a Company Material Adverse Effect.

(d) The Parties have jointly negotiated and drafted this Agreement and if an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

Closing; Certificate of Merger and Effective Time; The Merger

2.1. Closing. Subject to the provisions of Article IX, the closing of the Merger shall take place at 8:00 a.m., New York City time, remotely by the exchange of documents and signatures (or their electronic counterparts) or, to the extent such exchange is not practicable, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York, 10004, on the third (3rd) Business Day after the date the conditions set forth in Article IX (other than any such conditions which by their respective nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions at the Closing) have been satisfied or, to the extent permitted by applicable Law, waived by the party or parties entitled to the benefit of such conditions; provided, however, that if the Closing would otherwise be required to occur on a date that is earlier than the seventh (7th) Business Day after the date on which the condition set forth in Section 9.1(b) has been satisfied, then the Closing shall take place as promptly as reasonably practicable after the date on which such condition has been satisfied, and in any event no later than the seventh (7th) Business Day thereafter; or at such other place, and at such other time, or on such other date as the Parties may mutually agree in writing.

2.2. Certificate of Merger and Effective Time. As promptly as practicable following the Closing, but on the Closing Date, the Parties shall (a) cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL, and (b) deliver and tender, or cause to be delivered or tendered, as applicable, any Taxes and fees and make all other filings or recordings required under the DGCL in connection with such filing of the Certificate of Merger and the Merger, which shall become effective at the date and time when the Certificate of Merger has been executed and filed pursuant to clause (a) of this Section 2.2, or at such later date and time as may be agreed by the Parties in writing and specified in the Certificate of Merger so executed and filed (such date and time, as applicable, the “Effective Time”).

2.3. The Merger. Subject to the terms and conditions of this Agreement and pursuant to Section 251 and Section 259 of the DGCL, (a) at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall be the surviving corporation in the Merger (sometimes referred to as the “Surviving Corporation”) and, from and after the Effective Time, shall be a direct Wholly Owned Subsidiary of Parent and the separate corporate existence of the Company shall continue unaffected by the Merger, and (c) the Merger shall have such other applicable effects as set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all as provided under the DGCL.

ARTICLE III

Certificate of Incorporation, Bylaws, Directors and Officers of the Surviving Corporation

3.1. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Charter”) shall be amended and restated in its entirety to read substantially as set forth in Exhibit A, until thereafter duly amended, restated or amended and restated as provided therein and/or by applicable Law, in each case, consistent with the obligations set forth in Section 8.11.

3.2. Bylaws of the Surviving Corporation. The Parties shall take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended, restated or amended and restated as provided therein, by the Charter and/or by applicable Law, in each case, consistent with the obligations set forth in Section 8.11.

3.3. Directors of the Surviving Corporation. Immediately prior to, but conditioned on the occurrence of, the Effective Time, each of the members of the Company Board shall have resigned as a director of the Company with effect as of the Effective Time, and the Parties shall take all actions necessary so that the board of directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Charter, the Bylaws and/or applicable Law.

3.4. Officers of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Charter, the Bylaws and/or applicable Law.

ARTICLE IV

Effect of the Merger on Capital Stock; Delivery of Merger Consideration

4.1. Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Company or on the part of the sole stockholder of Merger Sub:

(a) Merger Consideration. Each Eligible Share shall be converted into the right to receive the Per Share Merger Consideration, and shall cease to be outstanding, shall be cancelled and shall cease to exist, and each Certificate, and each Book-Entry Share, shall thereafter only represent the right to receive the Per Share Merger Consideration, payable pursuant to Section 4.2, Section 4.3(a) and Section 4.3(b).

(b) Treatment of Excluded Shares. Each Excluded Share shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights any Dissenting Stockholders may have pursuant to Section 4.2(f) with respect to any Excluded Shares that are Dissenting Shares.

(c) Merger Sub. Each share of common stock of Merger Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time, shall be converted into one share of common stock of the Surviving Corporation, par value $0.001 per share, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

4.2. Delivery of Merger Consideration.

(a) Deposit of Merger Consideration and Paying Agent.

(i) At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments in respect of the Eligible Shares pursuant to Section 4.2(b), Section 4.3(a) and Section 4.3(b) (such cash, the “Exchange Fund”).

(ii) Pursuant to the Paying Agent Agreement, the Paying Agent shall, among other things, (A) act as the paying agent for the payment and delivery of the Per Share Merger Consideration in respect of each Eligible Share pursuant to the terms and conditions of this Agreement, and (B) invest the Exchange Fund, if and as directed by Parent; provided, however, that any investment shall be in obligations of or guaranteed as to principal and interest by the U.S. government in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services, LLC, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), or in money market funds having a rating in the highest investment category granted by an internationally recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three (3) months. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level sufficient to make prompt payment and delivery of the aggregate Per Share Merger Consideration as contemplated by Section 4.1, or to the extent the Exchange Fund is not sufficient to make prompt payment and delivery of the aggregate Per Share Merger Consideration in respect of any Dissenting Shares that become Eligible Shares pursuant to the last sentence of Section 4.2(f), Parent shall promptly deposit or cause to be deposited such additional amounts in cash in immediately available funds with the Paying Agent for the Exchange Fund so as to ensure that the Exchange Fund is at all relevant times maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment (if any) in excess of the amounts payable pursuant to Section 4.2(b), Section 4.3(a) and Section 4.3(b) shall be promptly returned to Parent or the Surviving Corporation, as determined by Parent in accordance with the terms and conditions of the Paying Agent Agreement.

(b) Procedures for Surrender.

(i) As promptly as reasonably practicable after the Effective Time (but in any event within three (3) Business Days thereafter), Parent shall cause the Paying Agent to mail or otherwise provide each holder of record of Eligible Shares that are (A) Certificates, or (B) Book-Entry Shares not held, directly or indirectly, through DTC notice advising such holders of the effectiveness of the Merger, which notice shall include (1) appropriate transmittal materials (including a customary letter of transmittal) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), as applicable (such materials to be in such form and have such other provisions as Parent and the Company may reasonably mutually agree), and (2) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or such Book-Entry Shares to the Paying Agent in exchange for the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to this Article IV.

(ii) With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent shall transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Eligible Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Per Share Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.

(iii) Upon surrender to the Paying Agent of Eligible Shares that (A) are Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) together with the letter of transmittal, duly completed and executed, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), in each case of the foregoing clauses (A) and (B) of this Section 4.2(b)(iii), pursuant to such materials and instructions contemplated by Section 4.2(b)(i), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries pursuant to Section 4.2(a)(i), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver, out of the Exchange Fund, as promptly as practicable to such holders, an amount in cash in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the product obtained by multiplying (1) the number of Eligible Shares represented by such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or such Book-Entry Shares by (2) the Per Share Merger Consideration, and each Certificate so surrendered shall forthwith be cancelled.

(iv) In the event of a transfer of ownership of any Certificate that is not registered in the stock transfer books or ledger of the Company or if the consideration payable is to be paid in a name other than that in which the Certificate or Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, a check for any cash to be exchanged upon due surrender of any such Certificate or Certificates may be issued by the Paying Agent to such a transferee if the Certificate or Certificates is or are (as applicable) properly endorsed and otherwise in proper form for surrender and presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable Transfer Taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the Paying Agent. None of Parent, Merger Sub or the Surviving Corporation shall have any liability for any such Taxes in the circumstances described in this Section 4.2(b)(iv). Payment of the Per Share Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books or ledger of the Company.

(v) For the avoidance of doubt, no interest shall be paid or accrued for the benefit of any holder of Eligible Shares on any amount payable upon the surrender of any Eligible Shares.

(c) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books or ledger of the Company of the Eligible Shares. If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article IV.

(d) Termination of Exchange Fund.

(i) Any portion of the Exchange Fund (including any interest and other income resulting from any investments thereof (if any)) that remains unclaimed by the holders of Eligible Shares for 180 days from and after the Closing Date shall be delivered to Parent or the Surviving Corporation, as determined by Parent. Any holder of Eligible Shares who has not theretofore complied with the procedures, materials and instructions contemplated by this Section 4.2 shall thereafter look only to the Surviving Corporation as a general creditor thereof for such payments (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) in respect thereof.

(ii) Notwithstanding anything to the contrary set forth in this Article IV, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares or Company Equity Awards for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of such fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent and/or the Paying Agent pursuant to the Paying Agent Agreement or otherwise, the posting by such Person of a bond in customary amount, and upon such terms as may be required by Parent and/or the Paying Agent pursuant to the Paying Agent Agreement or otherwise as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent shall, in exchange for such Certificate, issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the product obtained by multiplying (i) the number of Eligible Shares represented by such lost, stolen or destroyed Certificate by (ii) the Per Share Merger Consideration.

(f) Appraisal Rights. Subject to the last sentence of this Section 4.2(f), no Dissenting Stockholder shall be entitled to receive the Per Share Merger Consideration with respect to any of the Dissenting Shares owned by such Dissenting Stockholder, and each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to the Dissenting Shares owned by such Dissenting Stockholder and such Dissenting Stockholder shall cease to have any other rights with respect to such Dissenting Shares. The Company shall give Parent (i) prompt notice and copies of any written demands for appraisal, actual, attempted or purported written withdrawals of such demands, and any other instruments served pursuant to (or purportedly pursuant to) applicable Law that are received by the Company relating to the Company’s stockholders’ demands of appraisal, and (ii) the opportunity to direct all negotiations and Proceedings with respect to demands for appraisal under the DGCL; provided, however, that Parent shall allow the Company to also participate in (but not direct) any such negotiations and Proceedings. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment or deposit with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree, authorize or commit to do any of the foregoing. If any Dissenting Stockholder shall have effectively withdrawn or otherwise waived or lost the right under Section 262 of the DGCL with respect to any Dissenting Shares, such Dissenting Shares shall become Eligible Shares and thereupon converted into the right to receive the Per Share Merger Consideration with respect to such Shares pursuant to this Article IV.

(g) Withholding Rights. Each of Parent, the Surviving Corporation and the Paying Agent (and any of their respective Affiliates) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares or Company Equity Awards such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts (i) shall be timely remitted to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the holder of Shares or Company Equity Awards in respect of which such deduction and withholding was made.

4.3. Treatment of Company Equity Awards.

(a) Company RSAs. At the Effective Time, any vesting conditions applicable to each outstanding restricted stock award under the Stock Plan (a “Company RSA”) shall (subject to any proration as provided for in the applicable award agreement as set forth in Section 4.3(a) of the Company Disclosure Schedule), automatically and without any required action on the part of the holder thereof, accelerate in full and such Company RSA shall be converted into the right to receive, with respect to each Share subject to such Company RSA (subject to any proration as provided for in the applicable award agreement as set forth in Section 4.3(a) of the Company Disclosure Schedule), the Per Share Merger Consideration (less applicable Taxes required to be withheld pursuant to Section 4.2(g) with respect to such amount of Per Share Merger Consideration) and cancelled pursuant to Section 4.1(a).

(b) Company PSAs. At the Effective Time, any performance conditions applicable to each outstanding performance share award under the Stock Plan (a “Company PSA”), shall (subject to any proration as provided for in the applicable award agreement as set forth in Section 4.3(b) of the Company Disclosure Schedule), automatically and without any required action on the part of the holder thereof, cease to apply and such Company PSA shall be converted into the right to receive, with respect to each Share subject to such Company PSA (subject to any proration as provided for in the applicable award agreement as set forth in Section 4.3(b) of the Company Disclosure Schedule), the Per Share Merger Consideration (less applicable Taxes required to be withheld pursuant to Section 4.2(g) with respect to such conversion) and cancelled pursuant to Section 4.1(a), provided that the number of Shares subject to each such Company PSA immediately prior to the Effective Time shall be determined based on the actual performance through the Effective Time as reasonably determined by the Company Compensation Committee (or, if actual performance is not reasonably determinable in its discretion, target performance), in accordance with Section 4.3(b) of the Company Disclosure Schedule.

(c) Company Actions. At or prior to the Effective Time, the Company, the Company Board and the Company Compensation Committee, as applicable, shall adopt any resolutions and take any actions that are necessary to (i) effectuate the treatment of the Company Equity Awards pursuant to Section 4.3(a) and Section 4.3(b), as applicable, and (ii) cause the Stock Plan to terminate at or prior to the Effective Time. The Company shall take all actions necessary to ensure that from and after the Effective Time neither Parent nor the Surviving Corporation shall be required to deliver Shares or other capital stock of the Company to any Person pursuant to or in settlement of Company Equity Awards.

4.4. Adjustments to Prevent Dilution. Notwithstanding anything to the contrary set forth in this Agreement, if, from the execution and delivery of this Agreement to the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, the issued and outstanding Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities or a different class by reason of any reclassification, stock split, stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, or a stock dividend with a record date within such period shall have been declared, then the Per Share Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing in this Section 4.4 shall be construed to permit the Company or any other Person to take any action except to the extent consistent with, and not otherwise limited or prohibited by, the terms and conditions of this Agreement.

ARTICLE V

Representations and Warranties of the Company

Except as set forth in the Company Reports filed or furnished on or after January 1, 2025 and at least three (3) Business Days prior to the date of this Agreement, and correct and complete copies of which have been made available to Parent (but excluding, in each case, any disclosures or other information set forth or referenced in any risk factor, forward-looking statement, quantitative and qualitative disclosures about market risk section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), or in the corresponding sections of the confidential disclosure schedule delivered to Parent by the Company prior to or concurrently with the execution and delivery of this Agreement (the “Company Disclosure Schedule”) (it being agreed that for the purposes of the representations and warranties made by the Company in this Agreement, disclosure of any item in any section of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section to which the relevance of such item is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Sub that:

5.1. Organization, Good Standing and Qualification.

(a) The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted except where the failure to be in good standing or have such corporate power and authority would not, individually or in the aggregate, reasonably be expected to (i) result in a Company Material Adverse Effect or (ii) prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Company from performing any of its obligations under this Agreement. The Company is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to (i) result in a Company Material Adverse Effect or (ii) prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Company from performing any of its obligations under this Agreement. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power and authority, would not, individually or in the aggregate, reasonably be expected to (i) result in a Company Material Adverse Effect or (ii) prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Company from performing any of its obligations under this Agreement.

(b) The Company has made available to Parent correct and complete copies of the Company’s and the Company’s Significant Subsidiaries’ Organizational Documents that, in each case, are in full force and effect as of the date of this Agreement.

5.2. Capital Structure.

(a) The authorized capital stock of the Company consists of 30,000,000 Shares. As of the Capitalization Date: (i) 14,999,136 Shares were issued and outstanding (including 286,151 Shares represented by Company RSAs); (ii) 771,762 Company PSAs were outstanding (assuming achievement of applicable performance goals (x) for Company PSAs granted in 2024 (with a performance period from 2024-2026), at maximum level, and (y) for Company PSAs granted in 2025 and 2026 (with performance periods from 2025-2027 and 2026-2028, respectively), at target levels); (iii) 761,699 Shares were issued and held by the Company in its treasury; and (iv) no Shares were reserved for issuance other than 1,834,292 Shares reserved for issuance pursuant to the Stock Plan. Other than Shares subject to Company RSAs and Company PSAs, no equity or equity-linked awards have been granted to any directors, employees (including officers) or service providers of or for the Company or any of its Subsidiaries. Since the Capitalization Date, no Shares have been repurchased or redeemed or issued (other than with respect to the vesting, settlement or delivery of Company Equity Awards outstanding prior to the Capitalization Date and pursuant to the terms of the Stock Plan in effect on the Capitalization Date or as otherwise expressly permitted by this Agreement), and no Shares have been reserved for issuance and no Company Equity Awards have been granted.

(b) Neither the Company nor any of its Significant Subsidiaries have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convert into or exercise for securities having the right to vote) with the stockholders of the Company on any matter or with the equity holders of any of the Company’s Significant Subsidiaries on any matter, respectively.

(c) The Company Common Stock constitutes the only outstanding class of securities of the Company or its Subsidiaries registered under the Exchange Act.

(d) Section 5.2(d) of the Company Disclosure Schedule sets forth a correct and complete list of all outstanding Company Equity Awards as of the Capitalization Date, setting forth the number of Shares subject to each Company Equity Award and the holder, grant date and vesting schedule with respect to each Company Equity Award, as applicable. Each Company Equity Award was granted in compliance with all applicable Laws and the terms and the conditions of the Stock Plan pursuant to which it was issued.

(e) Section 5.2(e) of the Company Disclosure Schedule sets forth, as of the date of this Agreement: (i) each of the Company’s Subsidiaries; (ii) whether or not each such Subsidiary is a Wholly Owned Subsidiary (any Subsidiary that is not a Wholly Owned Subsidiary, a “Non-Wholly Owned Subsidiary”); and (iii) for each Non-Wholly Owned Subsidiary, (A) the percentage of the Company’s ownership interest, direct or indirect, and the number and type of capital stock or other securities owned by the Company, directly or indirectly, in each such Subsidiary, and (B) the percentage of such other Person or Persons’ ownership interest and the number and type of capital stock or other securities owned by such other Person or Persons in each such Subsidiary, and the name of such other Person or Persons.

(f) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and free and clear of any Encumbrance (other than any Permitted Encumbrance). Upon the issuance of any Shares in accordance with the terms of the Stock Plan in effect on the Capitalization Date or as otherwise expressly permitted by this Agreement, such Shares will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any Encumbrance (other than any Permitted Encumbrance).

(g) Except as contemplated hereby or in the Organizational Documents of the Company or any of its Subsidiaries, there are no shareholder agreements, voting trusts or similar agreements to which the Company or any Subsidiary thereof is a party with respect to (i) the voting of any capital stock of, or other equity interest in, the Company or any Subsidiary thereof, or (ii) contractual obligations or agreements restricting the transfer of, requiring the registration for sale of, or granting any preemptive rights, subscription rights, antidilutive rights, rights of first refusal or any similar rights with respect to any capital stock of the Company or capital stock of (or other equity or voting interest in) any Subsidiary thereof.

(h) Except as set forth in Section 5.2(a)-(g) above, there are no preemptive or other outstanding rights, options, calls, warrants, conversion rights, stock appreciation rights, restricted shares, restricted share units, performance shares, contingent value rights, “phantom” stock or similar securities, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Significant Subsidiaries to issue or to sell any shares of capital stock or other securities of the Company or any of its Significant Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, valued by reference to, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Significant Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. There is no liability for dividends accrued and unpaid by the Company or any Subsidiary thereof.

5.3. Corporate Authority; Approval and Fairness.

(a) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform under this Agreement and to consummate the transactions contemplated by this Agreement, subject only to obtaining the Requisite Company Vote. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The Company Board has, at a duly convened and held meeting: (i) (A) unanimously approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (B) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the holders of Shares, other than Excluded Shares that are not Dissenting Shares, and (C) resolved to recommend that the holders of Shares adopt this Agreement at the Company Stockholders Meeting (the “Company Recommendation”); (ii) directed that this Agreement be submitted to the holders of Shares for their adoption at the Company Stockholders Meeting; and (iii) received the opinion of its financial advisor, Solomon Partners Securities, LLC (“Solomon Partners”), to the effect that the Per Share Merger Consideration is fair from a financial point of view, as of the date of such opinion, to the holders of Shares, other than Excluded Shares, a copy of which opinion has been delivered to Parent solely for informational purposes (it being agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent or Merger Sub).

5.4. Governmental Filings; No Violations.

(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Entity other than the expirations of the statutory waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations (i) under the HSR Act, (ii) pursuant to the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required to be made with or by the NASDAQ, (v) under the Takeover Statutes, (vi) required to be made to reflect the consummation of the Merger with the relevant authorities of the jurisdictions in which Parent and the Company are qualified to do business and (vii) set forth in Section 5.4(a)(vii) of the Company Disclosure Schedule (collectively, the “Company Approvals”), assuming the accuracy of the representations and warranties set forth in Section 6.4(a), except as would not, individually or in the aggregate, reasonably be expected to (x) result in a Company Material Adverse Effect or (y) prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Company from performing any of its obligations under this Agreement.

(b) The execution and delivery of and performance under this Agreement by the Company do not, and the consummation of the transactions contemplated by this Agreement, will not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote is obtained, constitute or result in a breach of the Organizational Documents of the Company or any of its Subsidiaries; (ii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote is obtained and the statutory waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 5.4(a) expire, are made and/or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach of any Law to which the Company or any of its Subsidiaries is subject; or (iii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) the statutory waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 5.4(a) expire, are made and/or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach of, or cause or permit a termination or modification of or acceleration, loss or creation of any right or obligation under or the creation of an Encumbrance (other than any Permitted Encumbrance) on any of the rights, properties or assets of the Company or any of its Subsidiaries pursuant to, any Material Contract or any License necessary to the conduct of the business of the Company or any its Subsidiaries as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 5.4(b), as would not, individually or in the aggregate, reasonably be expected to (x) result in a Company Material Adverse Effect or (y) prevent or materially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Company from performing any of its obligations under this Agreement.

5.5. Compliance with Laws; Licenses.

(a) Compliance with Laws.

(i) Since the Applicable Date, the (A) businesses of the Company and each of its Subsidiaries have not been, and are not being, conducted in violation of any applicable Law, and (B) neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from a Governmental Entity asserting any noncompliance with any applicable Law by the Company or any of its Subsidiaries that has not been cured, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(ii) Except as permitted by the Exchange Act, including Sections 13(k)(2) and 13(k)(3) or rules of the SEC, since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of its Affiliates has made, arranged or modified (in any material respect) any extensions of credit in the form of a personal loan to any executive officer or director of the Company.

(iii) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ and the applicable provisions of the Sarbanes-Oxley Act. None of the Company or any of its Subsidiaries is, or will be, after giving effect to transactions contemplated hereby, an “investment company” within the meaning of the Investment Company Act of 1940. The Company does not produce, design, test, manufacture, fabricate or develop one or more critical technologies, as defined at 31 C.F.R. § 800.215.

(b) FCPA and Other Anti-Bribery Laws.

(i) The Company, its Subsidiaries and, to the Knowledge of the Company, their respective owners, directors, employees (including officers) and agents, are in compliance with and, since the Applicable Date, have complied with, the FCPA and the Other Anti-Bribery Laws, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(ii) Since the Applicable Date, none of the Company, any of its Subsidiaries and, to the Knowledge of the Company, any of their respective owners, directors, employees (including officers) or agents, have paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any official or Representative (including anyone elected, nominated or appointed to be a Representative) of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity (including any official or employee of any entity directly or indirectly owned or controlled by any

Governmental Entity), any royal or ruling family member or any political party or candidate for public or political office for the purpose of influencing any act or decision of any such Governmental Entity or Person to obtain or retain business, or direct business to any Person, or to secure any other improper benefit or advantage, in each case, in violation, in any material respect, of the FCPA or any of the Other Anti-Bribery Laws.

(iii) The Company and its Subsidiaries have instituted policies and procedures reasonably designed to ensure compliance with the FCPA and the Other Anti-Bribery Laws and have maintained such policies and procedures in full force and effect.

(iv) As of the date of this Agreement there are no Proceedings against the Company or any of its Subsidiaries or any Indemnified Party pending by or before any Governmental Entity or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any Indemnified Party by any Governmental Entity, in each case, with respect to the FCPA or any of the Other Anti-Bribery Laws.

(c) Export and Sanctions Regulations.

(i) The Company and each of its Subsidiaries are in compliance and, since the Applicable Date, have been in compliance with the Export and Sanctions Regulations, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(ii) Section 5.5(c)(ii) of the Company Disclosure Schedule sets forth a correct and complete list, as of the date of this Agreement, of material Licenses held by the Company or any of its Subsidiaries under the Export and Sanctions Regulations, if any.

(iii) The Company and its Subsidiaries have instituted policies and procedures reasonably designed to ensure compliance with the Export and Sanctions Regulations and have maintained such policies and procedures in full force and effect.

(iv) As of the date of this Agreement, there are no Proceedings against the Company or any of its Subsidiaries pending by or before any Governmental Entity or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries by any Governmental Entity, in each case, with respect to the Export and Sanctions Regulations.

(d) Licenses. As of the date of this Agreement, the Company and each of its Subsidiaries has obtained, holds and is in compliance with all Licenses necessary to conduct their respective businesses as currently conducted, and neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from a Governmental Entity asserting any non-compliance with any such Licenses by the Company or any of its Subsidiaries that has not been cured as of the date of this Agreement, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. No suspension, modification or cancellation of any of the Licenses by a Governmental Entity is pending or, to the Knowledge of the Company, threatened in writing that would reasonably be expected to result in the suspension, modification or cancellation of any such Licenses, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Indian Compliance. TruBridge Healthcare Private Limited, an Indian private limited company (“THPL”), is in compliance with the provisions of the Companies Act, 2013, and the rules made thereunder, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. THPL is in compliance with the provisions of all Indian labour legislation, including the Sexual Harassment at Workplace (Prevention, Prohibition and Redressal) Act, 2013, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

5.6. Company Reports.

(a) All Company Reports filed or furnished since the Applicable Date have been filed or furnished on a timely basis and all fees related thereto have been timely paid. Correct and complete copies of each of the Company Reports filed or furnished since the Applicable Date and prior to the date of this Agreement have been made available to Parent.

(b) Each of the Company Reports filed or furnished since the Applicable Date, at the time of its filing or being furnished (or, if amended or supplemented, as of the date of the last such amendment or supplement, or, in the case of a Company Report that is a registration statement filed pursuant to the Securities Act or a proxy statement filed pursuant to the Exchange Act, on the date of effectiveness of such Company Report or date of the applicable meeting, respectively), complied or will comply (as applicable), as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as applicable. The Company Reports filed or furnished since the Applicable Date have not and will not (as applicable) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, in each case, when filed or furnished, or with respect to any proxy statement filed pursuant to the Exchange Act, on the date of the applicable meeting, except that any such Company Report that is a registration statement filed pursuant to the Securities Act, did not and will not (as applicable), contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading on the date of effectiveness of such Company Report that is such a registration statement. Notwithstanding any of the foregoing sentences, the Company makes no representation or warranty with respect to (x) any information furnished by or on behalf of Parent or Merger Sub expressly for use or inclusion in any such document, or (y) the accuracy of any financial projections or forward-looking statements. To the Knowledge of the Company, none of the Company Reports filed or furnished since the Applicable Date is the subject of any pending material investigation by the SEC.

(c) None of the Subsidiaries of the Company is subject to, or, to the Knowledge of the Company, required to be subject to, the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act or similar foreign authority.

5.7. Disclosure Controls and Procedures and Internal Control Over Financial Reporting.

(a) The Company maintains disclosure controls and procedures required and as defined by Rule 13a-15 and 15d-15, as applicable, under the Exchange Act reasonably designed to ensure that information required to be disclosed by the Company is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Each of the principal executive officers of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and former principal financial officer of the Company, as applicable) has made all certifications required under Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC promulgated thereunder with respect to the Company Reports. For purposes of this Section 5.7(a), “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(b) The Company maintains a system of internal control over financial reporting required and as defined by Rule 13a-15 and 15d-15, as applicable, under the Exchange Act reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board, (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements, and (iv) provide reasonable assurance that recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(c) The Company has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2025, and such assessment concluded that such control was effective. The Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the Audit Committee, (i) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information and has identified for the Company’s auditors and Audit Committee and disclosed in such Company Report any material weaknesses in internal control over financial reporting, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The terms “significant deficiencies” and “material weaknesses” have the meanings assigned to such terms in Rule 12b-2 of the Exchange Act.

(d) Since the Applicable Date, no material complaints from any source regarding accounting, internal accounting controls or auditing matters, and no concerns from employees of the Company or any Subsidiary thereof regarding questionable accounting or auditing matters, have been received by the Company. The Company has made available to Parent (i) a correct and complete summary of any disclosure made by management to the Company’s auditors and Audit Committee contemplated by Section 5.7(c) since the Applicable Date, (ii) any material communication since the Applicable Date made by management or the Company’s auditors to the Audit Committee required or contemplated by listing standards of the NASDAQ, the Audit Committee’s charter or professional standards of the Public Company Accounting Oversight Board, and (iii) a correct and complete summary of all material complaints or concerns relating to other matters made since the Applicable Date through the Company’s whistleblower hotline or equivalent system for receipt of employee concerns regarding possible violations of Law. As of the date of this Agreement, to the Knowledge of the Company, there are no outstanding unresolved written comments that the Company is required to respond to with respect to the Company or the Company Reports noted in comment letters received by the Company or any of its attorneys from the SEC, and there are no pending material investigations by the Public Company Accounting Oversight Board relating to an audit of the Company’s financial statements.

(e) No attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Representatives to the Company’s chief legal officer, Audit Committee (or other committee of the Company Board designated for the purpose) or the Company Board pursuant to the rules adopted pursuant to Section 307 of the Sarbanes-Oxley Act or any Company policy contemplating such reporting, including in instances not required by those rules.

5.8. Financial Statements; No Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a) Financial Statements. Each of the consolidated balance sheets and consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows included in or incorporated by reference into the Company Reports filed since the Applicable Date: (i) were or will be prepared (as applicable), in each case, in accordance with applicable Law, in all material respects, and GAAP, except as may be noted therein; and (ii) did or will (as applicable) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of its dates and the consolidated results of operations, retained earnings (loss) and changes in financial position, as the case may be, of such companies for the periods set forth therein, as applicable (subject, in the case of any unaudited statements, to notes and normal and recurring year-end audit adjustments that will not be material in amount or effect).

(b) No Undisclosed Liabilities. Except for obligations and liabilities (i) reflected or reserved against in the Company’s most recent consolidated balance sheet included in or incorporated by reference into the Company Reports filed prior to the date of this Agreement, (ii) incurred in the Ordinary Course of Business since the date of such consolidated balance sheet, (iii) incurred pursuant to this Agreement or (iv) incurred pursuant to Contracts or Licenses binding on the Company or any of its Subsidiaries (other than those resulting from any breach of such Contract or License by the Company) or pursuant to which their respective properties and assets are bound, there are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, absolute, contingent or otherwise that, to the Knowledge of the Company, would be required by GAAP to be set forth in a consolidated balance sheet of the Company, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(c) Off-Balance Sheet Arrangements. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and/or one or more of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(b) of Regulation S-K of the Securities Act).

5.9. Litigation.

(a) There are no Proceedings against the Company or any of its Subsidiaries or any Indemnified Party pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or any Indemnified Party, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(b) Neither the Company nor any of its Subsidiaries (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

5.10. Absence of Certain Changes.

(a) Since January 1, 2025 and until the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the Ordinary Course of Business.

(b) Since January 1, 2025, there has not been any Event that, individually or in the aggregate with such other Events, has resulted in or would reasonably be expected to result in a Company Material Adverse Effect that has not been cured such that the Company Material Adverse Effect no longer exists.

5.11. Material Contracts.

(a) Except for this Agreement and Contracts that are filed or furnished as exhibits to the Company Reports filed since January 1, 2025 and prior to the date of this Agreement and correct and complete copies of which have been made available to Parent, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by, without duplication:

(i) any Contract with any of the Top Customers or Top Vendors (but excluding purchase orders entered into in the Ordinary Course of Business);

(ii) any Contract (other than those solely between the Company and its Wholly Owned Subsidiaries or solely among the Company’s Wholly Owned Subsidiaries) relating to Indebtedness of the Company or its Subsidiaries for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $100,000;

(iii) any Contract pursuant to which the Company or any of its Subsidiaries grants or receives a license under material Intellectual Property Rights (other than (A) licenses or other rights to use or access generally available IT Assets entered into in the Ordinary Course of Business, and (B) non-exclusive licenses granted in the Ordinary Course of Business);

(iv) any Contract (A) (I) for any Leased Real Property (including all original leases, amendments thereto, extensions, renewals, exhibits, schedules, guarantees and addenda), or (II) for the lease of personal property providing, in each case, for annual payments thereunder of $500,000 or more, or (B) for the acquisition of Owned Real Property in an amount exceeding $500,000 with respect to any given Contract;

(v) any Contract that is or is related to a collective bargaining arrangement or is with a labor union, labor organization, works council or similar organization;

(vi) any Contract related to any settlement of any material Proceeding entered into since the Applicable Date;

(vii) any partnership, limited liability company, joint venture or other similar agreement in which the Company or any of its Subsidiaries owns more than a one percent (1%) voting or economic interest, except for any such agreements or arrangements solely between the Company and its Wholly Owned Subsidiaries or solely among the Company’s Wholly Owned Subsidiaries;

(viii) any Contract relating to the, direct or indirect, acquisition or disposition of any capital stock or other securities, assets or business (whether by merger, sale of stock, sale of assets or otherwise) (A) that was entered into after the Applicable Date, and (B) in each case, has a fair market value or purchase price in excess of $1,000,000 or pursuant to which the Company or any of its Subsidiaries reasonably expects to be required to pay or receive any earn-out, deferred or other contingent payments;

(ix) any Contract that contains a put, call, right of first refusal, right of first offer or similar right or obligation or any other obligation pursuant to which the Company or any of its Subsidiaries would be required to, directly or indirectly, purchase or sell, as applicable, any securities, capital stock or other interests, assets or business reasonably expected to result in payments with a value in excess of $1,000,000 in any twelve (12)-month period;

(x) any Contract that (A) purports to materially restrict the ability of the Company or any of its Subsidiaries or, at or after the Effective Time, Parent or any of its Affiliates from (1) directly or indirectly, engaging in any business or competing in any business (or any line of business or geographic region) with any Person (including soliciting clients or customers),

(2) operating its business in any manner or location, or (3) enforcing any of its rights with respect to any of its material assets, (B) would require the direct or indirect disposition of any material assets or line of business of the Company or any of its Subsidiaries or, at or after the Effective Time, Parent or any of its Affiliates, or the direct or indirect acquisition by the Company or any of its Subsidiaries or, at or after the Effective Time, Parent or any of its Affiliates, of any material assets or line of business of any other Person, or (C) grants “most favored nation” status to any other Person that, including those that, at or after the Effective Time, would purport to apply to Parent or any of its Affiliates;

(xi) any Contract containing a standstill or similar agreement pursuant to which one party has agreed not to acquire assets or securities of the other party or any of its Affiliates;

(xii) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock or other equity interests of the Company or any of its Subsidiaries, the pledging of the capital stock or other equity interests of the Company or any of its Subsidiaries or the incurrence of Indebtedness by the Company or any of its Subsidiaries;

(xiii) any Contract that was not negotiated and entered into on an arm’s length basis reasonably expected to result in payments with a value in excess of $1,000,000 in any twelve (12)-month period, except for any such Contract solely between the Company and its Wholly Owned Subsidiaries or solely among the Company’s Wholly Owned Subsidiaries;

(xiv) any Contract between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any Person beneficially owning five percent (5%) or more of the outstanding Shares or shares of common stock of any of their respective Affiliates, on the other hand, other than offer letters that can be terminated at will without severance, termination or “change of control” obligations and Contracts pursuant to the Stock Plan;

(xv) any Contract granting an Encumbrance (other than a Permitted Encumbrance) on any assets material to the Company and its Subsidiaries, taken as a whole;

(xvi) any material Contract with a Governmental Entity;

(xvii) any Contract with respect to an interest, rate, currency or other swap or derivative transaction having a notional amount in excess of $250,000; and

(xviii) any other Contract or group of related Contracts not otherwise described in the foregoing clauses (i) through (xvii) of this Section 5.11(a) that if terminated or subject to a breach or default by any party thereto, would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect (together with each Contract constituting any of the foregoing types of Contracts described in clauses (i) through (xvii) of this Section 5.11(a), excluding, for the avoidance of doubt, any Company Benefit Plan, a “Material Contract”).

(b) A correct and complete copy of each Material Contract (including, for the avoidance of doubt, any amendments or supplements thereto) has been made available to Parent.

(c) Except for expirations, including any non-renewals, in the Ordinary Course of Business and in accordance with the terms of such Material Contract, each Material Contract is in full force and effect, valid and binding on, and enforceable against, the Company and/or one or more of its Subsidiaries, as the case may be, and, to the Knowledge of the Company, each other party thereto, subject to the Bankruptcy and Equity Exception, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(d) There is no breach or violation of, or default under, any Material Contract by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event has occurred that with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such Contract by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, or would permit or cause the termination or modification thereof or acceleration or creation of any right or obligation thereunder, and neither the Company nor any Subsidiary thereof has received any written notice of default under any Material Contract which remains uncured and undisputed, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(e) Concurrently with the execution and delivery of this Agreement, each of the Specified Stockholders has delivered to the Company a true, complete and correct copy of their respective duly executed Support Agreements. Each of the Support Agreements is, to the Knowledge of the Company, in full force and effect, and has not been amended or modified and constitutes a legal, valid and binding obligation of the Company, and, to the Knowledge of the Company, the Specified Stockholder party thereto, enforceable against them in accordance with its terms, subject to the Bankruptcy and Equity Exception. To the Knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of any Person pursuant to any Support Agreement.

5.12. Employee Benefits.

(a) Section 5.12(a) of the Company Disclosure Schedule sets forth a correct and complete list of each material Company Benefit Plan.

(b) With respect to each material Company Benefit Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the Company Benefit Plan document, including, for the avoidance of doubt, any amendments or supplements thereto, and all related trust documents or other funding vehicle documents (or where no such copies are available, a written description thereof), (ii) the most recently prepared actuarial report and (iii) all material correspondence to or from any Governmental Entity received in the last three (3) years with respect thereto (or where no such copies are available, a written description thereof).

(c) Each Company Benefit Plan (including any related trusts) has been established, operated and administered in compliance in all material respects with its terms and applicable Laws, including ERISA and the Code, and the terms of the respective Company Benefit Plan, and all contributions or other amounts payable by the Company or any of its Subsidiaries with respect thereto in respect of current or prior plan years have been paid or accrued in accordance with GAAP in all material respects, and there are no Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened by a Governmental Entity by, on behalf of or against any Company Benefit Plan or any trust related thereto that would reasonably be expected to result in any material liability to the Company or any of its Subsidiaries. Without limiting the foregoing, (i) neither the Company nor any Subsidiary thereof has incurred and neither could reasonably be expected to incur an employer shared responsibility penalty under Section 4980H of the Code, and (ii) each of the Company and each Subsidiary thereof has timely and accurately satisfied its reporting obligations under Sections 6055 and 6056 of the Code in all material respects.

(d) In addition to any copies made available pursuant to Section 5.12(b), as applicable, with respect to each ERISA Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the most recent summary plan description together with any summaries of all material modifications and supplements thereto, (ii) the most recent IRS determination or opinion letter, (iii) the two most recent annual reports (Form 5500 or 990 series and, for the avoidance of doubt, all schedules and financial statements attached thereto), and (iv) the Forms 1094-C and 1095-C with respect to each year since 2020 that any Company Benefit Plan has been required to file such Forms.

(e) Each ERISA Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Company Benefit Plan. With respect to any ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries reasonably would be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material to the Company and its Subsidiaries, taken as a whole.

(f) Neither the Company nor any Company ERISA Affiliate has in the last six years contributed (or has any obligation or liability, contingent or otherwise) to or with respect to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither the Company nor any Company ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any Multiemployer Plan in the last six (6) years. No Company Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).

(g) None of the execution and delivery of or the performance under this Agreement by the Company or the consummation of the transactions contemplated by this Agreement would, either alone or in combination with another event, (i) entitle any employee of the Company or any of its Subsidiaries to severance pay or any material increase in severance pay (other than severance pay required by any Law), (ii) accelerate the time of payment or vesting, require any increase in funding or materially increase the amount of compensation due under any Company Benefit Plan, or (iii) limit or restrict the right to merge, terminate, materially amend or otherwise modify or transfer the assets of any Company Benefit Plan prior to, on or following the Effective Time.

(h) Neither the Company nor any Subsidiary thereof has any obligation to provide for retiree health or life insurance benefits under any Company Benefit Plan, other than continuation coverage as may be required under (i) Section 4980B of the Code, Part 6 of Subtitle B of Title I of ERISA, similar state Law, (ii) the Company’s severance arrangements in effect on the date of this Agreement, and (iii) the Company’s disability benefit plans.

(i) None of the execution and delivery of or the performance under this Agreement by the Company, the receipt of the Requisite Company Vote or other approval of this Agreement or the consummation of the transactions contemplated by this Agreement would, either individually or in combination with another event, result in the payment of any amount that would, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.

(j) Neither the Company nor any Subsidiary thereof has any obligation to provide, and no Company Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

5.13. Labor Matters.

(a) As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization, and to the Knowledge of the Company, there are, and since the Applicable Date have been, no activities or Proceedings by any individual or group of individuals, including representatives of any labor unions, labor organizations, works councils or similar organizations, to organize any employees of the Company or any of its Subsidiaries.

(b) As of the date of this Agreement, there is no and since the Applicable Date there has not been any, strike, lockout, slowdown, work stoppage, unfair labor practice or other material labor dispute, or material arbitration or grievance pending or, to the Knowledge of the Company, threatened, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company and each of its Subsidiaries is, and since the Applicable Date has been, in compliance in all material respects with all applicable Laws regarding labor, employment and employment practices, terms and conditions of employment, wages and hours (including classification of employees, discrimination, harassment and equitable pay practices), and occupational safety and health. Neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act or any similar state or local Law (collectively, the “WARN Act”) that remains unsatisfied. In the five (5) years prior to the date of this Agreement, neither the Company nor any Subsidiary thereof has implemented or announced any “plant closing,” “mass layoff” or other similar action within the meaning of the WARN Act. In the ninety (90) days prior to the date of this Agreement, neither the Company nor any Subsidiary thereof has implemented or announced any “employment losses” within the meaning of the WARN Act.

(c) To the Knowledge of the Company, no employee of either the Company or any of its Subsidiaries with annual salary or wage rate in excess of $250,000 (i) has provided written notice of any present intention to terminate his or her employment with the Company or any of its Subsidiaries within the first twelve (12) months following the Closing Date, or (ii) is a party to or bound by any confidentiality, non-competition, non-solicitation, proprietary rights or other agreement that would reasonably be expected to restrict in any material respect the performance of such employee’s employment duties or the ability of the Company or any of its Subsidiaries to conduct their respective businesses.

5.14. Environmental Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect: (i) since the Applicable Date, the Company and its Subsidiaries have complied with, and are in compliance with, applicable Environmental Laws, including possessing and complying with all Licenses required for their respective ownership and operations under applicable Environmental Laws; (ii) since the Applicable Date, neither the Company nor any of its Subsidiaries has received any written notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or subject to liability under any Environmental Law, which has not been resolved; (iii) to the Knowledge of the Company, no property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries is contaminated with any Hazardous Substance which would reasonably be expected to require investigation or remediation or other action by the Company or any of its Subsidiaries pursuant to any Environmental Law; (iv) neither the Company nor any of its Subsidiaries is subject to any Order or other agreement with any Governmental Entity or any indemnity or other agreement with any third party concerning liability under any Environmental Law; and (v) no Proceeding has been brought or is pending against the Company or any Subsidiary thereof, arising under any Environmental Law or concerning any environmental condition.

(b) The Company has made available to Parent correct and complete copies of all material environmental reports, studies and assessments prepared by or on behalf of the Company or any of its Subsidiaries since the Applicable Date.

5.15. Tax Matters.

(a) The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them with the appropriate Taxing Authority and all such filed Tax Returns are correct and complete in all material respects, (ii) have paid all material Taxes (whether or not shown as due on such filed Tax Returns), required to be paid, (iii) have withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, stockholder, creditor, independent contractor or third party (each as determined for Tax purposes), (iv) have complied in all material respects with all information reporting (and related withholding) and record retention requirements and (v) have not waived any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency (other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course of Business), which waiver or agreement, as applicable, remains in effect.

(b) No deficiency with respect to a material amount of Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries and there are no pending or, to the Knowledge of the Company, threatened Proceedings by any Governmental Entity regarding any material Taxes of the Company and its Subsidiaries or the properties or assets of the Company and its Subsidiaries.

(c) In the six-year period prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has been informed in writing by any Taxing Authority in a jurisdiction in which the Company or any of its Subsidiaries (as applicable) does not file Tax Returns that such Taxing Authority believes that the Company or any of its Subsidiaries was required to file any material Tax Return in that jurisdiction that was not filed.

(d) There are no material Encumbrances for Taxes (other than any Permitted Encumbrance) on any of the properties or assets of the Company or any of its Subsidiaries.

(e) Neither the Company nor any of its Subsidiaries is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement (other than (A) such an agreement or arrangement solely between the Company and its Wholly Owned Subsidiaries or solely among the Company’s Wholly Owned Subsidiaries or (B) ordinary course commercial agreements or arrangements that are not primarily related to Taxes).

(f) Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any obligation or liability for the Taxes of any person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by Contract (other than Contracts entered into in the Ordinary Course of Business that are not primarily related to Taxes) or otherwise.

(g) Neither the Company nor any of its Subsidiaries has been, within the past two (2) years or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.

(h) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

(i) At no time during the past five (5) years has the Company been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(j) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any closing agreement, installment sale or open transaction on or prior to the Closing Date, any accounting method change or agreement with any Tax authority occurring prior to the Closing Date, any prepaid amount received on or prior to the Closing Date, any intercompany transaction or excess loss account described in Section 1502 of the Code (or any corresponding provision of Tax Law) entered into or created on or prior to the Closing Date, or any election pursuant to Section 108(i) or Section 965(h) of the Code (or any similar provision of Law) made with respect to any taxable period ending on or prior to the Closing Date in the case, outside of the Ordinary Course of Business.

5.16. Real Property.

(a) Section 5.16(a) of the Company Disclosure Schedule sets forth a correct and complete list of all Owned Real Property and all Leased Real Property, together with (i) a description of the principal functions conducted at each parcel of Owned Real Property and Leased Real Property and (ii) a correct street address and such other information as is reasonably necessary to identify each parcel of Owned Real Property and Leased Real Property.

(b) With respect to the Leased Real Property, (i) the lease or sublease for such property is valid, legally binding, enforceable and in full force and effect in accordance with its terms, subject to the Bankruptcy and Equity Exception, (ii) to the Knowledge of the Company, there is no breach or violation of, or default under, any such leases or subleases by the Company or any of its Subsidiaries beyond any applicable notice and cure periods, and, to the Knowledge of the Company, no event has occurred that with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such leases or subleases by the Company or any of its Subsidiaries, (iii) neither the Company nor any of its Subsidiaries has received written notice of violations of any applicable Law relating to the current use or occupancy of each of the Leased Real Property, and (iv) neither the Company nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any Leased Real Property.

(c) Neither the Company nor any of its Subsidiaries has entered into any written or oral subleases, concessions, licenses, occupancy agreements or other Contracts or arrangements granting to any Person other than the Company or its Subsidiaries the right to use or occupy any of the Leased Real Property or any of the Owned Real Property.

(d) The Owned Real Property has been maintained in accordance with normal industry practice, is in good operating condition and repair, except for ordinary wear and tear, in all material respects, and is suitable for the purposes for which it is currently used. Neither the Company nor any of its Subsidiaries has received written notice of violations of any applicable Law relating to the current use or occupancy of each of the Owned Real Property. Neither the Company nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any Owned Real Property.

(e) As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice of any pending or threatened condemnation of any Owned Real Property or any Leased Real Property by any Governmental Entity, nor, to the Knowledge of the Company, are there any public improvements or re-zoning measures proposed or in progress that would result in special assessments against or otherwise adversely affect the Owned Real Property or any of the Leased Real Property, in each case, that would reasonably be expected to materially interfere with the business or operations of the Company and its Subsidiaries as currently conducted.

(f) The Company has made available to Parent complete and correct copies of each of the leases, licenses or other Contracts or arrangements in respect of its Leased Real Property.

(g) Neither the Company or any of its Subsidiaries is a party to any agreement or option to purchase any real property or interest therein.

5.17. Tangible Property.

(a) Each of the Company and its Subsidiaries has sufficient title to, or a valid leasehold interest in, all the tangible properties and assets which it owns or leases or purports to own or lease, including all the tangible properties and assets reflected on consolidated balance sheets included in or incorporated by reference into the Company Reports filed since the Applicable Date and prior to the date of this Agreement, free and clear of all Encumbrances (other than any Permitted Encumbrance).

(b) The tangible properties and assets contemplated by Section 5.17(a) are, in the aggregate, sufficient to carry on the business of the Company and its Subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

5.18. Intellectual Property; Information Technology; Privacy.

(a) Section 5.18(a) of the Company Disclosure Schedule contains a correct and complete list, as of the date hereof, of (a) all Registered Intellectual Property, indicating for each item, (i) the record owner, (ii) the registration or application number and (iii) the applicable filing jurisdiction or Internet domain name registrar, and (b) material unregistered trademarks, social media accounts/handles and Owned Software. Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the Registered Intellectual Property is subsisting and has not been adjudicated to be invalid or unenforceable.

(b) The Company and its Subsidiaries exclusively own all Owned Intellectual Property, free and clear of all Encumbrances (other than Permitted Encumbrances). The Owned Intellectual Property, together with all other Intellectual Property Rights licensed or provided to the Company or its Subsidiaries by third parties, constitutes all of the material Intellectual Property Rights that are necessary for and used in the respective businesses of the Company and its Subsidiaries as currently conducted. The foregoing is not, and shall not be construed as, a representation or warranty regarding non-infringement of third-party Intellectual Property Rights, which is addressed solely in Section 5.18(d).

(c) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, each Person (whether an employee or independent contractor) who has worked on or otherwise contributed to the development of any Owned Software or other material Owned Intellectual Property has assigned to the Company or its subsidiaries, as applicable, by operation of law or via a binding, written agreement, any ownership interest and right such Person may have in such Software or material Owned Intellectual Property. To the Knowledge of the Company, no Person is in violation of any such agreements.

(d) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (i) to the Knowledge of the Company, the conduct of the respective businesses of the Company and its Subsidiaries as presently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property Rights of any third party, (ii) the Company and its Subsidiaries have not, since the Applicable Date, been party to any Proceeding or received any written threat (including any “cease and desist” letter or invitation to take a license) alleging that the Company or its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any third parties, and (iii) to the Knowledge of the Company, no third party is infringing, misappropriating or otherwise violating any Owned Intellectual Property.

(e) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (i) to the Knowledge of the Company, since the Applicable Date, there has been no unauthorized access to or unauthorized use of any Owned IT Assets and (ii) Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the confidentiality of all trade secrets included in the Owned Intellectual Property and any confidential information owned by any Person to whom the Company or its Subsidiaries has a confidentiality obligation.

(f) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, all Owned Software (i) is operative for its intended purpose, free of any defects, and, to the Knowledge of the Company, does not contain any Malicious Code; and (ii) has been maintained by the Company and its Subsidiaries in accordance with commercially reasonable industry standards and any contractual obligations to customers. To the Knowledge of the Company, no Person other than the Company (or its authorized contractors) possesses a copy, in any form (print, electronic or otherwise), of any material source code for any Owned Software, and all such source code has been maintained strictly confidential. Neither the Company nor its Subsidiaries has an obligation to afford any Person access to any such source code. The Company is in possession of all documentation and other materials relating to the Owned Software that are reasonably necessary for the use, maintenance, enhancement, development and other exploitation of such Owned Software. No Open Source Software has been incorporated in, linked to, distributed with or otherwise used in connection with any material Owned Software or any material product or service of the Company, in each case, that is disclosed, licensed or distributed to third parties, in any manner that may require, or condition the use or distribution of any such material Owned Software or any such material product or service on, the disclosure, licensing or distribution of any source code for any portion of such Owned Software, product or service.

(g) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the Company and its Subsidiaries have, since the Applicable Date: (i) implemented commercially reasonable security, backup, disaster recovery, support and maintenance processes which are sufficient for the current needs of the business of the Company and its Subsidiaries; (ii) implemented commercially reasonable anti-virus protection that is consistent with or exceeds commercially reasonable industry standards to safeguard the availability, security and integrity of the Owned IT Assets and all data and information stored thereon, including from unauthorized access and infection by Malicious Code; and (iii) used commercially reasonable efforts to keep the Owned IT Assets in working order reasonably sufficient to meet the current needs of the business of the Company and its Subsidiaries. Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, since the Applicable Date (i) to the Knowledge of the Company, no Person has gained unauthorized access to or made any unauthorized use of any Owned IT Assets, including from unauthorized access and infection by Malicious Code and (ii) no Malicious Code, error or defect has caused a material disruption, degradation or failure of any of the Owned IT Assets or of the conduct of the Company’s business, and, to the Knowledge of the Company, there has been no unauthorized intrusion or breach of the security of any of the Owned IT Assets.

(h) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, since the Applicable Date, (i) to the Knowledge of the Company, there has been no unauthorized access to, or unauthorized use or other processing of, any Personal Information that is collected or otherwise processed by the Company or its Subsidiaries in the conduct of their respective businesses and (ii) there has been no Proceeding that is pending or, to the Knowledge of the Company, threatened in writing, alleging any unauthorized access to, or unauthorized use or processing of, Personal Information, or any other violation of applicable Data Privacy Requirements.

(i) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the Company and its Subsidiaries are, and, since the Applicable Date have been, in compliance with all applicable Data Privacy Requirements. Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the Company maintains and, since the Applicable Date has maintained, commercially reasonable physical, technical, and administrative security measures and written privacy and data security policies (i) designed to protect all Company Data from and against unlawful, accidental or unauthorized access, destruction, loss, use, modification and/or disclosure, and (ii) to identify and respond to breaches of such practices and policies, including procedures for notifying Persons whose Personal Information is accessed or acquired by unauthorized Persons. To the Knowledge of the Company, since the Applicable Date, neither the Company nor any of its Subsidiaries has received written inquiries, complaints or other notices from any governmental authorities or other third parties regarding any actual or suspected violations of the Data Privacy Requirements.

5.19. Healthcare Matters; AI Technology.

(a) Each of the Company and its Subsidiaries is, and since the Applicable Date has been, in material compliance with all applicable Healthcare Laws, and no Proceeding by or before any Governmental Entity is pending or, to the Knowledge of the Company, threatened in writing alleging that the Company or any of its Subsidiaries is not in compliance with any Healthcare Laws. Neither the Company nor any of its Subsidiaries, directors, officers, agents or employees, in their individual capacities, has in furtherance of or in connection with the business: (i) offered, promised or given any financial or other advantage or inducement to any Person in violation of applicable Healthcare Laws; or (ii) requested, agreed to receive or accepted any financial or other advantage or inducement in violation of applicable Healthcare Laws.

(b) None of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any director, officer, manager, employees, or agents of the Company or any of its Subsidiaries are or have been: (i) debarred, excluded or suspended from participation in any Governmental Health Program; or (ii) listed on the General Services Administration’s published list of Persons excluded from federal procurement programs and non-procurement programs.

(c) Neither the Company nor any of its Subsidiaries: (i) is party to or has any reporting obligations pursuant to any corporate integrity agreement with any Governmental Entity; (ii) is party to or has reporting obligations pursuant to any deferred prosecution, consent decree, settlement, integrity agreement, corrective action plan or other similar obligation or agreement with any Governmental Entity; (iii) is or has been a target or defendant in any qui tam/False Claims Act or similar litigation; or (iv) within the past three (3) years, has been served with or received any search warrant, subpoena or civil investigative demand from any Governmental Entity related to the Company’s or any of its Subsidiaries’ billing and claims submission to any Governmental Health Program.

(d) The Company and each of its Subsidiaries has, and since the Applicable Date has had, billing practices, including claims submission and receipt of payments, that are in material compliance with all applicable Laws pertaining to Governmental Health Programs, and since the Applicable Date, to the Knowledge of the Company, none of the Company or any of its Subsidiaries has knowingly presented or caused to be presented a claim to any Payor for payment or reimbursement that was false or fraudulent. Neither the Company nor any of its Subsidiaries functions as a provider or supplier entity such that it would directly bill or receive reimbursement for goods, products, medical devices or claims to or from any Governmental Health Program, or patient.

(e) (i) The Company and each of its Subsidiaries have, and since the Applicable Date have had, in all material respects, privacy and security policies, notices, procedures and the requisite physical, technical, organizational and administrative security safeguards to protect all protected health information as defined under HIPAA (“PHI”) collected or transmitted by the Company or its Subsidiaries, or on their behalf, against unauthorized access, use, and/or disclosure in compliance with HIPAA; (ii) the Company and each of its Subsidiaries has a business associate agreement with each Person required under HIPAA; (iii) none of Company or any of its Subsidiaries has received written notice of, and there is no Proceeding (excluding any investigations) or, to the Knowledge of the Company, investigation with respect to any alleged “breach” (as defined in 45 C.F.R. § 164.402) or any other violation of HIPAA by the Company or any of its Subsidiaries or their “workforce” (as defined under HIPAA); (iv) no “breach” (as defined in 45 C.F.R. § 164.402) or successful “security incident” (as defined in 45 C.F.R. § 164.304) has occurred with respect to PHI in the possession or under the control of the Company or any of its Subsidiaries; and (v) the Company and each of its Subsidiaries have undertaken surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of the Company’s and its Subsidiaries’ business and operations required by HIPAA and have implemented appropriate corrective action to address all material vulnerabilities in their HIPAA safeguards and controls identified through such necessary assessments.

(f) To the extent the Company or its Subsidiaries have engaged in de-identification or aggregation of its customers’ PHI, they have done so in compliance with HIPAA and the applicable customer contracts and pursuant to any required authorizations. The Company and its Subsidiaries have not sold, licensed, or otherwise commercialized any of its customers’ PHI that has not been de-identified or in violation of any contractual provision restricting the same.

(g) Each of the Company and its Subsidiaries is, and since the Applicable Date have been, in material compliance with all applicable Healthcare Laws and successfully received certification under the Office of the National Coordinator’s (“ONC”) Health IT Certification Program, and as a result of such certification, applicable products of the Company and each of its Subsidiaries, have been listed on ONC’s Certified Health IT Product List during the foregoing time period without interruption.

(h) Except as would not individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, since the Applicable Date, (a) the Company and its Subsidiaries have given or obtained, and have complied with, all notices, licenses, consents or other agreements required for the use of or governing (i) the use of AI Technology and (ii) the collection, use, or processing of AI inputs, including the extraction of AI inputs using web scraping, web harvesting, or similar technology and the Company and its Subsidiaries’ use of AI Technology, including development, training, deployment, or other use, does not violate any applicable Law, industry standard, or other third-party contractual or other right.

5.20. Insurance. All Insurance Policies are with reputable insurance carriers (to the extent applicable), provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries as currently conducted and their respective properties and assets, and are in character and amount at least reasonably equivalent to that carried by Persons engaged in similar businesses and subject to the same or similar risks, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Insurance Policy is in full force and effect, subject to the Bankruptcy and Equity Exception, and, to the extent applicable, all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (including with respect to the transactions contemplated by this Agreement), with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any of the Insurance Policies or would permit or cause the termination or modification thereof or acceleration or creation of any right or obligation thereunder, except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company has made available to Parent correct and complete copies of the material Insurance Policies (or, where no such copies are available, a reasonably detailed written description thereof).

5.21. Takeover Statutes. Assuming the accuracy of the representations and warranties set forth in Section 6.7, except for Section 203 of the DGCL, no Takeover Statute or any anti-takeover provision in the Company’s Organizational Documents is applicable to the Company, the Shares or the transactions contemplated by this Agreement and, prior to the date of this Agreement, the Company Board has taken all action necessary so that the restrictions set forth in Section 203 of the DGCL applicable to “business combinations” (as such term is defined in Section 203 of the DGCL) are and will be inapplicable to the execution and delivery of and the performance under this Agreement and the transactions contemplated by this Agreement.

5.22. Brokers and Finders. Neither the Company, nor any of its Subsidiaries, nor any of their respective directors or employees (including any officers) has employed or retained any broker, finder or investment bank or has incurred or will incur any obligation or liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement, except that the Company has retained Solomon Partners as its financial advisor, whose fees and expenses will be paid by the Company, and the Company has made available to Parent a copy of the engagement letter entered into by or on behalf of the Company with Solomon Partners, and such engagement letter has not been amended, rescinded, superseded or otherwise modified. There are no binding arrangements made by or on behalf of the Company or any of its Subsidiaries with any broker, finder or investment bank in connection with this Agreement and the transactions contemplated by this Agreement pursuant to which Parent or any of its Subsidiaries would have any obligation or liability in the event the transactions contemplated by this Agreement are not consummated.

5.23. No Other Representations or Warranties; Non-Reliance. Except for the express written representations and warranties made by the Company in this Article V and in any instrument or other document delivered pursuant to this Agreement, neither the Company nor any other Person makes any express or implied representation or warranty regarding the Company or any of its Subsidiaries or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and the Company expressly disclaims any such other representations or warranties, and each of Parent and Merger Sub acknowledges and agrees that it has relied solely on the express written representations and warranties made by the Company in this Article V and in any instrument or other document delivered pursuant to this Agreement and on the results of its and its Affiliates’ and their respective Representatives’ independent investigations, and none of Parent, Merger Sub or any of their respective Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its Subsidiaries or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, other than the express written representations and warranties expressly set forth in this Article V and in any instrument or other document delivered pursuant to this Agreement; provided, however, that notwithstanding the foregoing provisions of this Section 5.23, nothing in this Section 5.23 shall limit Parent’s or Merger Sub’s remedies with respect to claims of Willful and Material Breach or intentional fraud that constitutes common law fraud under Delaware law in connection with, arising out of or otherwise related to the express written representations and warranties made by the Company in this Article V or in any instrument or other document delivered pursuant to this Agreement.

ARTICLE VI

Representations and Warranties of Parent and Merger Sub

Except as set forth in any reports, forms, proxy statements, registration statements and other statements, certifications and documents required to be filed with or furnished to any Governmental Entity by Parent (including notes, exhibits and schedules thereto and all other information incorporated by reference and any amendments and supplements thereto) on or after the Applicable Date and prior to the date of this Agreement and correct and complete copies of which have been made available to the Company, but excluding, in each case, any disclosures set forth or referenced in any risk factor, forward-looking statement, quantitative and qualitative disclosures about market risk section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature, or in the corresponding sections of the confidential disclosure schedule delivered to the Company by Parent prior to or concurrently with the execution and delivery of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that for the purposes of the representations and warranties made by Parent or Merger Sub in this Agreement, disclosure of any item in any section of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section to which the relevance of such item is reasonably apparent on its face), Parent and Merger Sub each hereby represent and warrant to the Company that:

6.1. Organization, Good Standing and Qualification.

(a) Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted except where the failure to be in good standing or have such corporate power and authority would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement. Parent is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement. Each of Parent’s Subsidiaries is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power and authority, would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

(b) Parent has made available to the Company correct and complete copies of Parent’s and Merger Sub’s Organizational Documents that are in full force and effect as of the date of this Agreement.

6.2. Capitalization and Business of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock of Merger Sub, par value $0.001 per share. As of the date of this Agreement, all such shares were issued and outstanding. All of the outstanding shares of capital stock of Merger Sub have been duly authorized, fully paid and non-assessable and owned by Parent. Merger Sub has not conducted any business and has no properties, assets, obligations or liabilities of any nature, in each case, other than those incident to its organization and pursuant to this Agreement and the transactions contemplated by this Agreement.

6.3. Corporate Authority. No vote of holders of capital stock or other securities of Parent is necessary to approve this Agreement and the transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform under this Agreement and to consummate the transactions contemplated by this Agreement, subject only to adoption of this Agreement by Parent (as the sole stockholder of Merger Sub). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

6.4. Governmental Filings; No Violations.

(a) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Entity other than the expirations of statutory waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations (i) under the HSR Act, (ii) pursuant to the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required to be made with or by the NASDAQ, (v) under the Takeover Statutes, (vi) required to be made to reflect the consummation of the Merger with the relevant authorities of the jurisdictions in which Parent and the Company are qualified to do business, (vii) required under the Laws of India in connection with the Requisite TopCo Approval, and (viii) set forth in Section 6.4(a)(viii) of the Parent Disclosure Schedule (collectively, the “Parent Approvals”), assuming the accuracy of the representations and warranties set forth in Section 5.4(a), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

(b) The execution and delivery of and performance under this Agreement by Parent and Merger Sub do not, and the consummation of the transactions contemplated by this Agreement, will not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4, constitute or result in a breach of the Organizational Documents of Parent or any of its Subsidiaries; (ii) assuming (solely with respect to the performance under this Agreement by Parent and Merger

Sub and the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4 and the statutory waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 6.4(a) expire, are made and/or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach of any Law to which Parent or any of its Subsidiaries is subject; or (iii) assuming (solely with respect to the performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement) the statutory waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 6.4(a) expire, are made and/or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach of, or cause or permit a termination or modification of or acceleration, loss or creation of any right or obligation under or the creation of an Encumbrance (other than any Encumbrances that do not, individually or in the aggregate, materially impair the continued use, operation or value of the specific parcel of real property to which they relate or the conduct of the business of Parent and its Subsidiaries as currently conducted) on any of the rights, properties or assets of Parent or any of its Subsidiaries pursuant to, any Contract binding upon Parent or any of its Subsidiaries or any License necessary to conduct the business of Parent or any of its Subsidiaries as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 6.4(b), as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

6.5. Litigation.

(a) Except with respect to this Agreement and the transactions contemplated by this Agreement, since the Applicable Date there have been no Proceedings against Parent or any of its Subsidiaries or any director or officer thereof (or other Persons performing similar functions), in each case, when acting in such capacity, or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any director or officer thereof (or other Persons performing similar functions), in each case, when acting in such capacity, and there are no Proceedings against Parent or any of its Subsidiaries or any director or officer thereof (or other Persons performing similar functions), in each case, when acting in such capacity, pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any director or officer thereof (or other Persons performing similar functions), in each case, when acting in such capacity, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

(b) As of the date of this Agreement, neither Parent nor any of its Subsidiaries is a party to or subject to the provisions of any Order, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

6.6. Absence of Certain Agreements. As of the date of this Agreement, neither Parent nor any of its Affiliates has entered into any Contract or other agreement, understanding or arrangement (whether oral or written), or authorized, committed or agreed to enter into any of the same: (a) pursuant to which any stockholder of the Company (i) would be entitled to receive consideration of a different amount or nature than the Per Share Merger Consideration, (ii) agrees to vote to adopt this Agreement or approve the transactions contemplated by this Agreement, or (iii) agrees to vote against any Superior Proposal; (b) pursuant to which any current employee of the Company has agreed to (i) remain as an employee of the Company or any of its Subsidiaries following the Effective Time (other than as expressly permitted or contemplated by Section 8.1) or become an employee of Parent or any of its Affiliates, (ii) contribute or rollover any portion of such employee’s Shares or Company Equity Awards to the Surviving Corporation, Parent or any of their respective Affiliates, or (iii) receive any capital stock or other securities of the Surviving Corporation, Parent or any of their respective Affiliates; or (c) with any current director, officer or other employee of the Company that relates in any way to the Company or the transactions contemplated by this Agreement.

6.7. Beneficial Ownership of Shares. None of Parent or Merger Sub or their respective “affiliates” or “associates” (as such terms are defined in Section 203 of the DGCL) or, to the Knowledge of Parent, any of its stockholders is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) with respect to the Company.

6.8. Financing.

(a) Concurrently with the execution of this Agreement, Parent has delivered to the Company true, correct and complete copies of duly executed debt commitment letter(s), dated as of the date hereof, among Parent and the Debt Financing Sources party thereto (including all exhibits, schedules, term sheets, amendments, supplements, modifications and annexes thereto, as may be amended, modified or replaced in accordance with the terms hereof, collectively, the “Debt Commitment Letter(s)”) together with true, correct and complete copies of executed fee letters and syndication letters (including all exhibits, schedules, term sheets, amendments, supplements, modifications and annexes thereto, as may be amended, modified or replaced in accordance with the terms hereof, collectively, the “Fee Letters”); provided that the Fee Letters may be redacted in a customary manner solely to omit fee amounts and economic terms, in each case, in a customary manner that does not redact terms that directly or indirectly impact the amount or availability of the Debt Financing, expand or modify the conditions to obtaining the Debt Financing on the Closing Date or impact the enforceability of the Debt Commitment Letter (any Fee Letter and, together with the Debt Commitment Letters, the “Debt Financing Letters”), and any other agreements related thereto, pursuant to which the Debt Financing Sources party thereto have committed, subject to the terms and conditions set forth therein, to lend the amounts set forth therein to Parent (together with any Alternate Debt Financing, the “Debt Financing”) for the purpose of funding the transactions contemplated by this Agreement. There are no other contracts, side letters or arrangements to which Parent or any of its Affiliates is a party relating to the Debt Financing Letters or the Debt Financing as of the date hereof.

(b) As of the date hereof, (i) the Debt Financing Letters have not been modified, amended, supplemented or altered in any respect and none of the Debt Financing Letters or the respective commitments or obligations thereunder have been terminated, reduced, withdrawn, rescinded or otherwise repudiated in any respect, and, to the Knowledge of Parent, no termination, reduction, withdrawal, rescission or other repudiation thereof is contemplated, and (ii) no modification, amendment, supplement or alteration to any of the Debt Financing Letters is currently contemplated. As of the date hereof, no Debt Financing Source has notified Parent or any of its Affiliates or Representatives of its intention to terminate any of the Debt Financing Letters or not to provide its portion of the Debt Financing.

(c) The Debt Financing, when funded in accordance with the Debt Financing Letters, and giving effect to any “flex” provision in the Fee Letters (including with respect to fees and original issue discount) will provide Parent with readily available funds on the Closing Date in an amount sufficient to (i) satisfy all obligations of Parent under this Agreement, the transactions contemplated by this Agreement, the Debt Financing Letters or any documents or instruments delivered in connection with this Agreement or the transactions contemplated by this Agreement, and (ii) pay (A) the aggregate consideration required to be paid by Parent hereunder, and (B) any and all fees and expenses required to be paid by Parent on the Closing Date in connection with the transactions contemplated by this Agreement.

(d) The Debt Financing Letters (i) constitute the legal, valid, binding and enforceable obligations of Parent and, to the Knowledge of Parent, all the other parties thereto, (ii) are in full force and effect, and (iii) are enforceable against Parent and, to the Knowledge of Parent, the other parties thereto, in each case, in accordance with their terms and subject to the Bankruptcy and Equity Exception. Other than as expressly set forth in the Debt Financing Letters, there are no conditions precedent or other contingencies related to the funding of the full proceeds of the Debt Financing pursuant to any agreement relating to the Debt Financing to which Parent or any of its Affiliates is a party. As of the date hereof, the factual matters and circumstances set forth in the Appendix to the Debt Commitment Letters as conditions precedent to the funding of the Debt Financing that are capable of being true as of the date hereof are true and correct in all material respects as of the date hereof. As of the date hereof, Parent is not, nor to the Knowledge of Parent are any other parties to any Debt Financing Letter, in default in the performance, observation or fulfillment of any obligation, covenant or condition contained in any Debt Financing Letter, and to the Knowledge of Parent, no event has occurred or circumstance exists that, with or without notice, lapse of time or both, would reasonably be expected to (i) constitute or result in a default under or breach on the part of Parent or to the Knowledge of Parent on the part of any other party under any Debt Financing Letter, (ii) constitute or result in a failure by Parent or to the Knowledge of Parent any other party to any Debt Financing Letter to satisfy, or any delay in satisfaction of, any term, condition or other contingency to the full funding of the Debt Financing, (iii) make any assumptions or any of the statements set forth in any Debt Financing Letter inaccurate in any material respect, or (iv) otherwise result in any portion of the Debt Financing being unavailable on a timely basis, and in any event, not later than the Closing. Parent has not incurred any obligation, commitment, restriction or liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or liability of any kind, in either case, which could be expected to delay, impair or adversely affect the parties to the Debt Financing Letters. As of the date hereof, Parent has paid in full any and all commitment or other fees required to be paid on or prior to the date hereof pursuant to the terms of the Debt Financing Letters.

6.9. Solvency. Assuming the accuracy of the representations and warranties of the Company set forth in Article V, each of Parent and Merger Sub is, and, after giving effect to the transactions contemplated by this Agreement, including the payment of all amounts required to be paid in connection therewith, including the Per Share Merger Consideration and the payment of any related fees and expenses, at and immediately after the Effective Time, will be, Solvent, and neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries or any other Person.

6.10. Brokers and Finders. Neither Parent, nor any of its Subsidiaries, nor any of their respective directors or employees (including any officers) has employed or retained any broker, finder or investment bank or has incurred or will incur any obligation or liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement, and there are no arrangements made by or on behalf of Parent or any of its Subsidiaries with any broker, finder or investment bank in connection with this Agreement and the transactions contemplated by this Agreement, in each case, for which the Company or any of its Subsidiaries would have any obligation or liability in a circumstance where the transactions contemplated by this Agreement are not consummated.

6.11. No Other Representations or Warranties; Non-Reliance. Except for the express written representations and warranties made by Parent and Merger Sub in this Article VI and in any instrument or other document delivered pursuant to this Agreement, none of Parent, Merger Sub or any other Person makes any express or implied representation or warranty regarding Parent, Merger Sub or any of their respective Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and each of Parent and Merger Sub expressly disclaims any such other representations or warranties, and the Company acknowledges and agrees that it has relied solely on the results of its and its Affiliates’ and their respective Representatives’ independent investigations, and none of the Company or its Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding Parent, Merger Sub or any of their respective Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives, other than the express written representations and warranties of Parent and Merger Sub expressly set forth in this Article VI and, as applicable, the express written representations and warranties of TopCo expressly set forth in Article VII and in any instrument or other document delivered by Parent, Merger Sub or TopCo pursuant to this Agreement; provided, however, that notwithstanding the foregoing provisions of this Section 6.11, but subject to the Damages Cap, nothing in this Section 6.11 shall limit the Company’s remedies with respect to claims of Willful and Material Breach or intentional fraud that constitutes common law fraud under Delaware law in connection with, arising out of or otherwise related to the express written representations and warranties made by Parent and Merger Sub in this Article VI or in any instrument or other document delivered by Parent, Merger Sub or TopCo pursuant to this Agreement.

ARTICLE VII

Representations and Warranties of TopCo

Except as set forth in the corresponding sections of the confidential disclosure schedule delivered to the Company by TopCo prior to or concurrently with the execution and delivery of this Agreement (the “TopCo Disclosure Schedule”) (it being agreed that for the purposes of the representations and warranties made by TopCo in this Agreement, disclosure of any item in any section of the TopCo Disclosure Schedule shall be deemed disclosure with respect to any other section to which the relevance of such item is reasonably apparent on its face), TopCo hereby represents and warrants to the Company that:

7.1. Organization, Good Standing and Qualification. TopCo is a legal entity duly formed, validly existing and in good standing under the Laws of India and has all requisite power and authority to carry on its business as currently conducted except where the failure to be in good standing or have such power and authority would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of TopCo to perform its obligations under this Agreement or provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement. TopCo is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of TopCo to perform its obligations under this Agreement or provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement.

7.2. Authority.

(a) TopCo has all requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, solely for purposes of the TopCo Sections, perform its obligations under this Agreement and provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement, subject only to the Requisite TopCo Approval. This Agreement has been duly executed and delivered by TopCo, solely for purposes of the TopCo Sections, and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of TopCo, enforceable against TopCo in accordance with its terms, subject to the Bankruptcy and Equity Exception. The board of directors of TopCo has (i) approved TopCo’s execution and delivery of this Agreement, performance of its obligations under this Agreement and provision of any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement; (ii) resolved to recommend to the shareholders of TopCo to provide the Requisite TopCo Approval; and (iii) resolved to issue notice of postal ballot required to seek the Requisite TopCo Approval in accordance with the Laws of India.

(b) In the event TopCo is required to provide a guarantee in connection with the Debt Financing, such guarantee for an amount of up to $640,500,000: (i) shall not require any prior regulatory approval under applicable Indian laws; (ii) shall be within the limit of four hundred percent (400%) of its net worth calculated in accordance with applicable Indian laws as on the date of its last audited balance sheet; and (iii) together with all other overseas financial commitments made by TopCo, including any other guarantee or indemnity provided by it for the fiscal year ending March 31, 2025, shall not exceed $1,000,000,000 (or its equivalent amount).

7.3. Governmental Filings; No Violations.

(a) The execution, delivery and performance by TopCo of this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Entity other than the expirations of statutory waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations required under the Laws of India in connection with the Requisite TopCo Approval, assuming the accuracy of the representations and warranties set forth in Section 5.4(a), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of TopCo to perform its obligations under this Agreement or provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement.

(b) The execution and delivery of and performance under this Agreement by TopCo do not and will not: (i) constitute or result in a breach of the Organizational Documents of TopCo; (ii) constitute or result in a breach of any Law to which TopCo is subject; or (iii) with or without notice, lapse of time or both, constitute or result in a breach of, or cause or permit a termination or modification of or acceleration, loss or creation of any right or obligation under or the creation of an Encumbrance (other than any Encumbrances that do not, individually or in the aggregate, materially impair the continued use, operation or value of the specific parcel of real property to which they relate or the conduct of the business of TopCo as currently conducted) on any of the rights, properties or assets of TopCo pursuant to, any Contract binding upon TopCo or any License necessary to conduct the business of TopCo as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 7.3(b), as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of TopCo to perform its obligations under this Agreement or provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement.

7.4. TopCo Support Agreement. Concurrently with the execution and delivery of this Agreement, each of the TopCo Specified Shareholders has delivered to TopCo a true, complete and correct copy of the executed TopCo Support Agreement. The TopCo Support Agreement is, to the Knowledge of TopCo, in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of TopCo and, to the Knowledge of TopCo, the TopCo Specified Shareholders party thereto, enforceable against them in accordance with its terms, subject to the Bankruptcy and Equity Exception. To the Knowledge of TopCo, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of any Person pursuant to the TopCo Support Agreement.

7.5. No Other Representations or Warranties; Non-Reliance. Except for the express written representations and warranties made by TopCo in this Article VII and in any instrument or other document delivered by TopCo pursuant to this Agreement, neither TopCo nor any other Person makes any express or implied representation or warranty regarding TopCo or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and TopCo expressly disclaims any such other representations or warranties, and the Company acknowledges and agrees that it has relied solely on the results of its and its Affiliates’ and their respective Representatives’ independent investigations, and none of the Company or its Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding TopCo or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives, other than the express written representations and warranties of TopCo expressly set forth in this Article VII and, as applicable, the express written representations and warranties of Parent and Merger Sub expressly set forth in Article VI and in any instrument or other document delivered by Parent, Merger Sub or TopCo pursuant to this Agreement; provided, however, that notwithstanding the foregoing provisions of this Section 7.5, but subject to the Damages Cap, nothing in this Section 7.5 shall limit the Company’s remedies with respect to claims of Willful and Material Breach or intentional fraud that constitutes common law fraud under Delaware law in connection with, arising out of or otherwise related to the express written representations and warranties made by TopCo in this Article VII or in any instrument or other document delivered by Parent, Merger Sub or TopCo pursuant to this Agreement.

ARTICLE VIII

Covenants

8.1. Interim Operations.

(a) The Company shall, and shall cause each of its Subsidiaries to, from and after the execution and delivery of this Agreement until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X (unless Parent shall otherwise approve in writing (such approval not to be unreasonably conditioned, withheld or delayed)), and except as otherwise expressly required or permitted by this Agreement or required by a Governmental Entity or applicable Law, use reasonable best efforts to conduct its business in all material respects in the Ordinary Course of Business and, to the extent consistent therewith, shall use and cause each of its Subsidiaries to use their respective reasonable best efforts to maintain its and its Subsidiaries’ relations and goodwill with key Governmental Entities, customers and suppliers; provided, however, that omitting to take any action prohibited by clauses (i) through (xxv) of this Section 8.1(a) shall be deemed to not constitute a breach of this first sentence of this Section 8.1(a) in any respect. Without limiting the generality of and in furtherance of the foregoing sentence, from the execution and delivery of this Agreement until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, except as otherwise expressly required or permitted by this Agreement or required by a Governmental Entity or applicable Law, expressly required by the terms of any Contract binding on the Company or any of its Subsidiaries in effect as of the date of this Agreement, or entered into following the date of this Agreement in accordance with the terms of this Section 8.1, as approved in writing by Parent (such approval not to be unreasonably conditioned, withheld or delayed) or as set forth in Section 8.1(a) of the Company Disclosure Schedule, the Company shall not and shall not permit any of its Subsidiaries to:

(i) adopt any change in its Organizational Documents (other than, with respect to Organizational Documents of Subsidiaries, in an immaterial manner);

(ii) merge or consolidate with any other Person, except for any such transactions solely among Wholly Owned Subsidiaries of the Company;

(iii) acquire, directly or indirectly by merger, consolidation, acquisition of stock or assets or otherwise, any business, Person, properties or material assets outside of the Ordinary Course of Business from any other Person, other than acquisitions of inventory or other goods in the Ordinary Course of Business pursuant to the terms of a Contract binding on the Company or any of its Subsidiaries in effect as of the date of this Agreement, correct and complete copies of which have been made available to Parent, or entered into following the date of this Agreement in accordance with the terms of this Section 8.1;

(iv) transfer, sell, lease, divest, cancel or otherwise dispose of, or incur, permit or suffer to exist the creation of any Encumbrance (other than any Permitted Encumbrance) upon, any properties or assets (tangible or intangible, including any Intellectual Property Rights), product lines or businesses material to the Company or any of its Subsidiaries, including capital stock or other equity interests of any of its Subsidiaries outside of the Ordinary Course of Business, except in connection with (A) sales of obsolete assets in the Ordinary Course of Business, (B) sales, leases, licenses or other dispositions of assets (not including services, products, or computer or storage hardware) with a fair market value (reasonably determined by the Company) not in excess of $100,000 individually or $500,000 in the aggregate, in the Ordinary Course of Business, (C) non-exclusive licenses or other similar rights under Intellectual Property Rights in the Ordinary Course of Business, and (D) sales of inventory or other goods in the Ordinary Course of Business;

(v) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, Encumber or otherwise enter into any Contract (other than the Support Agreements) with respect to the voting of, any shares of capital stock of the Company (including, for the avoidance of doubt, Shares) or capital stock or other equity interests of any of its Subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any such shares of capital stock, other equity interests or such convertible or exchangeable securities (other than (A) proxies or voting agreements solicited by or on behalf of the Company in order to obtain the Requisite Company Vote or (B) the issuance of shares of such capital stock, other equity securities or convertible or exchangeable securities (1) by a Wholly Owned Subsidiary of the Company to the Company or another Wholly Owned Subsidiary of the Company or (2) in respect of Company Equity Awards outstanding prior to the Capitalization Date in accordance with their respective terms and, as applicable, the Stock Plan in effect on the Capitalization Date);

(vi) make any loans, advances, guarantees or capital contributions to or investments in any Person (other than (i) to or from the Company and any of its Wholly Owned Subsidiaries or (ii) the issuance, extension, amendment or renewal of promissory notes in the Ordinary Course of Business), in excess of $100,000 individually or $500,000 in the aggregate;

(vii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or other equity interests (including with respect to the Company, for the avoidance of doubt, Shares), except for dividends or other distributions paid by any Wholly Owned Subsidiary to the Company or to any other Wholly Owned Subsidiary of the Company;

(viii) reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other equity interests or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity interests (including with respect to the Company, for the avoidance of doubt, Shares), other than the withholding of Shares to satisfy withholding Tax obligations upon the vesting or settlement of Company Equity Awards outstanding as of the date of this Agreement or granted after the date hereof in accordance with the terms and conditions of this Agreement, in each case, in accordance with their terms and, as applicable, the Stock Plan as in effect on the Capitalization Date;

(ix) incur any Indebtedness (including the issuance of any debt securities, warrants or other rights to acquire any debt security, interest rate swaps, hedges, forward sales contracts or similar financial instruments), except for guarantees of Indebtedness of its Wholly Owned Subsidiaries otherwise incurred in compliance with this Section 8.1(a);

(x) make or authorize any payment of, or accrual or commitment for, capital expenditures that are not included in the Company’s annual capital expenditure budget made available to Parent, except for any such expenditures to the extent reasonably necessary to avoid a material business interruption as a result of any act of God, war, terrorism, earthquake, fire, hurricane, storm, flood, civil disturbance, explosion, partial or entire failure of utilities or information technology systems, or any other similar cause not reasonably within the control of the Company or its Subsidiaries;

(xi) enter into any Contract that would have been a Material Contract had it been entered into prior to this Agreement, other than Contracts with customers entered into in the Ordinary Course of Business and, for the avoidance of doubt, any Contracts entered into in connection with an action expressly permitted by any of the Subsections of this Section 8.1(a), including any amendment, modification or supplement to an existing Contract, which are governed by Section 8.1(a)(xiii); provided, however, the Company may not (i) provide to customers new cash guarantees or service level adjustments that, in each case, exceed an average annual penalty risk of $100,000 individually or $500,000 in the aggregate or (ii) enter any Contract for any Leased Real Property;

(xii) enter into any Contract with a supplier or strategic consultant that is expected to result in payments with a value in excess of $100,000, in each case, in any twelve (12)-month period;

(xiii) other than with respect to Material Contracts related to Indebtedness, which shall be governed by Section 8.1(a)(ix), terminate or amend or otherwise modify or waive in a manner that is materially adverse to the Company and its Subsidiaries (taken as a whole), or assign, convey, Encumber or otherwise transfer, in whole or in part, rights or interest pursuant to or in, any Material Contract, other than expirations of any such Material Contract in the Ordinary Course of Business and in accordance with the terms of such Material Contract with no further action by the Company, any of its Subsidiaries or other party to such Material Contract, except for any ministerial actions, or non-exclusive licenses, covenants not to sue, releases, waivers or other rights under Owned Intellectual Property, in each case, granted in the Ordinary Course of Business;

(xiv) cancel, modify or waive any debts or claims held by or owed to the Company or any of its Subsidiaries if the amount of such debts or claims that are cancelled, modified or waived exceeds $25,000 individually or $250,000 in the aggregate;

(xv) amend any License contemplated by Section 5.5(d) in any material respect, or allow any such License to lapse, expire or terminate (except where the lapse, expiration or termination of any such License is with respect to a License that has become obsolete, redundant or no longer required by applicable Law);

(xvi) for the avoidance of doubt, except as expressly provided for by Section 8.11, amend, modify, terminate, cancel or let lapse any material Insurance Policy, unless simultaneous with such termination, cancellation or lapse, replacement self-insurance programs are established by the Company or one or more of its Subsidiaries or replacement policies underwritten by reputable insurance carriers are in full force and effect, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed Insurance Policies for substantially similar premiums, as applicable, as in effect as of the date of this Agreement;

(xvii) other than with respect to Transaction Litigation, any Proceeding in connection with, arising out of or otherwise related to a demand for appraisal under Section 262 of the DGCL or any material Tax claim, audit, assessment or dispute, which shall be governed by Section 8.13, Section 4.2(f) and Section 8.1(a)(xix), respectively, or any Proceeding in connection with, arising out of or otherwise related to a dispute among the Parties in connection with this Agreement, settle or compromise any Proceeding in which the Company would be liable for an amount in excess of $100,000 in the aggregate, net of any amount covered by insurance, indemnification or existing reserves established in accordance with GAAP or on a basis that would result in the imposition of any Order that would restrict the future activity or conduct of the Company or any of its Subsidiaries or a finding or admission of a violation of Law or violation of the rights of any Person;

(xviii) make any material changes with respect to accounting policies or procedures, except as required by changes in GAAP or applicable Law;

(xix) other than in the Ordinary Course of Business, change or revoke any Tax election, change an annual Tax accounting period, adopt or change any Tax accounting method, file any amended Tax Return, enter into any closing agreement with respect to Taxes, settle or compromise any Tax claim, audit, assessment or dispute, affirmatively surrender any right to claim a refund of Taxes, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any Tax, prepare or file any Tax Return in a manner inconsistent with past practice, or fail to pay any Tax that becomes due and payable (including any estimated Tax payments) other than Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company’s financial statements in accordance with GAAP;

(xx) cancel, abandon or otherwise allow to lapse or expire any Registered Intellectual Property, except in the Ordinary Course of Business or at the end of their statutory terms;

(xxi) except as pursuant to the terms of any Company Benefit Plan in effect as of the date of this Agreement, (A) increase in any manner the compensation or benefits (including in respect of severance, retention, bonuses, change of control rights and termination rights) of any employee of the Company or its Subsidiaries, except for increases in annual base salary or wage rate in the Ordinary Course of Business of less than three percent (3%) for employees with an annual salary or annualized wage rate below $150,000, (B) become a party to, establish, enter into, adopt, materially amend, commence participation in or terminate any Company Benefit Plan (including any agreement to provide severance, retention, bonuses, change of control rights or termination rights (including within any employment agreement)) or any arrangement that would have been a Company Benefit Plan had it been entered into prior to the date of this Agreement, (C) grant any new awards (including any cash-based or equity-based, short- or long-term incentive awards), or amend or modify the terms of any outstanding awards, under any Company Benefit Plan, (D) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Benefit Plan, (E) hire any employee or engage any independent contractor (who is a natural person) with annual salary or wage rate or fees in excess of $100,000 and whose employment or engagement is not terminable at-will without notice, cause, severance or other termination payments, (F) terminate the employment of any employee or independent contractor (who is a natural person) with annual salary or wage rate or consulting fees in excess of $100,000 except for a termination for “cause” as determined pursuant to the terms of the applicable Company Benefit Plan, or (G) implement or announce any “employment losses” within the meaning of the WARN Act that would require notice pursuant to the WARN Act;

(xxii) become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;

(xxiii) acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

(xxiv) enter into any material new line of business that is not reasonably related to, or an extension of, the businesses being conducted by the Company or any Subsidiary thereof on the date of this Agreement; or

(xxv) agree, authorize or commit to do any of the foregoing.

(b) During the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, the Company shall:

(i) within twenty (20) days following the end of each month (or, if such month-end is also the end of a fiscal quarter, within twenty-five (25) days following the end of such month), deliver to Parent a certificate, duly executed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer, certifying that, in their respective capacities as such and not in their personal capacities and without personal liability, the Company has performed in all material respects all obligations required to be performed by it under Section 8.1(a) during such month (or, if such month-end is also the end of a fiscal quarter, during such fiscal quarter); provided, however, that no such certificate contemplated by this Section 8.1(b)(i) shall be required to be delivered prior to July 25, 2026, and the certificate delivered on or prior to July 25, 2026 shall cover only the period commencing on the date of execution and delivery of this Agreement and ending on June 30, 2026; and

(ii) deliver to Parent, promptly following the end of each month, and in any event within seventeen (17) days thereafter (or, if such month-end is also the end of a fiscal quarter, within twenty-five (25) days following the end of such month), in the Company’s customary format, the Company’s unaudited monthly financial information, including the Company’s income statement and cash flow statement for such preceding month and balance sheet as of such month-end (the “Monthly Financial Report”), and each such Monthly Financial Report shall also set forth the Company’s actual year-to-date Adjusted EBITDA and the Company’s actual year-to-date capital expenditures (comprised of the Company’s investment in software development, purchases of property and equipment, and proceeds from sale of property and equipment) (each through the end of the period covered by such Monthly Financial Report).

(c) If, at any time any Monthly Financial Report is delivered to Parent, the Company’s Actual CapEx Metric as of the end of the period covered by such Monthly Financial Report is less than the corresponding Target CapEx Metric for such period, the Company shall discuss with Parent in good faith measures designed to reduce the Company’s future capital expenditures, to the extent practicable.

(d) Notwithstanding anything to the contrary set forth in this Agreement, with respect to any action for which the consent, approval or waiver of Parent is required pursuant to this Section 8.1, the Company shall request such consent, approval or waiver by email sent to Parent at the email address designated by Parent on the date of this Agreement (which designated email address may be changed at the election of Parent by providing written notice of such new email address to the Company) (any such request, a “Consent Request”). Each Consent Request shall describe in reasonable detail the action proposed to be taken and include such information as is reasonably necessary for Parent to evaluate such matter. Parent shall respond to any Consent Request in writing (which may be in the form of an email response to such Consent Request), approving or denying such Consent Request (such approval not to be unreasonably conditioned, withheld or delayed), within (i) forty-eight (48) hours following receipt thereof, in the case of any Consent Request under Section 8.1(a)(xi) or Section 8.1(a)(xiv), and (ii) four (4) Business Days following receipt thereof, in the case of any other Consent Request under Section 8.1(a). If Parent fails to respond in writing within such four (4) Business Day period, Parent shall be deemed to have approved the applicable Consent Request. Any denial of a Consent Request by Parent shall be in writing and shall set forth in reasonable detail Parent’s reason for such denial. Following any such denial, if the Company so requests, the Chief Executive Officer of the Company and the Chief Executive Officer of TopCo shall promptly meet to discuss in good faith a potential resolution to such request.

(e) Parent shall not, and shall cause its Affiliates not to, take or fail to take any actions that would, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement and, without limiting the foregoing, Parent shall not, and shall cause its Affiliates not to, directly or indirectly, authorize, commit to, enter into, announce, consummate or agree to consummate any acquisition, merger, business combination, joint venture, minority investment, strategic alliance or exclusive licensing arrangement (or any agreement in principle, letter of intent, term sheet or other Contract with respect thereto), in each case, that would reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement.

(f) Nothing set forth in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time or give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Effective Time.

(g) The Company hereby covenants to, and agrees with, Parent and Merger Sub to (X) perform the Company’s obligations under the Support Agreements, (Y) use its reasonable best efforts to enforce the obligations under the Support Agreements of each of the Specified Stockholders party thereto, and (Z) not enter into, or otherwise agree to, any amendment, modification or waiver of any of the provisions of any of the Support Agreements unless Parent has provided its prior written consent thereto (such consent not to be unreasonably withheld, conditioned or delayed).

8.2. Acquisition Proposals; Change of Recommendation.

(a) No Solicitation. During the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, except as expressly permitted by this Section 8.2, the Company shall not, and shall cause its and its Subsidiaries’ directors and employees (including any officers) not to, and shall cause its and its Subsidiaries’ Representatives (who are not directors or employees (including any officers) thereof) not to:

(i) initiate, solicit or propose any Acquisition Proposal or knowingly and purposefully encourage any Acquisition Proposal;

(ii) engage in, continue or otherwise participate in any discussions relating to any Acquisition Proposal (in each case, other than to request clarification of an Acquisition Proposal that has already been made for purposes of assessing whether such Acquisition Proposal is or could reasonably be expected to lead to a Superior Proposal or to notify the applicable Person or Group of the existence of the provisions of this Section 8.2) or negotiations with respect to any Acquisition Proposal; or

(iii) provide any non-public information or data concerning the Company or any of its Subsidiaries to any Person or Group in connection with any Acquisition Proposal.

(b) Exceptions to No Solicitation. Notwithstanding anything to the contrary set forth in this Agreement, but subject to the provisions of Section 8.2(c), prior to the time the Requisite Company Vote is obtained, in response to an unsolicited, bona fide Acquisition Proposal, that was not solicited in breach of Section 8.2(a), and that the Company Board determines in good faith (after consultation with outside legal counsel and its financial advisor) that, based on the information then available, including the terms and conditions of such Acquisition Proposal and those of this Agreement, such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal (provided that the Company Board, substantially contemporaneously with such determination by the Company Board, shall notify Parent of such determination in writing), the Company may (subject to compliance with this Section 8.2):

(i) provide non-public and other information and data concerning the Company and its Subsidiaries and access to the Company and its Subsidiaries’ properties, books and records in response to a request from the Person or Group who made such an Acquisition Proposal; provided that, to the extent applicable, such information, data or access has previously been made available to Parent, or is made available to Parent as promptly as practicable (but in any event within twenty-four (24) hours) after the provision of such information or data to the Person or Group who made such an Acquisition Proposal and prior to providing any such information or data or access, the Company and the Person or Group making such Acquisition Proposal shall have entered into a legally binding confidentiality agreement with terms that, taken as a whole, are not materially less restrictive to such Person or Group than the terms in the Confidentiality Agreement are on Parent (it being understood that such confidentiality agreement need not contain a standstill provision or otherwise prohibit the making or amending of an Acquisition Proposal, but shall not include any restrictions that would reasonably be expected to prevent the Company from satisfying its obligations under Section 8.2(c)) (any confidentiality agreement satisfying such criteria, a “Permitted Confidentiality Agreement”); and

(ii) engage or otherwise participate in any discussions or negotiations with any such Person or Group regarding such Acquisition Proposal.

(c) Notice of Acquisition Proposals. The Company shall promptly (but, in any event, within twenty-four (24) hours) give notice to Parent if (i) any Acquisition Proposal is received, (ii) any non-public information or data concerning the Company or its Subsidiaries is requested in connection with any Acquisition Proposal, or (iii) any request for discussions or negotiations relating to an Acquisition Proposal is sought from or with the Company, its Subsidiaries or any of its or any of their respective Representatives (as the case may be), setting forth in such notice a summary of the material terms and conditions of, but not the identity of such Person or Persons that comprise such Group making such Acquisition Proposal or request and thereafter shall keep Parent reasonably informed, on a reasonably prompt basis, of the status and material terms and conditions of any such Acquisition Proposals or requests (including any amendments or supplements thereto) and the status of any such discussions or negotiations.

(d) No Change of Recommendation or Alternative Acquisition Agreement.

(i) Except as permitted by Section 8.2(d)(iii) and subject to Section 8.2(e), the Company Board shall not:

(A) fail to include the Company Recommendation in the Proxy Statement;

(B) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Company Recommendation in a manner adverse to Parent;

(C) make any recommendation in support of any tender offer or exchange offer for the Company Common Stock, or fail to recommend against acceptance, of any tender offer or exchange offer for the Company Common Stock within ten (10) Business Days of the commencement of such offer;

(D) make any public statement in connection with the Company Stockholders Meeting that is inconsistent with the Company Recommendation;

(E) other than with respect to a tender offer or exchange offer, within ten (10) Business Days of Parent’s written request, fail to reconfirm the Company Recommendation after the public announcement of an Acquisition Proposal or any material modification thereto; provided that Parent shall be entitled to make such a written request for reconfirmation only once for each Acquisition Proposal and for each material modification to such Acquisition Proposal;

(F) approve or recommend, or publicly declare advisable, any Acquisition Proposal or approve or recommend, or publicly declare advisable or publicly propose to enter into, any Alternative Acquisition Agreement; or

(G) agree, authorize or commit to do any of the foregoing (together with any of the actions set forth in the foregoing clauses (A) through (F), a “Change of Recommendation”).

(ii) Except as permitted by Section 8.2(d)(iii), the Company Board shall not cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement or agree, authorize or commit to do so.

(iii) Notwithstanding anything to the contrary set forth in this Agreement, prior to the time the Requisite Company Vote is obtained, the Company Board may: (A) effect a Change of Recommendation, and/or (B) cause or permit the Company or any of the Company’s Subsidiaries to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (and the Company may enter into or cause a Subsidiary thereof to enter into such an Alternative Acquisition Agreement) if (1) an unsolicited, bona fide Acquisition Proposal is received by the Company, and (2) the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor, that based on the information then available, such Acquisition Proposal constitutes a Superior Proposal and a failure to effect a Change of Recommendation and/or cause or permit the Company or any of the Company’s Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, that no such actions may be taken unless and until: (I) the Company has given Parent written notice at least four (4) Business Days in advance (the “Notice Period”), which notice shall set forth in writing that the Company Board intends to take such action and shall also include all information required by Section 8.2(c), mutatis mutandis; (II) during the Notice Period, to the extent requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent, to revise this Agreement so that conditions set forth in clause (B)(2) of this Section 8.2(d)(iii) would not be satisfied (and, in the event of any material change to any of the financial terms or any other material terms of such Acquisition Proposal, the Company shall, in each case, deliver to Parent an additional notice consistent with that described in clause (I) and a renewed negotiation period under this proviso shall commence (except that the four (4) Business Day period shall instead be equal to two (2) Business Days)); and (III) at the end of the Notice Period(s) (or subsequent period(s) if extended pursuant to clause (II)), the Company Board shall have taken into account any revisions to this Agreement committed to by Parent in writing, and shall have thereafter determined in good faith, after consultation with outside legal counsel and its financial advisor, that based on the information then available, a failure to effect a Change of Recommendation would reasonably be likely to continue to be inconsistent with the directors’ fiduciary duties under applicable Law, or that such Alternative Acquisition Agreement continues to be an Alternative Acquisition Agreement with respect to a Superior Proposal, as the case may be (it being understood that prior to or concurrently with the Company or any Subsidiary thereof entering into an Alternative Acquisition Agreement contemplated by clause (B)(2) of this Section 8.2(d)(iii), the Company shall terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to Section 10.3(b), and substantially concurrently with such termination, pay, by wire transfer of immediately available funds, the Termination Fee in accordance with Section 10.3(b)).

(iv) Notwithstanding anything to the contrary set forth in this Agreement, prior to the time the Requisite Company Vote is obtained, the Company Board may effect a Change of Recommendation if (1) an Intervening Event has occurred, and (2) the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor, that based on the information then available, a failure to effect a Change of Recommendation would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, that no such actions may be taken unless and until: (I) the Company has given Parent written notice at least four (4) Business Days in advance (the “Intervening Event Notice Period”), which notice shall set forth in writing that the Company Board intends to take such action and shall also include a reasonable description of such Intervening Event; (II) during the Intervening Event Notice Period, to the extent requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent, to revise this Agreement so that conditions set forth in clause (2) of this Section 8.2(d)(iv) would not be satisfied (and in the event of any material change to the circumstances related to the Intervening Event, the Company shall, in each case, deliver to Parent an additional notice and a renewed negotiation period under this proviso shall commence (except that the four (4) Business

Day period shall instead be equal to two (2) Business Days following each such revised notice)); and (III) at the end of the Intervening Event Notice Period(s) (or subsequent period(s) if extended pursuant to clause (II)), the Company Board shall have taken into account any revisions to this Agreement committed to by Parent in writing, and shall have thereafter determined in good faith, after consultation with outside legal counsel and its financial advisor, that based on the information then available, a failure to effect a Change of Recommendation would reasonably be likely to continue to be inconsistent with the directors’ fiduciary duties under applicable Law.

(e) Certain Permitted Disclosure. Nothing set forth in this Agreement shall prohibit the Company from (i) complying with its disclosure obligations under applicable Law with regard to an Acquisition Proposal, or (ii) making any “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, in each case, provided that the Company Board shall have reasonably determined, in good faith, after consultation with outside legal counsel, that the failure to do so would reasonably be likely to be inconsistent with its fiduciary duties under applicable Law.

(f) Existing Discussions. The Company (i) acknowledges and agrees, that as of execution and delivery of this Agreement, it shall, and shall cause its Subsidiaries and Representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Person conducted prior to execution and delivery of this Agreement with respect to an Acquisition Proposal, and (ii) shall promptly (but in any event within forty-eight (48) hours of the execution and delivery of this Agreement): (A) deliver a written notice to each such Person providing only that the Company (1) is ending all discussions and negotiations with such Person with respect to an Acquisition Proposal, and (2) if such Person has executed a confidentiality agreement in connection therewith, is requesting the prompt return or destruction of all confidential information concerning the Company and any of its Subsidiaries, subject to the terms and conditions of such confidentiality agreement; and (B) if applicable, terminate any physical and electronic data or other diligence access previously granted to such Persons.

(g) Standstill Provisions. During the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, the Company shall not terminate, amend or otherwise modify or waive any provision of any confidentiality, “standstill” or similar agreement to which the Company or any of its Subsidiaries is a party and shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement; provided that, notwithstanding anything to the contrary set forth in this Agreement, the Company shall be permitted to terminate, amend or otherwise modify, waive or fail to enforce any provision of any such agreement if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable Law.

8.3. Company Stockholders Meeting.

(a) Subject to the Company Board’s fiduciary duties under applicable Law, the Company shall take, in accordance with applicable Law and its Organizational Documents, all action necessary to (i) duly convene and hold the Company Stockholders Meeting as promptly as practicable after the preliminary Proxy Statement is filed, and (ii) cause a vote upon the adoption of this Agreement to be taken thereat. For the avoidance of doubt, regardless of any Change of Recommendation, unless this Agreement is terminated in accordance with its terms, the obligations of the Company under this Section 8.3(a) shall continue in full force and effect.

(b) The Company Stockholders Meeting shall not be postponed or adjourned by the Company without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided that: (i) the Company may postpone or adjourn, and at the direction of Parent shall postpone or adjourn, the Company Stockholders Meeting, (A) to the extent, in the Company’s reasonable judgment, or to the extent in Parent’s reasonable judgment (as applicable), required by applicable Law or necessary to ensure that any required supplement or amendment to the Proxy Statement is delivered to the stockholders of the Company for the amount of time required by applicable Law in advance of the Company Stockholders Meeting, or (B) as of the time for which the Company Stockholders Meeting is originally scheduled, as set forth in the definitive Proxy Statement (which shall not be later than thirty (30) Business Days after the mailing of the Proxy Statement, the “Original Date”) or any date that the Company Stockholders Meeting is scheduled to be held thereafter in accordance with the terms of this Section 8.3, the Company or Parent, respectively, reasonably believes there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Vote, so long as, in each case, the Company exercises its right under this Section 8.3(b) to postpone or adjourn the Company Stockholders Meeting, the Company shall have provided prior written notice to Parent; and (ii) if the Company delivers a notice of an intent to make a Change of Recommendation within the five (5) Business Days prior to the Original Date or any date that the Company Stockholders Meeting is scheduled to be held thereafter in accordance with the terms of this Section 8.3, if directed by Parent, the Company shall as promptly as practicable thereafter postpone or adjourn the Company Stockholders Meeting for up to ten (10) days in accordance with Parent’s direction; provided further, that in no event shall the Company Stockholders Meeting be postponed or adjourned more than ten (10) days in connection with any one postponement or adjournment or more than an aggregate of thirty (30) days from the Original Date.

(c) Subject to the Company Board’s fiduciary duties under applicable Law, the Company shall use its reasonable best efforts to obtain the Requisite Company Vote, including the solicitation of proxies therefor.

8.4. Approval of Sole Stockholder of Merger Sub. As promptly as practicable following the execution and delivery of this Agreement, Parent (as Merger Sub’s sole stockholder) shall execute and deliver, in accordance with applicable Law and Merger Sub’s Organizational Documents, a written consent adopting this Agreement.

8.5. Proxy Statement; Other Regulatory Matters.

(a) Proxy Statement.

(i) The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (and in any event no later than twenty (20) Business Days after the date of this Agreement), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including, for the avoidance of doubt, any amendments or supplements thereto, and the definitive proxy statement related thereto, the “Proxy Statement”). Except under the circumstances permitted by Section 8.2, the Proxy Statement shall include the Company Recommendation. The Company and Parent, as provided for in this Section 8.5(a), shall cooperate with each other (and shall cause their respective Subsidiaries to, and shall cause their and their Subsidiaries’ respective Representatives to, cooperate with each other) in the foregoing process.

(ii) The Company shall, assuming Parent has satisfied its obligations set forth in Section 8.8(a), ensure that the Proxy Statement complies as to form in all material respects with the provisions of the Exchange Act and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied by or on behalf of Parent, its Subsidiaries or its or their respective Representatives expressly for inclusion or incorporation by reference in the Proxy Statement.

(iii) If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Subsidiaries or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement, so that either the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification the Company shall, as and to the extent required by applicable Law, promptly (A) prepare (with the assistance of Parent as provided for in this Section 8.5(a)) an amendment or supplement to the Proxy Statement, and (B) thereafter, assuming Parent has satisfied its obligations set forth in Section 8.8(a), cause the Proxy Statement as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.

(iv) The Company shall (A) provide Parent and its outside legal counsel with a reasonable opportunity to review and comment on drafts of the Proxy Statement and other documents and communications related to the Company Stockholders Meeting prior to filing, furnishing or delivering such documents with or such communications to the applicable Governmental Entity and dissemination of such documents or communications to the Company’s stockholders, and (B) include in the Proxy Statement and such other documents and communications related to the Company Stockholders Meeting all comments reasonably and promptly proposed by Parent and its outside legal counsel, to the extent reasonably practicable, and the Company agrees that, to the extent reasonably practicable, all information relating to Parent, its Affiliates and its and their respective Representatives included in the Proxy Statement shall be in form and content satisfactory to Parent, acting reasonably; provided that the Company shall not have such obligations with respect to any information in the Proxy Statement and other documents or communications relating to a Change of Recommendation made in accordance with Section 8.2.

(v) Without limiting the generality of the provisions of Section 8.6, the Company shall promptly notify Parent of the receipt of any comments from the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement to the Proxy Statement or for additional information and shall as promptly as practicable following receipt thereof (A) provide Parent copies of all substantive correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement (or where no such copies are available, a reasonably detailed description thereof) and provide Parent and its outside legal counsel, to the extent practicable, a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement); provided that the Company shall not have such obligations with respect to any information in the Proxy Statement and other documents and communications relating to a Change of Recommendation made in accordance with Section 8.2. The Company, with the assistance of Parent as provided for in this Section 8.5(a), shall, subject to the requirements of Section 8.5(a)(iv) and assuming Parent has satisfied its obligations set forth in Section 8.8(a), (A) use its reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and any requests by the SEC for any amendment or supplement to the Proxy Statement or for additional information, and (B) cause the definitive Proxy Statement to be mailed as promptly as practicable (and in no event more than three (3) Business Days) after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement, which confirmation will be deemed to have occurred if the SEC has not affirmatively notified the Company by 11:59 P.M. Eastern Time on the tenth (10th) calendar day following such filing with the SEC that the SEC will or will not be reviewing the Proxy Statement.

(b) Other Regulatory Matters.

(i) In addition to and without limiting the rights and obligations set forth in Section 8.5(a), Section 8.1, Section 8.6 and Section 8.7 and subject to the other terms and conditions of this Section 8.5(b), the Company and Parent shall cooperate with each other and use (and shall cause their respective Affiliates and Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as promptly as practicable after the date of this Agreement, including preparing and delivering or submitting all necessary and advisable documentation to (A) effect the expirations of all statutory waiting periods under applicable Laws, including under the HSR Act, and, if applicable, any contractual waiting periods under any timing agreements with a Governmental Entity applicable to the consummation of the transactions contemplated by this Agreement, as promptly as practicable after the date of this Agreement or the entry into any such timing agreements, respectively, and (B) make with and obtain from, any Governmental Entity, as applicable, all filings, notices, reports, consents, registrations, approvals, permits and authorizations, in each case, necessary or advisable in order to consummate the transactions contemplated by this Agreement, including the other Company Approvals and the other Parent Approvals.

(ii) Without limiting the generality of, and in furtherance of the provisions of Section 8.5(b)(i), each of the Company and Parent, as applicable, shall (and shall cause their respective Affiliates and Subsidiaries to):

(A) (I) prepare and file with respect to the transactions contemplated by this Agreement an appropriate filing of a Notification and Report Form pursuant to the HSR Act within twenty-five (25) Business Days after the date of this Agreement, and (II) make, deliver or submit, as applicable, all other filings, notices, and reports under any applicable Laws set forth in Section 8.5(b)(ii)(A) of the Company Disclosure Schedule;

(B) not, without the prior written consent of the other Party or Parties, as the case may be (which consent shall not be unreasonably conditioned, withheld or delayed), (1) cause any filing, delivery or submission contemplated by Section 8.5(b)(i) or Section 8.5(b)(ii)(A) applicable to it to be withdrawn, refiled, or redelivered or resubmitted for any reason, including to provide the applicable Governmental Entities with additional time to review any or all of the transactions contemplated by this Agreement, or (2) consent to any voluntary extension of any statutory waiting period or, if applicable, any contractual waiting period under any timing agreement with a Governmental Entity applicable to the consummation of the transactions contemplated by this Agreement or to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of any Governmental Entity;

(C) provide or cause to be provided to each Governmental Entity any non-privileged or protected information and documents requested by any Governmental Entity or that are necessary or advisable to permit consummation of the transactions contemplated by this Agreement as promptly as practicable following any such request; and

(D) propose, negotiate, offer to commit and effect (and if such offer is accepted, commit to and effect), effective as of the Closing (it being understood and agreed that Parent shall be obligated to commit prior to the Closing to take such actions effective as of the Closing), by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of the Company or Parent, or otherwise offer to take or offer to commit to take any action which it is capable of taking and if the offer is accepted, take or commit to take such action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of the Company or Parent in order to avoid the entry of, or to effect the dissolution of, any judgment, order (whether temporary, preliminary or permanent), decree, stipulation or injunction issued under or with respect to any applicable law (including any Order under any Antitrust Law), which would have the effect of preventing or delaying the Closing beyond the Outside Date, unless such actions collectively would require the divestiture of assets that generate revenue in excess of $5,000,000 per year or would have a material adverse effect on the financial condition, business or results of operations of (i) the Company and its Subsidiaries, taken as a whole, or (ii) the Company, Parent and their respective Subsidiaries, taken as a whole, following consummation of the Merger.

(iii) Cooperation. Separate and apart from, and without limiting or expanding, the rights and obligations set forth in Section 8.5(a), Parent and the Company shall jointly direct all matters with any Governmental Entity consistent with their respective obligations hereunder. Parent and the Company shall have the right to review in advance and, to the extent practicable, each shall consult with the other on, and consider in good faith the views of the other in connection with, all the information relating to itself, any of its respective Affiliates or Subsidiaries and any of their respective Representatives, that appears in any filing made with, or written materials delivered or submitted by the other to, any Governmental Entity in connection with the transactions contemplated by this Agreement. Neither the Company nor Parent shall permit any of its Affiliates or Subsidiaries or any of its or their respective Representatives to participate in any discussions or meetings with any Governmental Entity in respect of the Required Regulatory Approvals unless it consults with the other in advance and, to the extent permitted by such Governmental Entity, gives the other the opportunity to attend and participate thereat. Notwithstanding any other requirement in this Section 8.5, where a Party (a “Disclosing Party”) is required under this Section 8.5 to provide information to another Party (a “Receiving Party”) that the Disclosing Party deems to be competitively sensitive information, the Disclosing Party may comply with such requirement by restricting the provision of such competitively sensitive information only to antitrust counsel of the Receiving Party and providing to the Receiving Party, upon request of the Receiving Party, a redacted version of such information which does not contain any such competitively sensitive information.

8.6. Status and Notifications. Separate and apart from and without limiting or expanding the rights and obligations set forth in Section 8.5(a)(v) and Section 8.5(b)(ii)(D), the Company and Parent each shall keep the other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including as promptly as reasonably practicable notifying the other of any substantive or material notices or communications received by Parent or the Company, as the case may be, or any of their respective Affiliates or Subsidiaries, from any third party, including any Governmental Entity, with respect to such transactions and as promptly as reasonably practicable following such receipt furnishing the other with, if applicable, copies of notices or other communications (or where no such copies are available, a reasonably detailed written description thereof).

8.7. Third-Party Consents. Notwithstanding anything to the contrary set forth in this Agreement, each of Parent and Merger Sub acknowledges and agrees that (a) in connection with the transactions contemplated by this Agreement, certain notices, acknowledgments, waivers and consents from third parties and amendments, supplements or other modifications to Contracts to which the Company and/or a Subsidiary thereof is a party to or bound may be required and that such notices, acknowledgments, waivers and consents and Contract amendments, supplements or other modifications have not been given, obtained and/or effected, as the case may be, (b) the Company and its Subsidiaries and Affiliates shall not have any obligation or liability whatsoever to Parent or Merger Sub in connection with, arising out of or otherwise related to the failure to give, obtain and/or effect, as applicable, any such notices, acknowledgments, waivers or consents and Contract amendments, supplements or other modifications or because of the breach (or purported breach) or termination of any Contract as a result thereof, and (c) no representation, warranty, covenant or agreement of the Company set forth in this Agreement shall be breached or deemed breached, and no condition shall be deemed not satisfied, as a result of any such failure (or purported failure), breach (or purported breach) or termination or any Proceeding commenced or threatened by or on behalf of any such third parties in connection with, arising out of or otherwise related thereto. Without limiting the generality of the foregoing sentence, prior to the Closing, the Company shall reasonably cooperate with Parent, upon the reasonable request of Parent, in connection with giving, obtaining and/or effecting, as applicable, any such notices, acknowledgments, waivers or consents and Contract amendments, supplements or other modifications; provided that (i) Parent and Merger Sub shall be fully responsible for identifying such notices, acknowledgments, waivers or consents and contract amendments, supplements or other modifications and (ii) notwithstanding anything to the contrary in this Agreement, in no event shall the Company or any of its Affiliates or Subsidiaries be required to make or agree to make any payments to any third party (other than payments to the Company, any of its Subsidiaries or their respective Affiliates’ Representatives for services rendered in connection with the transactions contemplated by this Agreement), concede or agree to concede anything of monetary or economic value, amend or otherwise modify any Contract to which it is a party to or bound or commence, defend or participate in any Proceeding, in each case in connection with such cooperation.

8.8. Information and Access.

(a) The Company and Parent each shall (and shall cause its Subsidiaries to, and shall instruct, its and their respective Representatives to), upon the reasonable request by the other, furnish to the other, as promptly as reasonably practicable, with all information concerning itself, its Representatives and such other matters as may be necessary or advisable in connection with the Proxy Statement and any information or documentation to effect the expiration of all waiting periods under applicable Laws and, if applicable, any contractual waiting periods under any timing agreements with a Governmental Entity applicable to the consummation of the transactions contemplated by this Agreement, and all filings, notices, reports, consents, registrations, approvals, permits and authorizations, made or sought by or on behalf of Parent, the Company or any of their respective Affiliates or Subsidiaries to or from any third party, including any Governmental Entity. The information and access provided to Parent pursuant to this Section 8.8 will be available and used solely for the purposes of furthering the consummation of the transactions contemplated by this Agreement and integration planning related to the transactions contemplated by this Agreement. With respect to the information supplied by or on behalf of Parent, its Affiliates or Subsidiaries or its or their respective Representatives for inclusion in or incorporation by reference into the Proxy Statement, Parent acknowledges and agrees that none of such information will, at the date of mailing to stockholders of the Company, at the time of the Company Stockholders Meeting or of filing with the SEC (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) In addition to and without limiting the rights and obligations set forth in Section 8.8(a), the Company shall (and shall cause its Subsidiaries to), upon reasonable prior notice, afford Parent and its Representatives reasonable access, during normal business hours, during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, to its employees, agents, properties, offices and other facilities, Contracts, books and records, and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Parent all other information and documents concerning or regarding its businesses, operations, properties and assets and personnel solely for the purposes of furthering the transactions contemplated by this Agreement and for integration planning purposes as may reasonably be requested by or on behalf of Parent; provided, however, that, subject to compliance with the obligations set forth in Section 8.8(c): (i) neither the Company nor any of its Subsidiaries shall be required to provide such access or furnish such information or documents to the extent doing so would, in the Company’s reasonable judgment reasonably be expected to result in (A) a violation of applicable Law, (B) the disclosure of any trade secrets, (C) the breach of any contractual confidentiality obligations in any Contract with a third party (other than a Permitted Confidentiality Agreement) or otherwise breach, contravene or violate any then effective Contract to which the Company or any of its Subsidiaries is party, (D) waive the protection of any attorney-client privilege or protection (including attorney-client privilege, attorney work-product protections and confidentiality protections) or any other applicable privilege or protection concerning pending or threatened Proceedings, or (E) result in the disclosure of any sensitive or Personal Information that would expose the Company or any of its Subsidiaries to the risk of liability in any material respect; (ii) in no event shall the work papers of the Company’s and its Subsidiaries’ independent accountants and auditors be accessible to Parent or any of its Representative unless and until such accountants and auditors have provided a consent related thereto in form and substance reasonably acceptable to such auditors or independent accountants; and (iii) in no event shall access include any invasive environmental sampling or testing of soils, groundwater or building materials. All requests for such access or information made pursuant to this Section 8.8(b) shall be initially directed to the Person set forth in Section 8.8(b) of the Company Disclosure Schedule, which Person may be replaced by the Company at any time by providing written notice to Parent, and any access granted in connection with a request made pursuant to this Section 8.8(b) shall be supervised by such Persons and be conducted in such a manner so as not to unreasonably interfere with any of the businesses, properties or assets of the Company or any of its Subsidiaries.

(c) The reasonableness of any request for such access or information or documents made pursuant to Section 8.8(b) shall be determined by the Company acting reasonably (taking into account, among other considerations, the competitive positions of the Company, Parent and their respective Subsidiaries and Affiliates). In the event that the Company objects to any request submitted pursuant to Section 8.8(b) on the basis of one or more of the matters set forth in clause (i) of Section 8.8(b), it must do so by providing Parent, in reasonable detail, the nature of what is being prevented and/or withheld and the reasons and reasonable support therefor, and prior to preventing such access or withholding such information or documents from Parent and its Representatives, the Company shall use reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the impediments expressly set forth in clause (i) of Section 8.8(b), including through the use of reasonable best efforts to take such actions and implement appropriate and mutually agreeable measures to as promptly as practicable permit such access and the furnishing of such information and documents in a manner to remove the basis for the objection, including by arrangement of appropriate “counsel-to-counsel” disclosure, clean room procedures, redaction and other customary procedures, entry into a customary joint defense agreement and, with respect to the contractual confidentiality obligations contemplated by clause (i)(C) of Section 8.8(b), obtaining a waiver with respect to or consent under such contractual confidentiality obligations.

(d) Without limiting the generality of the other provisions of this Section 8.8, the Company and Parent, as each deems advisable and necessary, after consultation with their respective outside legal counsel, may reasonably designate competitively sensitive information and documents (including those that relate to valuation of the Company or Parent (as the case may be)) as “Outside Counsel Only Information.” Such information and documents shall only be provided to the outside legal counsel of the Company or Parent (as the case may be), or subject to such other similar restrictions mutually agreed to by the Company and Parent, and subject to any amendment, supplement or other modification to the Confidentiality Agreement or additional confidentiality or joint defense agreement between or among the Company and Parent; provided, however, that, subject to any applicable Laws relating to the exchange of information, the outside legal counsel receiving such information and documents may prepare one or more reports summarizing the results of any analysis of any such shared information and documents, and disclose such reports, other summaries or aggregated information derived from such shared information and documents to Representatives of such outside legal counsel’s client.

(e) To the extent that any of the information or documents furnished or otherwise made available pursuant to this Section 8.8 or otherwise in accordance with the terms and conditions of this Agreement or the Confidentiality Agreement constitutes information or documents that may be subject to an attorney-client privilege or protection (including attorney-client privilege, attorney work-product protections and confidentiality protections) or any other applicable privilege or protection concerning pending or threatened Proceedings, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material and information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under such privileges and protections.

(f) No access or information provided to Parent or any of its Representatives or to the Company or any of its Representatives following the date of this Agreement, whether pursuant to this Section 8.8 or otherwise, shall affect or be deemed to affect, modify or waive the representations and warranties of the Parties set forth in this Agreement and, for the avoidance of doubt, all information and documents disclosed or otherwise made available pursuant to Section 8.5, Section 8.6, this Section 8.8 or otherwise in connection with this Agreement and the transactions contemplated by this Agreement shall be governed by the terms and conditions of the Confidentiality Agreement and subject to applicable Laws relating to the exchange or sharing of information and any restrictions or requirements imposed by any Governmental Entity.

8.9. Publicity. The initial press release with respect to the transactions contemplated by this Agreement shall be a joint press release. Thereafter, the Company and Parent shall consult with each other, provide each other with a reasonable opportunity for review and give due consideration to reasonable comments by each other, prior to issuing any other press releases or otherwise making public statements, disclosures or communications with respect to (i) the transactions contemplated by this Agreement or (ii) any material developments or matters involving the Company, including earnings releases and regulatory matters, and in either case, shall not issue any such press release or otherwise make such public statements, disclosures or communications prior to such consultation (and the Company shall not issue any such press release or otherwise make such public statements, disclosures or communications prior to receiving Parent’s written consent thereto (email being sufficient) (such consent not to be unreasonably withheld, conditioned or delayed)) except (a) as may be required or rendered impractical by applicable Law or by obligations pursuant to any listing agreement with or rules of any national or foreign securities exchange or interdealer quotation service (including, in the case of Parent or TopCo, the Securities and Exchange Board of India (Listing Obligations and Disclosure Requirements) Regulations, 2015), (b) with respect to any Change of Recommendation made in accordance with this Agreement or Parent’s responses thereto or (c) with respect to the Parties’

disclosures or communications with any Governmental Entity regarding the Proxy Statement or any Company Approvals or Parent Approvals contemplated by Section 8.5, which shall be governed by the provisions of Section 8.5 and in addition to the exceptions set forth in foregoing clauses (a) through (c) of this second sentence of this Section 8.9, each of the Company and Parent (and Representatives thereof) may make any public statements, disclosures or communications in response to inquiries from the press, analysts, investors, customers or suppliers or via industry conferences or analyst or investor conference calls, so long as such statements, disclosures or communications are not inconsistent in tone and substance with previous public statements, disclosures or communications jointly made by the Company and Parent or to the extent that they have been reviewed and previously approved by both the Company and Parent.

8.10. Employee Benefits.

(a) Parent agrees that each Continuing Employee shall, during the period commencing at the Effective Time and ending on the earlier of December 31, 2026 or the termination of employment of such Continuing Employee by the Surviving Corporation or any of its Affiliates, be provided with (i) base salary or base wage that is provided by Parent and its Subsidiaries to similarly situated employees immediately prior to the Effective Time, (ii) target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided by Parent and its Subsidiaries to similarly situated employees immediately prior to the Effective Time, (iii) ERISA Plans and welfare benefits (excluding the 401(k) and Company Severance Plan and benefits thereunder) that are no less favorable in the aggregate than those provided by the Company and its Subsidiaries to such Continuing Employees immediately prior to the Effective Time, and (iv) severance benefits that are no less favorable than the severance benefits provided pursuant to the severance practices of Parent in effect immediately prior to the Effective Time.

(b) Parent shall use reasonable best efforts to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made, and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except to the extent it would result in a duplication of benefits.

(c) Parent shall, and shall cause the Surviving Corporation to, honor all employee benefit obligations to current and former employees under the Company Benefit Plans set forth in Section 8.10(c) of the Company Disclosure Schedule.

(d) With respect to the Company’s annual cash incentive bonus for the fiscal year in which the Closing Date occurs (the “Closing Year Bonuses”), Parent shall cause a prorated portion of such bonuses to be paid to the employees of the Company and its Subsidiaries who remain employed through the Closing Date. The prorated portion of the Closing Year Bonus will be paid on the date the Company has historically paid such amounts in the ordinary course of business (but no later than March 15 of the calendar year following the Closing). The Closing Year Bonus will be determined based on the actual performance through the Effective Time as reasonably determined by the Company Compensation Committee (or, if actual performance is not reasonably determinable in its discretion, target performance), and then prorated based on a fraction, the numerator of which is the number of days served by the applicable Continuing Employee prior to the Effective Date and the denominator of which is 365. Each Continuing Employee also would be eligible for a prorated annual cash bonus for the period following the Closing Date in accordance with Section 8.10(a)(ii). For the avoidance of doubt, this Section 8.10(d) will not apply to any Performance-Based Cash Bonus Award Agreement under the 2019 Incentive Plan (for grants in 2026).

(e) Unless otherwise requested by Parent in writing, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day immediately prior to the Closing Date, (i) the Company 401(k) Plan, and simultaneously amend the Company 401(k) Plan to the extent necessary to comply with all applicable Laws to the extent not previously amended, and (ii) the Company Severance Plan. The Company shall deliver to Parent, prior to the Closing Date, evidence reasonably satisfactory to Parent that the Company Board has validly adopted resolutions to terminate the Company 401(k) Plan and the Company Severance Plan (provided that, in each case, the form and substance of such resolutions shall be subject to review and approval of Parent, drafts of which shall be delivered to Parent at least three (3) Business Days before their respective adoption by the Company), effective no later than the day immediately prior to the Closing Date; provided, that such terminations may be made contingent upon the Closing. Parent shall use reasonable best efforts to permit all Continuing Employees who were eligible to participate in the Company’s 401(k) Plan immediately prior to its termination to participate in a defined contribution retirement plan of Parent with a 401(k) feature and permit Continuing Employees to elect the rollover of 401(k) plan assets in cash and with respect to loans, in kind, to such 401(k) plan of Parent.

(f) Nothing set forth in this Agreement is intended to (i) be treated as an amendment of any particular Company Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their respective Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Benefit Plan in accordance with its terms, (iii) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) create any third-party beneficiary rights in any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof or any collective bargaining representative thereof, including with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their respective Affiliates or under any benefit plan which Parent, the Surviving Corporation or any of their respective Affiliates may maintain.

8.11. Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, to the fullest extent permitted under applicable Law and the Company’s Organizational Documents in effect as of the date of this Agreement, Parent shall cause the Surviving Corporation to, (i) indemnify, defend and hold harmless the Indemnified Parties against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with, arising out of or otherwise related to any actual or alleged Proceeding, in connection with, arising out of or otherwise related to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including in connection with (A) the transactions contemplated by this Agreement, and (B) actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party, and (ii) advance expenses related to any such actual or alleged Proceeding as incurred by the Indemnified Parties; provided that any Person to whom expenses are so advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication by the Chosen Courts that such Person is not entitled to such advanced expenses; and provided further, that any determination required to be made with respect to whether an Indemnified Party’s conduct complies with the standards set forth under applicable Law and the Company’s Organizational Documents in effect as of the date of this Agreement shall be made by independent legal counsel selected by the Indemnified Party and acceptable to the Surviving Corporation (such acceptance not to be unreasonably conditioned, withheld or delayed).

(b) Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies, and (ii) the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of the Tail Period with respect to any claim related to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated by this Agreement) from the Company’s D&O Insurance carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies; provided, however, that in no event shall the premium amount for such policies exceed 300 percent of the current aggregate annual premium paid by the Company for such purpose. If the Company for any reason fails to obtain or Parent for any reason fails to cause to be obtained such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with the Company’s D&O Insurance carrier as of the date of this Agreement or with or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement and from an insurance carrier with the same or better credit rating as the Company’s D&O Insurance carrier as of the date of this Agreement, in each case, providing coverage with respect to any matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated by this Agreement); provided, however, that in no event shall the annual cost of such D&O Insurance exceed during the Tail Period 300 percent of the current aggregate annual premium paid by the Company for such purpose; and provided further, that if the cost of such insurance coverage exceeds such amount, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Any Indemnified Party wishing to claim indemnification under this Section 8.11, upon learning of any Proceeding for which indemnification under this Section 8.11 may be available, shall promptly notify Parent thereof in writing, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any obligation or liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party. In the event of any such Proceeding: (i) Parent or the Surviving Corporation shall have the right to assume the defense thereof, except that if Parent or the Surviving Corporation elects not to assume such defense or legal counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Parent or the Surviving Corporation and the Indemnified Party, the Indemnified Party may retain legal counsel satisfactory to them, and Parent or the Surviving Corporation shall pay all reasonable and documented fees and expenses of such legal counsel for the Indemnified Party promptly following the receipt of statements therefor and an undertaking to repay such fees and expenses only if it is ultimately determined by final adjudication by the Chosen Courts that the indemnification of such Person is prohibited by applicable law; provided, however, that Parent and the Surviving Corporation shall be obligated pursuant to this Section 8.11(c) to pay for only one law firm for all Indemnified Parties in any jurisdiction unless the use of one law firm for such Indemnified Parties would present a conflict of interest under applicable standards of professional conduct on any significant issue between the positions of any two or more Indemnified Parties, in which case, the fewest number of law firms necessary to avoid conflicts of interest shall be used; (ii) the Indemnified Parties shall cooperate in the defense of any such matter if Parent or the Surviving Corporation elects to assume such defense, and Parent and the Surviving Corporation shall cooperate in the defense of any such matter if Parent or the Surviving Corporation elects not to assume such defense; (iii) the Indemnified Parties shall not be liable or have any obligation for any settlement effected without their prior written consent (such consent not to be unreasonably conditioned, withheld or delayed) if Parent or the Surviving Corporation elects to assume such defense, and Parent and the Surviving Corporation shall not be liable or have any obligation for any settlement effected without their prior written consent (such consent not to be unreasonably conditioned, withheld or delayed) if Parent or the Surviving Corporation elects not to assume such defense; (iv) Parent and the Surviving Corporation shall not have any obligation or liability hereunder to any Indemnified Party if it is ultimately determined by final adjudication by the Chosen Courts that the indemnification of such Indemnified Party in the manner contemplated by this Agreement is prohibited by applicable Law; and (v) all rights to indemnification in respect of any such Proceedings shall continue until final disposition of all such Proceedings.

(d) During the Tail Period, all rights to indemnification and exculpation from liabilities for acts or omissions occurring prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the Organizational Documents of the Company and its Subsidiaries or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries, in each case, as in effect on the date of this Agreement, shall not be amended, restated, amended and restated, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party, unless such amendment, restatement, repeal or modification is necessary to avoid a violation of applicable Law.

(e) If Parent or the Surviving Corporation or any of their respective legal successors or permitted assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the legal successors and permitted assigns of Parent or the Surviving Corporation shall assume (by operation of Law or otherwise) all the obligations set forth in this Section 8.11.

(f) The provisions of this Section 8.11 are intended to be for the benefit of, and from and after the Effective Time shall be enforceable, subject to the Bankruptcy and Equity Exception, by, each of the Indemnified Parties, who shall be third-party beneficiaries of this Section 8.11.

(g) The rights of the Indemnified Parties under this Section 8.11 are in addition to any rights such Indemnified Parties may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws and nothing in this Agreement is intended to, shall be construed or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees (it being understood and agreed that the indemnification provided for in this Section 8.11 is not prior to or in substitution of any such claims under such policies).

8.12. Takeover Statutes. If any Takeover Statute is, becomes or is deemed applicable to the transactions contemplated by this Agreement, then the Company and the Company Board shall grant such approvals and, along with Parent, shall take such actions as are reasonably necessary and advisable so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of any such Takeover Statutes.

8.13. Transaction Litigation. In the event that any stockholder litigation related to this Agreement or the transactions contemplated by this Agreement is brought, or, to the Knowledge of the Company, threatened in writing, against the Company or any Indemnified Party from and following the date of this Agreement and prior to the Effective Time (such litigation, other than any Proceeding in connection with, arising out of or otherwise related to a demand for appraisal under Section 262 of the DGCL, which shall be governed by Section 4.2(f), “Transaction Litigation”), the Company shall as promptly as practicable (a) notify Parent thereof and keep Parent reasonably informed with respect to the status thereof, and (b) give Parent a reasonable opportunity to participate in the defense and/or settlement (at Parent’s sole expense and subject to a customary joint defense agreement) of any Transaction Litigation and shall consider in good faith Parent’s advice with respect to such Transaction Litigation; provided that the Company shall in any event control such defense and/or settlement and, for the avoidance of doubt, the disclosure of information to Parent in connection therewith shall be subject to the provisions of Section 8.8; provided further that the Company shall not settle or agree to settle any Transaction Litigation without prior written consent of Parent (such consent not to be unreasonably conditioned, withheld or delayed).

8.14. Section 16 Matters. The Company and the Company Board (or duly formed committees thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or advisable to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by applicable Law.

8.15. Delisting and Deregistration. Prior to the Closing Date, the Parties shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary or advisable on their respective parts under applicable Law, including, for the avoidance of doubt, the rules and policies of the NASDAQ, to enable the delisting by the Surviving Corporation of the Shares from the NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time, but in any event no more than ten (10) days thereafter. In connection therewith, Parent shall use reasonable best efforts to (a) assist in enabling the Company or NASDAQ to be in a position to promptly file and cause the Surviving Corporation or NASDAQ to file with the SEC a Form 25 on the Closing Date, and (b) cause the Surviving Corporation to file a Form 15 on the first Business Day that is at least ten (10) days after the date the Form 25 is filed.

8.16. Financing.

(a) Parent Financing Covenants.

(i) Parent will, and will cause its Affiliates to, use their respective reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and consummate the Debt Financing at or prior to the Closing on the terms and subject only to the conditions (including any “flex” provisions) set forth in the Debt Financing Letters, including using reasonable best efforts to (1) comply with and maintain the Debt Commitment Letter(s) in full force and effect in accordance with the terms, and subject only to the conditions, thereof (provided that the Debt Commitment Letter(s) may be replaced, restated, amended or waived to the extent expressly permitted by this Section 8.16(a)(i) and Section 8.16(a)(ii) below), (2) negotiate and enter into definitive financing agreements with respect thereto on the terms, and subject only to the conditions, set forth in the Debt Commitment Letter(s), (3) comply with and perform the obligations applicable to it pursuant to the Debt Commitment Letter(s), including, to the extent the same are exercised, any “flex” provisions in the Fee Letters, (4) draw down on and consummate the Debt Financing at or immediately prior to the Closing, including by enforcing their respective rights under the Debt Commitment Letter(s) and causing the Debt Financing Sources to fund the Debt Financing at the Closing, (5) satisfy or obtain the waiver of, on a timely basis, all conditions in such definitive agreements to the extent within Parent’s or any of its Affiliates’ control and assist in the satisfaction of all other conditions set forth in the Debt Commitment Letter(s) and (6) cause the Requisite TopCo Approval to be obtained. If all or any portion of the Debt Financing expires or terminates or otherwise becomes (or could be expected to become) unavailable in the manner contemplated by the Debt Commitment Letter(s), Parent will, as promptly as reasonably practicable (and in any event, within two (2) Business Days), notify the Company in writing thereof and use its reasonable best efforts to arrange for and obtain, as promptly as practicable following the occurrence of any such event, alternative debt financing (the “Alternate Debt Financing”) in an amount sufficient to consummate the transactions contemplated by this Agreement and perform all of its obligations hereunder on terms and conditions that are not less favorable or more onerous (including imposition of new conditions or expansion of existing conditions), in the aggregate, than those set forth in the Debt Commitment Letter(s) and that would not, and would not reasonably be expected to, prevent or delay or impair the ability of Parent to obtain the Alternate Debt Financing or consummate the Closing. In the event that Parent obtains any Alternate Debt Financing, Parent will promptly deliver a true, correct and complete executed debt commitment letter to the Company with respect to such Alternate Debt Financing, including all exhibits, schedules, term sheets, amendments, supplements, modifications and annexes thereto, and true, correct and complete copies of any related executed fee letters, syndication letters, engagement letters and other agreements, it being understood and agreed that any such fee letters and syndication letters may be redacted solely in the same manner as the Fee Letters. Parent will be subject to the same obligations with respect to any Alternate Debt Financing as set forth in this Agreement with respect to the Debt Financing.

(ii) Parent will not withdraw, rescind, terminate, replace, amend, restate or waive any Debt Financing Letter or any provision thereof without the Company’s prior written consent if (in the case of any such replacement, restatement, amendment or waiver) such replacement, restatement, amendment or waiver would, or would reasonably be expected to, (1) delay, impede, impair or prevent the Closing, (2) make the receipt or funding of the Debt Financing (or satisfaction of the conditions to obtaining the Debt Financing) less likely to occur, (3) adversely impact the ability of Parent to enforce its rights against the other parties to the Debt Financing Letters or the definitive agreements with respect thereto (prior to the funding of the Debt Financing), the ability of Parent to consummate the transactions contemplated by this Agreement at the Closing or the likelihood of the transactions contemplated by this Agreement to be consummated at the Closing, (4) reduce (or have the effect of reducing) the aggregate amount of the Debt Financing to be funded on the Closing Date (including by changing the amount of fees to be paid or original issue discount of the Debt Financing) to an amount that, giving effect to any “flex” provision in the Fee Letters (including with respect to fees and original issue discount), will not provide Parent with readily available funds on the Closing Date in an amount sufficient to (i) satisfy all obligations of Parent under this Agreement, the transactions contemplated by this Agreement, the Debt Financing Letters or any documents or instruments delivered in connection with this Agreement or the transactions contemplated by this Agreement and (ii) pay (A) the aggregate consideration required to be paid by Parent hereunder and (B) any and all fees and expenses required to be paid by Parent on the Closing Date in connection with the transactions contemplated by this Agreement or (5) impose new or additional conditions or adversely expand, amend or modify any of the existing conditions to the receipt of the Debt Financing, or otherwise expand, amend or modify any existing condition or other provision of the Debt Financing Letters, in a manner that would be expected to delay, impede, impair or prevent the funding of the Debt Financing (or satisfaction of the conditions to the Debt Financing) at the Closing. Parent will promptly deliver a copy of any amendment, supplement, modification or replacement of any Debt Financing Letter to the Company. Upon any permitted amendment, supplement, modification or replacement of any Debt Financing Letter (including with respect to any Alternate Debt Financing) in accordance with this Section 8.16(a), the term “Debt Financing Letters” will mean the Debt Financing Letters as so amended, supplemented, modified or replaced, and references to “Debt Financing” and/or “Alternate Debt Financing” will include the financing contemplated by the Debt Financing Letters as so amended, supplemented, modified or replaced.

(iii) Parent will provide the Company with prompt (but in any event, within two (2) Business Days) written notice (1) upon becoming aware of any (A) actual or, to the Knowledge of Parent, threatened breach, default, repudiation, cancellation or termination (or any event or circumstance that, with or without notice, lapse of time or both, would be expected to give rise to any such breach, default, repudiation, cancellation or termination) by any party to any Debt Financing Letter or such other agreements or documents (including any definitive agreements) relating to any of the Debt Financing, or (B) amendment, supplement, waiver, other modification or termination of any Debt Financing Letter or such other agreements or documents (including any definitive agreements) relating to the Debt Financing, (2) upon receipt by Parent or any of its Affiliates or Representatives of any written notice or other written communication of any such breach, default, repudiation, cancellation or termination, (3) of any dispute or disagreement between or among the parties, received in writing, to any of the Debt Financing Letters or the definitive documents related to the Debt Financing with respect to the obligation to fund the Debt Financing or the amount thereof to be funded at the Closing, and (4) if for any reason Parent believes, in good faith, that it would not be able to obtain all or any portion of the Debt Financing on the terms, in the manner or from the sources contemplated by the Debt Financing Letters or the definitive documents related to the Debt Financing in any manner that would be expected to impair, delay, impede or prevent the consummation of the transactions contemplated by this Agreement. As soon as reasonably practicable, but in any event within two (2) Business Days after the date the Company delivers to Parent a written request, Parent will provide any information reasonably requested by the Company relating to any circumstance referred to in clause (1), (2), (3) or (4) of the immediately preceding sentence. Notwithstanding the foregoing, in no event will Parent or any of its Affiliates be obligated to disclose any information that is subject to attorney-client privilege if Parent shall have used its reasonable best efforts to disclose such information in a manner that would not waive such privilege. In addition, Parent will keep the Company informed, on a reasonably current basis, and in reasonable detail, of the status of its efforts to obtain and finalize the Debt Financing and provide to the Company copies of all definitive documents related to the Debt Financing, including by providing the Company with substantially final drafts of such definitive documents relating to the Debt Financing a reasonable period of time prior to their execution or use, it being understood and agreed that any such drafts may be redacted solely in the same manner as the Fee Letters.

(b) Company Financing Cooperation Covenant.

(i) Prior to the Closing or the earlier termination of this Agreement, and subject to the limitations set forth in this Agreement, the Company will, and will cause its Subsidiaries to, use reasonable best efforts (at Parent’s sole cost and expense) to cause the appropriate Representatives of the Company to provide such cooperation as is necessary, customary and reasonably requested by Parent, upon reasonable prior notice, to assist Parent solely in connection with causing the conditions to the Debt Financing to be satisfied or as is otherwise reasonably requested by Parent solely in connection with Parent’s efforts to obtain the Debt Financing (provided that any such requests are timely made so as not to delay the Closing beyond the date on which it would otherwise occur), which cooperation may include (1) participating in a reasonable number of meetings with providers or potential providers of the Debt Financing during normal business hours and at mutually agreed times and locations (which may be by teleconference or virtual meeting platforms), (2) to the extent requiring the cooperation of, and within the control of, the Company, reasonably assisting Parent in the preparation of materials reasonably and customarily requested to be used in connection with obtaining the Debt Financing, in each case, solely with respect to information relating to the Company or any Subsidiary thereof, (3) providing, reasonably promptly to Parent, such financial information regarding the Company or any Subsidiary thereof that is readily available or within the Company’s possession, in each case, as is required to satisfy the conditions set forth in paragraph 6(a) of Appendix 2 to the Debt Commitment Letter(s) (the “Required Information”), (4) in the case of the Company, executing and delivering customary authorization letters, (5) delivering information and documentation related to the Company or any Subsidiary thereof not previously provided or made available to Parent, as is required and reasonably requested in writing by the Debt Financing Sources at least ten (10) Business Days prior to the Closing Date with respect to compliance under applicable “know your customer” and anti-money laundering rules and regulations, (6) prepaying and terminating any existing indebtedness of the Company or its Subsidiaries that is permitted to be prepaid and terminated at or following the Closing, including the termination of all guaranties and liens and security interests in connection therewith, and delivering customary payoff letters and repayment documents related thereto, and the release of related liens and security interests, and (7) assisting Parent with Parent’s execution of agreements, instruments, certificates and other documents reasonably requested by Parent, including agreements, instruments, certificates and other documents that facilitate the creation, perfection or enforcement of liens securing the Debt Financing as requested by Parent and that are reasonably required to be obtained under the Debt Financing Letters at or following Closing; provided, that no obligation of the Company or any of its Subsidiaries under any such agreements, instruments, certificates or other documents shall be effective until the Closing. The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided, that such logos shall be used solely in a manner that is not reasonably likely to harm, disparage or otherwise adversely affect the Company or any of its Subsidiaries.

(ii) Notwithstanding anything to the contrary in this Agreement, none of the Company, its Affiliates or its or its Affiliates’ Representatives will be required to (1) provide or prepare, and Parent will be solely responsible for the preparation of, pro forma financial information, including pro forma costs savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financing information, (2) pay any fee, (3) provide any financial statements or financial data other than the Required Information, (4) approve any document or other matter related to the Debt Financing, (5) incur or reimburse any costs or expenses or incur any other liability or obligation of any kind or give any indemnities in connection with the Debt Financing or be required to take any action that would subject it to actual or potential liability, (6) enter into, approve or perform any agreement or commitment in connection with the Debt Financing or modify any agreement or commitment or provide any certification, excluding any customary authorization letters described in Section 8.16(b)(i)(4), (7) provide any legal opinion of internal or external counsel or reliance letters or any certificate, comfort letter or opinion of any of its Representatives, (8) provide access to or disclose any information to Parent or any of its Representatives to the extent such disclosure could jeopardize the attorney-client privilege, attorney work product protections or similar protections or violate any applicable Law or contract, (9) take any action that would unreasonably interfere with the day-to-day operations of the Company, cause any representation or warranty in this Agreement to be breached or cause any condition to Closing to fail to be satisfied or otherwise cause any breach of this Agreement, subject any current or former director, officer, employee or other Representative of the Company to any actual or potential liability, conflict with the certificates of incorporation or bylaws or equivalent governing documents of the Company or with any Law, result in the contravention, violation or breach of, or a default under, any contract, cause significant competitive harm to the Company if the transactions contemplated by this Agreement are not consummated, or waive or amend any terms of this Agreement or any other contract to which the Company or any of its Subsidiaries is a party, (10) make any representations, warranties or certifications, (11) cause or permit any Encumbrances to be placed on any of its assets in connection with the Debt Financing prior to the Closing Date or (12) adopt any resolutions, execute any consents or otherwise take any corporate or similar action. For the avoidance of doubt, any director or officer of any of the Company or its Subsidiaries who will remain a director or officer following the Closing may, at the request of Parent (but shall not be required to), in connection with the Debt Financing, execute, approve or deliver documents (including resolutions or consents) that will be effective only after the Closing (and subject to the occurrence of the Closing).

(iii) Parent expressly acknowledges and agrees that neither the availability, the terms nor the obtaining of the Debt Financing or any other financing is in any manner a condition to the Closing or the obligations of the Company to consummate the transactions contemplated by this Agreement. The Company and its Subsidiaries will be deemed to be in compliance with this Section 8.16(b), and Parent will not allege that the Company is or has not been in compliance with this Section 8.16(b), unless Parent provides prompt written notice of the alleged failure to comply specifying in reasonable detail specific steps to cure such alleged failure in a commercially reasonable and practical manner consistent with this Section 8.16(b), for which failure to comply has not been cured within ten (10) Business Days from receipt of such written notice. For the avoidance of doubt, the Parties acknowledge and agree that the provisions contained in this Section 8.16(b) represent the sole obligation of the Company, its Affiliates and its and their respective Representatives with respect to cooperation in connection with the arrangement of the Debt Financing and no other provision of this Agreement (including the exhibits and schedules to this Agreement) will be deemed to expand or modify such obligations.

(iv) None of the Company, its Affiliates or its or its Affiliates’ Representatives will have any liability to Parent in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 8.16(b), except as otherwise set forth in this Agreement.

(v) Whether or not the Closing occurs, Parent will indemnify and hold harmless the Company, its Affiliates and its or its Affiliates’ Representatives from and against all liabilities suffered or incurred by any of them in connection with the cooperation contemplated by this Section 8.16(b), the Debt Financing or any information used in connection with the Debt Financing; provided, however, that Parent shall not have any obligation to indemnify and hold harmless any such Person to the extent any such liabilities arise from any material errors, omissions, misstatements or inaccuracies in any information provided by or on behalf of the Company or any of its Subsidiaries or Representatives for use in connection with the Debt Financing or the gross negligence, bad faith or willful misconduct by the Company, any of its Subsidiaries or any of their respective Representatives in connection with the Debt Financing. Subject to the foregoing, Parent will promptly (and in any event within two (2) Business Days of delivery of documentation evidencing the applicable cost or expense), upon request by the Company, reimburse the Company or such Affiliate or Representative, as the case may be, for all reasonable out-of-pocket costs and expenses (including reasonable and documented outside attorneys’ fees and disbursements) incurred thereby in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 8.16(b).

(vi) Notwithstanding anything to the contrary, the Company will not be deemed to have breached its obligations under this Section 8.16(b) unless the Debt Financing has not been obtained solely as a result of the Company’s breach of its obligations under this Section 8.16(b).

(vii) All non-public or otherwise confidential information regarding the Company obtained by Parent or its Representatives pursuant to this Section 8.16(b) will be kept confidential and otherwise treated in accordance with the Confidentiality Agreement or other confidentiality obligations that are substantially similar to those contained in the Confidentiality Agreement (which, with respect to the Debt Financing Sources, will be satisfied by the confidentiality provisions applicable thereto under the Debt Commitment Letter if made for the benefit of the Company).

8.17. TopCo Matters. Parent hereby covenants to, and agrees with, the Company that Parent shall use its reasonable best efforts to ensure that TopCo timely and fully performs all of TopCo’s obligations under this Agreement, including TopCo’s obligations under the TopCo Sections.

8.18. TopCo Participation and Support.

(a) TopCo Support. From and after the date hereof until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, TopCo agrees to exercise reasonable best efforts to undertake all actions necessary to be undertaken by TopCo to seek and obtain any approvals of its board of directors, committees of directors and shareholders required under the (Indian) Companies Act, 2013 and the Securities and Exchange Board of India (Listing Obligations and Disclosure Requirements) Regulations, 2015, and any other applicable Law in connection with the provision of any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement. Without limiting the foregoing, TopCo shall recommend to the shareholders of TopCo to provide the Requisite TopCo Approval, take all actions necessary to duly convene any meetings required for the foregoing and use its reasonable best efforts to obtain such approvals within sixty (60) days of the date of this Agreement.

(b) Compliance with Applicable Law. TopCo shall not be required to take any action pursuant to this Agreement to the extent such action would be prohibited or restricted by applicable Law (including the (Indian) Companies Act, 2013, the Securities and Exchange Board of India (Listing Obligations and Disclosure Requirements) Regulations, 2015, the Securities and Exchange Board of India Act, 1992, or the rules and regulations thereunder), applicable stock exchange regulations or TopCo’s Organizational Documents.

(c) Limited Participation of TopCo. TopCo is party to this Agreement solely for purposes of the TopCo Sections, in each case, to the extent it expressly applies to TopCo. Except as expressly set forth herein, TopCo shall not have any obligations or any liability to any Person under this Agreement. For the avoidance of doubt, no Party shall have any right to make any claim, or seek any remedies, against TopCo, its directors, officers, employees, agents or representatives, in respect of any failure by Parent or Merger Sub to consummate the transactions contemplated by this Agreement or to perform Parent’s or Merger Sub’s obligations hereunder.

(d) TopCo Support Agreement. TopCo hereby covenants to, and agrees with, the Company to (X) perform TopCo’s obligations under the TopCo Support Agreement, (Y) use its reasonable best efforts to enforce the obligations under the TopCo Support Agreement of each of the TopCo Specified Shareholders party thereto, and (Z) not enter into, or otherwise agree to, any amendment, modification or waiver of any of the provisions of the TopCo Support Agreement unless the Company has provided its prior written consent thereto (such consent not to be unreasonably withheld, conditioned or delayed).

(e) TopCo Obligations. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require TopCo to (i) fund any portion of the Per Share Merger Consideration, (ii) provide any equity or debt financing to Parent or Merger Sub, (iii) guarantee any obligation of Parent or Merger Sub under this Agreement or (iv) pledge, encumber or otherwise provide security over any of its assets, except, in each case, to the extent expressly set forth in any Debt Financing Letter or other definitive agreement entered into by TopCo in connection with the Debt Financing.

8.19. Viewgol. Prior to the Closing, the Company shall cause Viewgol, LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Company (“Viewgol”), to take one of the following actions at the Company’s election (subject, in the case of clause (w), also to the written agreement of Parent (such agreement not to be unreasonably conditioned, withheld or delayed)): (w) sell or transfer all of the equity interests of THPL held by Viewgol to Parent, (x) merge with and into the Company, with the Company surviving such merger, (y) be dissolved and its certificate of formation canceled and all of its assets distributed to the Company, or (z) transfer, by dividend, distribution or otherwise, to the Company all of the equity interests in THPL then held by Viewgol (the action described in clause (w), (x), (y) or (z), as applicable, the “Viewgol Restructuring”), such that, immediately following the consummation of the Viewgol Restructuring, and as of the Closing, THPL shall be, with respect to the foregoing clauses (x), (y) or (z), a direct Subsidiary of the Company, or in the case of clause (w), a direct Subsidiary of Parent (it being understood and acknowledged that less than 1% of the equity interests of THPL shall, as of the Closing, be owned by an individual designated by the Company or Parent, as applicable). In connection with the Viewgol Restructuring, the Company shall, and shall cause its applicable Subsidiaries to: (a) prepare and file, or cause to be prepared and filed, with the Secretary of State of the State of Delaware, as applicable, a certificate of merger or certificate of cancellation, as applicable, together with any other certificates, instruments, agreements, filings or other documents, in each case, as required by the DGCL and the Delaware Limited Liability Company Act, as applicable, and by any other applicable Law, to effect the Viewgol Restructuring; (b) take or cause to be taken all corporate, limited liability company or other organizational action necessary to authorize and approve the Viewgol Restructuring, including the adoption of any requisite resolutions by the Company Board and, if applicable, the members or managers of

Viewgol; and (c) deliver to Parent reasonable evidence of the consummation and effectiveness of the Viewgol Restructuring prior to or substantially simultaneously with the Closing. The Company shall keep Parent reasonably informed of the status of its efforts to consummate the Viewgol Restructuring, and shall promptly notify Parent of any material impediment to the consummation thereof. Prior to the Closing, Parent shall reasonably cooperate with the Company, upon the reasonable request of the Company, in connection with the Viewgol Restructuring.

8.20. Company Legal Expenses. From and after the execution and delivery of this Agreement until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article X, the Company shall not, and shall cause its Subsidiaries not to, incur any Company Legal Expenses if, after giving effect thereto, the aggregate amount of Company Legal Expenses would exceed the Company Legal Expenses Cap. For the avoidance of doubt, the Company hereby represents and warrants to Parent that the Company Legal Expenses incurred by the Company and its Subsidiaries on or prior to the date of this Agreement do not exceed the Company Legal Expenses Cap.

8.21. Compliance Obligations. Prior to the Closing, the Company shall, and shall cause its applicable Subsidiaries to, take the actions set forth in Section 8.21 of the Company Disclosure Schedule, in each case, subject to the terms and conditions set forth in Section 8.1; provided, however, that none of the obligations under this Section 8.21 (or set forth in Section 8.21 of the Company Disclosure Schedule) shall constitute material obligations of the Company. Notwithstanding anything to the contrary in this Agreement, except as explicitly set forth in Section 8.21 of the Company Disclosure Schedule, in no event shall the Company or any of its Affiliates or Subsidiaries be required to make or agree to make any payments, concede or agree to concede anything of monetary or economic value, amend or otherwise modify any Contract to which it is a party or by which it is bound, or commence, defend or participate in any Proceeding, in each case, in connection with the matters contemplated by this Section 8.21. Parent expressly acknowledges and agrees that compliance by the Company with the obligations set forth in this Section 8.21 shall not constitute a condition to the Closing, and no breach of this Section 8.21 shall, in and of itself, give rise to the failure of any condition set forth in Article IX or any right of any party to refuse to effect the Closing or to terminate this Agreement.

ARTICLE IX

Conditions to Effect the Closing

9.1. Conditions to Each Party’s Obligation to Effect the Closing. The respective obligations of each Party to effect the Closing is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:

(a) Company Stockholder Approval. The Requisite Company Vote shall have been obtained.

(b) Regulatory Approvals. The statutory waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act and, if applicable, any contractual waiting periods under any timing agreements with a Governmental Entity applicable to the consummation of the transactions contemplated by this Agreement shall have expired or been earlier terminated (the “Required Regulatory Approvals”).

(c) No Legal Prohibition. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and enjoins, restrains, prohibits, prevents or makes illegal the consummation of the transactions contemplated by this Agreement.

9.2. Conditions to Parent’s and Merger Sub’s Obligation to Effect the Closing. The obligations of Parent and Merger Sub to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Parent at or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties set forth in: (i) Section 5.10(b) (Absence of Certain Changes) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made as of the Closing, (ii) Section 5.2(a), Section 5.2(b), Section 5.2(d) and Section 5.2(f) (Capital Structure) shall have been true and correct, other than any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company as of the date of this Agreement, and shall be true and correct as of the Closing, other than any inaccuracies that in the aggregate result in no more than a de minimis relative increase in the amount of outstanding Shares, on a fully diluted basis, of the total fully diluted equity capitalization of the Company as of the Closing (it being understood that, for the purposes of this clause (ii), any inaccuracy will be deemed to be (x) de minimis so long as the aggregate number of outstanding Shares, on a fully diluted basis as of the Closing and after giving effect to Section 4.3(a) and Section 4.3(b), are not more than 15,612,382, and (y) not de minimis if the aggregate number of outstanding Shares, on a fully diluted basis as of the Closing and after giving effect to Section 4.3(a) and Section 4.3(b), exceeds 15,612,382), except to the extent that any portion of such representation and warranty expressly speaks as of a particular date or period of time, in which case, such portion of such representation and warranty shall be so true and correct as of such particular date or period of time, (iii) Section 5.1(a) (Organization, Good Standing and Qualification) and Section 5.3 (Corporate Authority; Approval and Fairness) shall, if qualified by materiality or Company Material Adverse Effect, be true and correct in all respects or, if not so qualified, be true and correct in all material respects, as of the date of this Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, such representation and warranty shall be so true and correct as of such particular date or period of time); and (iv) Article V (other than those set forth in the foregoing clauses (i), (ii) and (iii) of this Section 9.2(a)), without giving effect to any “materiality” or “Company Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein, except with respect to (A) the term “material fact” in Section 5.6(b) and (B) the term “Material Contract,” shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failure of any such representation and warranty to be so true and correct that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all material obligations required to be performed by it under this Agreement, including under Section 8.1 (which obligations the Parties hereby agree are deemed to be material obligations), at or prior to the Closing.

(c) Company Closing Certificate. Parent shall have received a certificate duly executed on behalf of the Company by a duly authorized officer of the Company certifying that (in his or her or their capacity as such and not in his or her or their personal capacity and without any personal liability) the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(d) have been satisfied.

(d) No Company Material Adverse Effect. Since the date of the Agreement, no Event constituting a Company Material Adverse Effect shall have occurred and remains in effect.

9.3. Conditions to the Company’s Obligation to Effect the Closing. The obligation of the Company to effect the Closing is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company at or prior to the Closing of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of (i) Parent and Merger Sub set forth in Article VI, and (ii) TopCo set forth in Article VII, without giving effect to any “materiality” qualifiers or qualifiers of similar import set forth therein, shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, such representation and warranty shall be so true and correct as of such particular date or period of time), except for any failure of any such representations and warranties to be so true and correct that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of (x) Parent or Merger Sub to consummate the transactions contemplated by this Agreement, or (y) TopCo to perform its obligations under this Agreement or provide any guarantee or security to be provided by TopCo in connection with the Debt Financing, in each case, as contemplated by the Debt Financing Letters and this Agreement.

(b) Performance of Obligations of Parent, Merger Sub and TopCo. Each of Parent, Merger Sub and TopCo shall have performed in all material respects all material obligations required to be performed by it under this Agreement at or prior to the Closing.

(c) Parent, Merger Sub and TopCo Closing Certificate. The Company shall have received a certificate duly executed on behalf of Parent, Merger Sub and TopCo by a duly authorized officer of Parent, Merger Sub and TopCo certifying that (in his or her or their capacity as such and not in his or her or their personal capacity and without any personal liability) that the conditions set forth in Section 9.3(a) and Section 9.3(b) have been satisfied.

ARTICLE X

Termination

10.1. Termination by Mutual Written Consent. Subject to the other provisions of this Article X, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, whether before or after the Requisite Company Vote has been obtained, by the mutual written consent of the Parties.

10.2. Termination by Either the Company or Parent. Subject to the other provisions of this Article X, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by either the Company or Parent if:

(a) the transactions contemplated by this Agreement shall not have been consummated by 5:00 p.m. (New York time) on October 23, 2026 (the “Outside Date”) (subject to Section 11.7(b)), whether before or after the Requisite Company Vote has been obtained; provided, that the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to this Section 10.2(a) shall not be available to either the Company or Parent if it has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur on or prior to the Outside Date (it being understood that for the purposes of this Section 10.2(a) any such breach by Merger Sub or TopCo shall be deemed such a breach by Parent);

(b) any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law that is in effect and prevents the consummation of the transactions contemplated by this Agreement and such Law shall have become final, binding and non-appealable (a “Restraint”), whether before or after the Requisite Company Vote has been obtained; provided, that the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to this Section 10.2(b) shall not be available to any Party if the enactment, issuance, promulgation, enforcement or entry of such Restraint was primarily caused by or the result of the failure of such Party to perform any of its obligations under this Agreement;

(c) the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting or at any postponement or adjournment thereof taken in accordance with this Agreement; or

(d) the Requisite Topco Approval shall not have been obtained by a date that is sixty (60) days after the date hereof; provided, that the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to this Section 10.2(d) shall not be available to Parent if Parent or TopCo has breached any of its respective obligations under Section 8.17 or Section 8.18.

10.3. Termination by the Company. Subject to the other provisions of this Article X, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by the Company:

(a) if there has been a breach of any representation, warranty, covenant or agreement made by Parent, Merger Sub or TopCo set forth in this Agreement, or if any representation or warranty of Parent, Merger Sub or TopCo shall have become untrue or incorrect following the date of this Agreement, in either case, such that the conditions in Section 9.3(a) or Section 9.3(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty (30) days after the giving of written notice of such breach or failure by the Company to Parent, Merger Sub and TopCo specifying this Section 10.3(a) and describing such breach or failure in reasonable detail, and (ii) three (3) Business Days prior to the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided that the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to this Section 10.3(a) shall not be available to the Company if it has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur or if Parent has the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to Section 10.4(a);

(b) at any time prior to the time the Requisite Company Vote is obtained, in order for the (i) Company Board to cause or permit the Company or any of the Company’s Subsidiaries to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal and/or (ii) Company to enter into or cause a Subsidiary thereof to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, in each case, so long as the Company has complied in all material respects with the obligations contemplated by Section 8.2(d)(iii) and prior thereto or concurrently therewith the Company pays or causes to be paid to Parent the Termination Fee by wire transfer of immediately available funds to an account designated by Parent to the Company in writing; or

(c) by the Company, at any time prior to the Effective Time, if (i) all of the conditions set forth in Section 9.1 and Section 9.2 have been (and remain) satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided, that each such condition is then capable of being satisfied if the Closing were to occur at such time), (ii) Parent and Merger Sub shall have failed to consummate the transactions contemplated by this Agreement by the date on which the Closing should have occurred pursuant to Section 2.1, (iii) the Company has provided to Parent, Merger Sub and TopCo written notice stating that (A) all of the closing conditions set forth in Section 9.1 and Section 9.2 have been satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided, that each such condition is then capable of being satisfied if the Closing were to occur at such time and will be satisfied at the Closing), (B) the Company is ready, willing and able to consummate, and will consummate, the Closing as of such date and prior to such termination, and (C) the Company intends to terminate this Agreement pursuant to this Section 10.3(c), and (iv) Parent and Merger Sub fail to consummate the Closing within five (5) Business Days following such notice; provided, that (x) the conditions to the obligations of Parent and Merger Sub set forth in Section 9.1 and Section 9.2 must remain continuously satisfied throughout such five (5) Business Day period, and (y) Parent shall not be entitled to terminate this Agreement during such five (5) Business Day period.

10.4. Termination by Parent. Subject to the other provisions of this Article X, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by Parent:

(a) if there has been a breach of any representation, warranty, covenant or agreement made by the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or incorrect following the date of this Agreement, in either case, such that the conditions in Section 9.2(a) or Section 9.2(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty (30) days after the giving of written notice of such breach or failure by Parent to the Company specifying this Section 10.4(a) and describing such breach or failure in reasonable detail, and (ii) three (3) Business Days prior to the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided that the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to this Section 10.4(a) shall not be available to Parent if either Parent, Merger Sub or TopCo has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur or if the Company has the right to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to Section 10.3(a); or

(b) at any time prior to the time the Requisite Company Vote is obtained, if (i) the Company Board shall have effected and not withdrawn a Change of Recommendation, or (ii) the Company Board shall have caused or permitted the Company or any of the Company’s Subsidiaries to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal or the Company enters into or causes a Subsidiary thereof to enter into such an Alternative Acquisition Agreement; provided that the Company may not effectuate the foregoing actions unless, prior thereto or concurrently therewith, the Company pays or causes to be paid to Parent the Termination Fee by wire transfer of immediately available funds to an account designated by Parent to the Company in writing in accordance with Section 10.3(b).

10.5. Notice of Termination; Effect of Termination and Abandonment.

(a) In the event the Company or Parent intends to terminate this Agreement and abandon the transactions contemplated by this Agreement pursuant to Section 10.2, Section 10.3 or Section 10.4, as applicable, the Company or Parent, as applicable, shall give written notice to the other Party or Parties (as the case may be) specifying the provision or provisions of this Agreement pursuant to which such termination and abandonment is intended to be effected.

(b) In the event this Agreement is terminated and the transactions contemplated by this Agreement are abandoned pursuant to this Article X, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or any of its Affiliates or its or their respective Representatives); provided, however, that: (i) no such termination shall relieve any Party of any liability or damages to any other Party in accordance with and subject to this Section 10.5(b) and the last sentence of Section 11.8 (which liability or damages the Parties acknowledge and agree shall not be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the transactions contemplated hereby, and may include, pursuant to Section 261(a)(1) of the DGCL, and subject to the last sentence of Section 11.8, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company), in each case, subject to a cap equal to the Damages Cap as provided in this Section 10.5(b), (A) resulting from any Willful and Material Breach of this Agreement by such Party, or (B) as contemplated by Section 10.3(b), Section 10.5(c) and Section 10.5(d); and (ii) the provisions set forth in Section 10.3(b), this Section 10.5 and the second sentence of Section 11.1 shall survive any termination of this Agreement and any abandonment of the transactions contemplated by this Agreement. Subject to the last sentence of Section 11.8, the Parties acknowledge and agree that, to the extent Parent, Merger Sub or TopCo are required to pay damages in connection with the termination of this Agreement that exceed the Company’s expenses or out-of-pocket costs incurred in connection with this Agreement and the transactions contemplated by this Agreement, including any disputes related thereto, such excess represents an amount of damages payable in respect of losses suffered by the Persons who are holders of Shares as of the date on which this Agreement is terminated in respect of the Shares. Notwithstanding anything to the contrary in this Agreement, (I) in no event shall TopCo have any monetary liability relating to or arising out of this Agreement or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company and damages for Willful and Material Breach), other than in respect of damages resulting from TopCo’s Willful and Material Breach of any of its representations and warranties contained in Article VII or any of its covenants contained in Section 8.18, (II) in no event shall the aggregate monetary liability of Parent, Merger Sub, TopCo and any of their respective Affiliates, collectively, relating to or arising out of this Agreement or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company and damages for Willful and Material Breach) exceed, in the aggregate, the Damages Cap, and under no circumstances shall any Person (including the Company, any of the Company’s stockholders and any of their respective Affiliates) be entitled to seek or obtain any monetary recovery or award in the aggregate in excess of an amount equal to the Damages Cap against Parent, Merger Sub, TopCo and any of their respective Affiliates, collectively, for, or with respect to, this Agreement or the transactions contemplated hereby (including any claim for breach (including Willful and Material Breach)), the termination of this Agreement, the failure to consummate the transactions contemplated hereby (including the Merger) or any claims or Proceedings under applicable Law arising under this Agreement, and (III) in no event shall the aggregate monetary liability of the Company and any of its Affiliates, collectively, relating to or arising out of this Agreement or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied, and damages for Willful and Material Breach) exceed, in the aggregate, an amount equal to the Damages Cap, and under no circumstances shall any Person be entitled to seek or obtain any monetary recovery or award in the aggregate in excess of an amount equal to the Damages Cap against the Company and any of its Affiliates, collectively, for, or with respect to, this Agreement or the transactions contemplated hereby (including any claim for breach (including Willful and Material Breach)), the termination of this Agreement, the failure to consummate the transactions contemplated hereby (including the Merger) or any claims or Proceedings under applicable Law arising under this Agreement. For the avoidance of doubt, nothing in this Section 10.5(b) shall limit any Party’s right to seek or obtain specific performance, injunctive relief or other equitable remedies pursuant to Section 11.7.

(c) In the event this Agreement is terminated and the transactions contemplated by this Agreement abandoned pursuant to this Article X:

(i) by either the Company or Parent pursuant to Section 10.2(a) (at a time when the condition set forth in Section 9.1(a) has not been satisfied), Section 10.2(c) or Section 10.4(a) and, in each case, at the time of such termination, each of the conditions set forth in Section 9.3(a) and Section 9.3(b) shall have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being able to be satisfied) and: (A) a bona fide Acquisition Proposal shall have been publicly disclosed after the date of this Agreement and not publicly withdrawn any time prior to such termination and abandonment, and (B) within twelve (12) months after any such termination and abandonment, the Company shall have entered into a definitive Alternative Acquisition Agreement with respect to any Acquisition Proposal that is ultimately consummated or any Acquisition Proposal shall have been consummated, then the Company shall pay or cause to be paid to Parent the Termination Fee by wire transfer of immediately available funds to an account designated by Parent to the Company substantially concurrently with the consummation of the transaction contemplated by such Alternative Acquisition Agreement or such Acquisition Proposal (as applicable); or

(ii) by Parent pursuant to Section 10.4(b), then the Company shall pay or cause to be paid to Parent the Termination Fee by wire transfer of immediately available funds to an account designated by Parent to the Company within five (5) Business Days following the date of such termination.

For purposes of the references to an “Acquisition Proposal” in Section 10.5(c)(i), all references in the definition of “Acquisition Proposal” to “twenty percent” shall each be deemed to be references to “fifty percent.”

(d) In the event this Agreement is terminated and the transactions contemplated by this Agreement abandoned pursuant to this Article X:

(i) by Parent or the Company in accordance with Section 10.2(d), then Parent will promptly pay or cause to be paid to the Company the Reverse Termination Fee by wire transfer of immediately available funds to an account designated by the Company to Parent within five (5) Business Days following such termination and abandonment; or

(ii) by the Company in accordance with Section 10.3(c), then Parent will promptly pay or cause to be paid to the Company the Reverse Termination Fee by wire transfer of immediately available funds to an account designated by the Company to Parent within five (5) Business Days following such termination and abandonment.

(e) The Parties acknowledge and agree that:

(i) in no event shall the Company be required to pay the Termination Fee on more than one occasion;

(ii) the agreements set forth in this Section 10.5 and Section 10.3(b) are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other parties would not enter into this Agreement and accordingly, if the Company fails to promptly pay or cause to be paid the amounts due pursuant to this Article X, and, in order to obtain such amounts, Parent commences a Proceeding that results in a final, binding and non-appealable judgment against the Company for the Termination Fee (or any portion thereof), the Company shall pay or cause to be paid to Parent its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Proceeding, together with interest on the Termination Fee (or any portion thereof), as the case may be, at the prime rate as published in the Wall Street Journal in effect on the date such amounts were required to be made from such date until the date of payment; and

(iii) notwithstanding anything to the contrary set forth in this Agreement, in the event that the Termination Fee becomes payable by, and is paid or caused to be paid by, the Company, such fee shall be Parent’s sole and exclusive remedy for monetary damages or other relief (including specific performance) pursuant to this Agreement.

(f) The Parties acknowledge and agree that (i) in no event shall Parent be required to pay the Reverse Termination Fee on more than one occasion, (ii) the agreements set forth in this Section 10.5 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other parties would not enter into this Agreement and accordingly, if Parent fails to promptly pay or cause to be paid the amounts due pursuant to this Article X, and, in order to obtain such amounts, the Company commences a Proceeding that results in a final, binding and non-appealable judgment against Parent for the Reverse Termination Fee (or any portion thereof), Parent shall pay or cause to be paid to the Company its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Proceeding, together with interest on the Reverse Termination Fee (or any portion thereof), as the case may be, at the prime rate as published in the Wall Street Journal in effect on the date such amounts were required to be made from such date until the date of payment, and (iii) notwithstanding anything to the contrary set forth in this Agreement, in the event that the Reverse Termination Fee becomes payable by, and is paid or caused to be paid by, Parent, such fee shall be the Company’s sole and exclusive remedy for monetary damages or other relief (including specific performance) pursuant to this Agreement; provided, however, that any such payment shall not relieve Parent of any liability or damages incurred or suffered by the Company to the extent such liability or damages were the result of or arise out of any Willful and Material Breach of this Agreement by Parent, Merger Sub or TopCo (including with respect to breaches of this Agreement by Parent, Merger Sub or TopCo pursuant to which the Reverse Termination Fee shall have become or becomes payable pursuant to this Article X), in which case the Company shall be entitled to all rights and remedies available in equity or at law, in contract, in tort or otherwise, subject, in the case of money damages, to the Damages Cap; provided, that any such payment of the Reverse Termination Fee shall be a credit against any such liability or damages incurred or suffered by the Company to the extent such liability or damages were the result of or arise out of any Willful and Material Breach of this Agreement by Parent, Merger Sub or TopCo.

(g) Notwithstanding anything herein to the contrary, (i) in no event shall TopCo have any responsibility for, or any liability resulting from or arising out of, the acts, omissions, representations, warranties or covenants of Parent or Merger Sub, in each case, under or otherwise in connection with this Agreement or the performance of Parent’s or Merger Sub’s obligations hereunder; and (ii) Parent shall be jointly and severally liable for, and shall be responsible for, any breach (including any Willful and Material Breach) by TopCo of any of TopCo’s representations, warranties, covenants or agreements under this Agreement, and the Company may pursue any and all rights and remedies against Parent with respect to any such breach by TopCo to the same extent as if such breach had been committed by Parent, subject, in the case of monetary damages, to the Damages Cap.

ARTICLE XI

Miscellaneous and General

11.1. Survival. Article I, this Article XI and the representations and warranties, covenants and agreements of the Parties, as applicable, set forth in Article III, Article IV, Section 5.23 (No Other Representations or Warranties; Non-Reliance), Section 6.11 (No Other Representations or Warranties; Non-Reliance), Section 8.10 (Employee Benefits), Section 8.11 (Indemnification; Directors’ and Officers’ Insurance), Section 11.3 (Expenses), Section 11.4 (Transfer Taxes), the provisions that substantively define any related defined terms not substantively defined in Article I and those other covenants and agreements set forth in this Agreement that by their terms apply, or that are to be performed in whole or in part, after the Effective Time, shall survive the Effective Time. Article I, this Article XII, the representations and warranties, covenants and agreements of the Parties, as applicable, set forth in Section 5.23 (No Other Representations or Warranties; Non-Reliance), Section 6.11 (No Other Representations or Warranties; Non-Reliance), Section 11.3 (Expenses), Section 10.5 (Notice of Termination; Effect of Termination and Abandonment), the provisions that substantively define any related defined terms not substantively defined in Article I and the Confidentiality Agreement shall survive any termination of this Agreement and any abandonment of the transactions contemplated by this Agreement. All other representations, warranties, covenants and agreements in this Agreement or in any instrument or other document delivered pursuant to this Agreement, including rights in connection with, arising out of or otherwise related to any breach of such representations, warranties, covenants and agreements shall not survive the Effective Time or, except as set forth in Article X, the termination of this Agreement and abandonment of the transactions contemplated by this Agreement.

11.2. Notices. All notices and other communications given or made hereunder by one or more Parties to one or more of the other Parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the Party or Parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email; provided that any email transmission is promptly confirmed by a responsive electronic communication by the recipient thereof or receipt is otherwise clearly evidenced (excluding out-of-office replies or other automatically generated responses) or is followed up within one (1) Business Day after such email by dispatch pursuant to one of the methods described in the foregoing clauses (a) and (b) of this Section 11.2). Such communications must be sent to the respective Parties at the following street addresses or email addresses (or at such street address or email address previously made available or at such other street address or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 11.2) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 11.2 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):

if to the Company:

TruBridge, Inc.

54 St. Emanuel Street,

Mobile, AL 36602

Attention:  Kevin Plessner

Telephone:  [***]

Email:    [***]

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street,

New York, NY 10004-2498

Attention:  Scott B. Crofton

Telephone:  (212) 558-4000

Email:     croftons@sullcrom.com

and

Maynard Nexsen PC

1901 Sixth Avenue North, Suite 1700

Birmingham, AL 35203

Attention:  Timothy W. Gregg

Telephone:  (205) 254-1000

Email:     tgregg@maynardnexsen.com

if to Parent, Merger Sub or TopCo:

Inventurus Knowledge Solutions, Inc.

8951 Cypress Waters Boulevard,

Suite 100, Coppell, TX 75019, USA

Attention:  Christi Braun

Telephone:  [***]

Email:    [***]

with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 W Monroe St, Chicago, IL 60661

Attention: Mark D. Wood; Thomas F. Lamprecht

Telephone:  (312) 902-5493; (312) 902-5367

Email:    mark.wood@katten.com;

       Thomas.lamprecht@katten.com

11.3. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including all costs, fees and expenses of its Representatives, shall be paid by the Party incurring such cost, fee or expense, except (a) as otherwise expressly provided herein, and (b) all filing and similar fees paid by any Party in respect of any regulatory filing (including any and all filings under the Antitrust Laws and/or in respect of the Company Approvals, Parent Approvals and Required Regulatory Approvals) shall be borne by Parent.

11.4. Transfer Taxes. Except as otherwise provided in Section 4.2(b), all Transfer Taxes incurred in connection with the Merger shall be paid by Parent and Merger Sub when due and expressly shall not be a liability of any holders of Shares, Company Equity Awards or the Company.

11.5. Amendment or Other Modification; Waiver.

(a) Subject to the provisions of applicable Law and the provisions of Section 8.11, at any time prior to the Effective Time, this Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by the Parties and TopCo (and in the case of the Company and Merger Sub, by action taken or authorized by the Company Board or board of directors of Merger Sub, respectively); provided, however, that in the event that this Agreement has been approved at the Company Stockholders Meeting by the stockholders of the Company in accordance with the DGCL, no amendment shall be made to this Agreement that requires the approval of such stockholders under applicable Law without such approval. This Section 11.5 is subject to Section 11.14.

(b) The conditions to each of the respective Parties’ obligations to consummate the transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party. Any Party may, to the extent permitted by applicable Law and subject to the provisions of Section 8.11, waive any provision of this Agreement in whole or in part (including by extending the time for the performance of any of the obligations or other acts of the other Parties); provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law except to the extent provided for otherwise in Section 10.5.

11.6. Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.

(a) This Agreement and all Proceedings against any other Party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the state of Delaware, including, subject to Section 11.1, its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction or the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

(b) Each of the Parties and TopCo agrees that: (i) it shall bring any Proceeding against any other Party or TopCo in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party or TopCo, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 11.2 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof, and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 11.6(b) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

(c) Each Party and TopCo acknowledges and agrees that any Proceeding against any other Party or TopCo which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement is expected to involve complicated and difficult issues, and therefore each Party and TopCo irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any such Proceeding. Each Party and TopCo hereby acknowledges and certifies that (i) no Representative of the other Parties or TopCo has represented, expressly or otherwise, that such other Parties or TopCo would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily, and (iv) it has been induced to enter into this Agreement, the instruments or other documents delivered pursuant to this Agreement and the transactions contemplated by this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 11.6(c).

11.7. Specific Performance.

(a) Each of the Parties and TopCo acknowledges and agrees that the rights of each Party and TopCo to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party and TopCo agrees that, except to the extent provided otherwise in Section 10.5, in addition to any other available remedies a Party or TopCo may have in equity or at law, each Party and TopCo shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 11.6(b), without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party or TopCo shall allege, and each Party and TopCo hereby waives the defense, that there is an adequate remedy at law, except to the extent consistent with the provisions set forth in Section 10.5. Notwithstanding anything herein to the contrary, specific performance may be awarded against TopCo solely with respect to its obligations under Section 8.18.

(b) To the extent any Party brings a Proceeding to enforce specifically the performance of the terms and provisions of this Agreement (other than a Proceeding to specifically enforce any provision that expressly survives termination of this Agreement) when expressly available to such Party pursuant to the terms and conditions of this Agreement, the Outside Date shall automatically be extended to (i) the twentieth (20th) Business Day following the resolution of such Proceeding, or (ii) such other time period established by the court presiding over such Proceeding.

(c) Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Parties agree that, prior to the valid termination of this Agreement in accordance with Article X, the Company may seek and obtain an injunction, specific performance or other equitable remedies to specifically enforce Parent’s obligation to consummate the Closing at the time the Closing is required to occur on the terms and conditions set forth herein, in each case, if and only if (and only so long as): (i) all of the conditions set forth in Section 9.1 and Section 9.2 have been (and remain) satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied if the Closing were to occur at such time and will be satisfied at the Closing), (ii) Parent and Merger Sub shall have failed to consummate the Merger by the date on which the Closing should have occurred pursuant to Section 2.1, (iii) the Debt Financing has been funded in full or will be funded in full at the Closing, in each case, in accordance with the terms and conditions of the Debt Commitment Letter (provided that Parent and Merger Sub shall not be required to consummate the Closing if the Debt Financing is not in fact funded at or prior to the Closing), (iv) the Company has provided to Parent, Merger Sub and TopCo irrevocable written notice stating that (A) all of the closing conditions set forth in

Section 9.1 and Section 9.2 have been satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied if the Closing were to occur at such time and will be satisfied at the Closing) and (B) the Company is ready, willing and able to consummate, and will consummate, the Closing if specific performance is granted, and (v) Parent and Merger Sub fail to consummate the Closing within five (5) Business Days following such irrevocable notice; provided that the conditions to the obligations of Parent and Merger Sub set forth in Section 9.1 and Section 9.2 must remain continuously satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied if the Closing were to occur at such time and will be satisfied at the Closing) throughout such five (5) Business Day period. For the avoidance of doubt, nothing in this Section 11.7(c) shall limit or otherwise affect the Company’s right to seek specific performance or other equitable remedies in respect of Parent’s and TopCo’s respective obligations under Section 8.16, Section 8.17 or Section 8.18.

11.8. Third-Party Beneficiaries. The Parties hereby agree that their respective representations, warranties, covenants and agreements set forth in this Agreement are solely for the benefit of the other, subject to the terms and conditions of this Agreement, and this Agreement is not intended to, and does not, confer upon any other Person any rights or remedies, express or implied, hereunder, including, without limiting the generality of Section 11.11(c), the right to rely upon the representations and warranties set forth in this Agreement, except that (a) the Company, with respect to the right to pursue damages (including damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the holders of Shares) pursuant to Section 10.5(b), the last sentence of this Section 11.8 and Section 261(a)(1) of the DGCL, (b) from and after the Effective Time, the Indemnified Parties pursuant to the provisions of Section 8.11, and (c) from and after the Effective Time, the holders of Shares and the holders of Company Equity Awards with respect to their respective rights to receive the consideration payable pursuant to Article IV, and each of their respective successors, legal representatives and permitted assigns shall be third-party beneficiaries, but only to the extent expressly provided in the foregoing clauses (a) through (c) of this Section 11.8, and, with respect to clause (a) of this Section 11.8, subject in all respects to a cap equal to the Damages Cap. Notwithstanding anything herein to the contrary, the rights granted pursuant to clause (a) of this Section 11.8, the provisions of Section 10.5(b) and Section 261(a)(1) of the DGCL with respect to the recovery of damages based on the losses suffered by the holders of Shares (including the loss of the economic benefit of the transactions contemplated by this Agreement to the holders of Shares) shall be subject to a cap equal to the Damages Cap and shall only be enforceable on behalf of the holders of Shares by the Company in its sole and absolute discretion, as agent for the holders of Shares, it being understood and agreed that any and all interests in the recovery of such losses or any such claim shall attach to the Shares and subsequently be transferable therewith and, consequently, any damages, settlements, awards or other amounts recovered or received by the Company with respect to such losses or claims (net of expenses incurred by the Company in connection therewith or in connection with the entry into and negotiation of this Agreement or any of the transactions contemplated by this Agreement) may, among other things, and in the Company’s sole and absolute discretion: (i) be distributed, in whole or in part, by the Company to the record holders of the Shares as of any date determined by the Company in its sole and absolute discretion, or (ii) be retained by the Company for the use and benefit of the Company on behalf of holders of Shares in any manner the Company deems fit in its sole and absolute discretion.

11.9. Fulfillment of Obligations. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action. Any obligation of one Party to any other Party under this Agreement, which obligation is performed, satisfied or properly fulfilled by a Subsidiary of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

11.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and, solely in respect of the TopCo Sections, TopCo, and their respective successors, legal representatives and permitted assigns. Except as may be required to satisfy the obligations contemplated by Section 8.11, no Party or TopCo may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law, by transfer or otherwise, without the prior written consent of the other Parties and TopCo not seeking to assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations, except as provided for in Section 11.9, and any attempted or purported assignment or delegation in violation of this Section 11.10 shall be null and void.

11.11. Entire Agreement.

(a) This Agreement (including the Exhibits) and the Confidentiality Agreement constitute the entire agreement among the Parties and TopCo with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters, except for the Confidentiality Agreement, which shall remain in full force and effect until the Closing. The Company Disclosure Schedule and the Parent Disclosure Schedule are “facts ascertainable” as that term is used in Section 251(b) of the DGCL and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.

(b) In the event of (i) any inconsistency between the statements in the body of this Agreement, on the one hand, and any of the Exhibits, the Company Disclosure Schedule and the Parent Disclosure Schedule (other than an exception expressly set forth in the Company Disclosure Schedule or the Parent Disclosure Schedule (as the case may be)), on the other hand, the statements in the body of this Agreement shall control, or (ii) any inconsistency between the statements in this Agreement, on the one hand, and the Confidentiality Agreement, on the other hand, the statements in this Agreement shall control.

(c) Each Party acknowledges the provisions set forth in Section 5.23, Section 6.11 and Section 7.5 and, without limiting such provisions, additionally acknowledges and agrees that, except for the express representations and warranties set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement (i) no Party has made or is making any other representations, warranties, statements, information or inducements, (ii) no Party has relied on or is relying on any other representations, warranties, statements, information or inducements, and (iii) each Party hereby disclaims reliance on any other representations, warranties, statements, information or inducements, oral or written, express or implied, or as to the accuracy or completeness of any statements or other information, made by, or made available by, itself or any of its Representatives, in each case, with respect to, or in connection with, the negotiation, execution or delivery of this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement and notwithstanding the distribution, disclosure or other delivery to the other or the other’s Representatives of any documentation or other information with respect to any one or more of the foregoing, and waives any claims or causes of action relating thereto, other than those for intentional fraud or intentional or willful misrepresentation in connection with, arising out of or otherwise related to the express representations and warranties set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement.

11.12. Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the Parties, each acting reasonably and in good faith shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

11.13. Counterparts; Effectiveness. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and (b) shall become effective when each Party and TopCo shall have received one or more counterparts hereof signed by each of the other Parties and TopCo. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

11.14. Debt Financing. Notwithstanding anything in this Agreement to the contrary, each of the Parties, on behalf of itself and each of its Affiliates, hereby (i) agrees that it will not bring or support any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter(s) and each Fee Letter) entered into in connection with the Debt Financing or any of the transactions contemplated by this Agreement or the performance of any services thereunder in any forum other than exclusively in the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof) and irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such courts, (ii) agrees that any such Proceeding will be governed by the laws of the State of New York (without giving effect to any conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would result in the application of the laws of another state), (iii) agrees that service of process upon such Person in any such Proceeding will be effective if notice is given in accordance with Section 11.2, (iv) agrees that notwithstanding anything to the contrary contained herein, no Debt Financing Party will have any liability (whether in contract or in tort, in Law or in equity or governed by statute) for any claims, causes of action, obligations or losses arising under, out of, in connection with or related in any manner to this Agreement or its negotiation, execution, performance or breach (provided that nothing in this Section 11.14 will limit the liability or obligations of the Debt Financing Sources under the Debt Commitment Letter(s) or any other definitive agreement in respect of the Debt Financing), (v) KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION BROUGHT AGAINST ANY DEBT FINANCING SOURCE IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING, THE DEBT COMMITMENT LETTER(S), ANY FEE LETTER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE OF ANY SERVICES THEREUNDER, and (vi) agrees that the Debt Financing Sources are express third-party beneficiaries of, and may enforce, any of the provisions herein reflecting the foregoing agreements in this Section 11.14 (and such provisions will not be amended in any respect that is materially adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources party to the Debt Commitment Letter(s) at such time). This Section 11.14 will not limit the rights of the parties to the Debt Financing under the Debt Commitment Letter(s) or any other definitive agreement in respect of the Debt Financing (including, for the avoidance of doubt and without limitation, in relation to the governing law of the Debt Commitment Letter(s) and any other definitive agreement in respect of the Debt Financing, and the right to bring proceedings in the relevant jurisdictions contemplated in the Debt Commitment Letter(s) and any other definitive agreement in respect of the Debt Financing).

11.15. No Recourse to Non-Parties. Notwithstanding anything in this Agreement to the contrary, each Party and TopCo agrees, on behalf of itself and its Affiliates, that all proceedings, claims, obligations, liabilities or causes of action (whether in Contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate to: (a) this Agreement or any other agreement referenced herein or the transactions contemplated hereby, (b) the negotiation, execution or performance of this Agreement or any other agreement referenced herein (including any representation or warranty made in, in connection with or as an inducement to, this Agreement or such other agreement), (c) any breach or violation of this Agreement or any other agreement referenced herein, and (d) any failure of the transactions contemplated hereunder or under any other agreement referenced herein to be consummated, in each case, may be made only against (and are those solely of) the parties hereto (or a party to any such other agreement referenced herein or contemplated hereunder), and, in accordance with, and subject to the terms and conditions of this Agreement (or the terms of any such other agreement referenced herein or contemplated hereunder), and each of the Parties and TopCo, on behalf of itself and each of its Affiliates, hereby agrees that it will not bring or support any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving any Person that is not a party hereto arising out of or relating to this Agreement or any of the agreements or transactions entered into in connection with this Agreement.

*****

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above.

TRUBRIDGE, INC.

By:	/s/ Christopher L. Fowler
Name: Christopher L. Fowler
Title: President and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

INVENTURUS KNOWLEDGE SOLUTIONS, INC.

By:	/s/ Nithya Balasubramanian
Name: Nithya Balasubramanian
Title: Authorized Signatory

IKS NEXT HORIZON, INC.

By:	/s/ Joseph Benardello
Name: Joseph Benardello
Title: President

INVENTURUS KNOWLEDGE SOLUTIONS LIMITED

By:	/s/ Nithya Balasubramanian
Name: Nithya Balasubramanian
Title: Chief Financial Officer

Signature Page to Agreement and Plan of Merger

Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRUBRIDGE, INC.

(a Delaware corporation)

[_______], 2026

TruBridge, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

1. That the name of the corporation is TruBridge, Inc. and that the corporation was originally incorporated pursuant to the DGCL on March 13, 2002.

2. That the Board of Directors of the corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the corporation, declaring said amendment and restatement to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

FIRST: The name of the corporation is TruBridge, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the Corporation’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The nature of the Corporation’s business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is one thousand (1,000) shares of capital stock, all of which shall be common shares and all of which shall have a par value of $0.001 per share.

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation (the “Board of Directors”). The number of directors of the Corporation shall be determined in the manner set forth in the By-Laws of the Corporation (the “By-Laws”). The election of directors of the Corporation need not be by written ballot. Each director of the Corporation shall be entitled to one vote on each matter presented to the Board of Directors.

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws or adopt new By-Laws without any action on the part of the stockholders; provided that any By-Law adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders of the Corporation.

SEVENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws.

EIGHTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the DGCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs, and if a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

NINTH: No director of the Corporation shall have personal liability to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, except that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (or any provision of Delaware law that replaces Section 174), or (d) for any transaction from which such director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitations on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article Ninth that increases the exposure of directors to personal liability shall be prospective only and will not apply to any action or failure to act by directors prior to such repeal or modification.

TENTH:

Section 1—Each person who was or is made a party to or is threatened to be made a party to, or is involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including, without limitation, service with respect to employee benefits plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorney’s fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article Tenth, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part hereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article Tenth shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article Tenth or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 2—If a claim under Section 1 of this Article Tenth is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including, without limitation, its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including, without limitation, its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 3—The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Tenth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 4—The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5—As used in this Article Tenth, references to “the Corporation” shall include, in addition to the resulting or surviving corporation, any constituent corporation absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article Tenth with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

Section 6—If this Article Tenth or any portion hereof shall have been invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses (including attorney’s fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the fullest extent permitted (i) by any applicable portion of this Article Tenth that shall not have been invalidated, or (ii) by any other applicable law.

ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

*****

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on the date first set forth above.

By:
Name:
Title:

Exhibit B

FORM OF VOTING AND SUPPORT LETTER

Date:	April 23, 2026

From:	(1) Mr. Sachin Gupta;

(2) Rekha Jhunjhunwala;

(3) Aryaman Jhunjhunwala Discretionary Trust;

(4) Nishtha Jhunjhunwala Discretionary Trust;

(5) Aryavir Jhunjhunwala Discretionary Trust; and

(6) Mr. Joseph Charles Benardello

(collectively, the “Shareholders”, and each individually, a “Shareholder”).

To:	Inventurus Knowledge Solutions Limited
801, Building No. 5&6, 8th Floor, Mindspace Business Park (SEZ), Thane-Belapur Road, Airoli, Navi Mumbai – 400708, Maharashtra, India

1.	Introduction

We understand that:

(a)

an Agreement and Plan of Merger, dated as of the date hereof, has been entered into by and amongst Inventurus Knowledge Solutions, Inc., a Delaware corporation (“IKS USA”) and a wholly-owned subsidiary of Inventurus Knowledge Solutions Limited, an Indian publicly listed company (the “Company”); TruBridge, Inc., a Delaware corporation (the “Target”); IKS Next Horizon, Inc., a Delaware corporation and wholly-owned subsidiary of IKS USA (“Merger Sub”); and, solely for the limited purposes as set forth therein, the Company (as may be amended from time to time in accordance with its terms, the “Merger Agreement”), which provides for the acquisition of the Target by IKS USA (the “Proposed Acquisition”) pursuant to the merger of Merger Sub with and into the Target (the “Merger”) with the Target surviving the Merger as a wholly-owned subsidiary of IKS USA, subject to the terms and conditions set forth therein.

(b)

in order to finance the Proposed Acquisition, IKS USA proposes to obtain borrowings from certain lenders (the “Financing”). In connection with the Financing, inter alia, the following security interests are proposed to be created by the Company and/or its subsidiaries, in favour of such lenders:

(i)	one or more corporate guarantees issued by the Company, Aquity Holdings, Inc., Aquity Solutions, LLC and the Target (which shall become effective upon consummation of the Proposed Acquisition);

(ii)	creation of a pledge over the entire shareholding of the Company in IKS USA;

(iii)	creation of a pledge over the entire shareholding of IKS USA in Aquity Holdings, Inc.;

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(iv)	creation of a pledge over the entire shareholding of Aquity Holdings, Inc. in Aquity Solutions, LLC;

(v)	creation of a pledge over the entire shareholding of IKS USA in the Target, which shall become effective upon consummation of the Proposed Acquisition; and

(vi)	creation of security interests over movable assets of IKS USA, Aquity Holdings, Inc., Aquity Solutions, LLC and the Target.

(c)

under the SEBI (Listing Obligations and Disclosure Requirements) Regulations, 2015 (“SEBI Listing Regulations”), the Company is required to obtain approval of its shareholders in relation to the following matters connected with the Financing (collectively, “Shareholder Vote Matters”):

(i)

approval under Regulation 24(5) of the SEBI Listing Regulations for the pledge or disposal of the shares of IKS USA, Aquity Solutions, LLC and/or the Target (being material subsidiaries of the Company), resulting in reduction of the shareholding held by the Company in such subsidiaries to less than or equal to 50% of the shareholding or ceasing to exercise control over such subsidiary; and

(ii)

approval under Regulation 24(6) of the SEBI Listing Regulations for the sale, disposal or leasing of assets exceeding 20% of the assets of IKS USA, Aquity Solutions, LLC and/or the Target (being material subsidiaries of the Company).

2.

As of the date hereof, each Shareholder is the beneficial owner of equity shares of the Company as set forth opposite such Shareholder’s name in Exhibit A hereto (such equity shares with respect to each Shareholder shall be referred to as the “Owned Shares”).

3.

Agreement to Vote. From and after the date hereof until the termination of this Letter in accordance with Paragraph 4 below, at any meeting (conducted physically, virtually or through postal ballot, electronic voting, or any other mode permissible under the (Indian) Companies Act, 2013 and the rules made thereunder) of the Company’s shareholders (any such meeting, a “Meeting”) (including any postponement, recess or adjournment thereof), upon which a vote with respect to the Shareholder Vote Matters is sought, each Shareholder unconditionally and irrevocably agrees to validly vote (including via proxy in accordance with applicable law) to the fullest extent of his/her/its respective shareholding held in the Company in favour of the Shareholder Vote Matters. For the avoidance of doubt, each Shareholder shall take all actions reasonably required to validly vote in respect of each of the Shareholder Vote Matters. Each Shareholder’s obligations hereunder shall apply equally at any adjourned, postponed or reconvened Meeting at which the Shareholder Vote Matters are considered.

The parties hereto hereby unconditionally and irrevocably agree and acknowledge that, pursuant to this Letter, other than with respect to the Shareholder Vote Matters, the Shareholders have no obligation to vote their respective shareholding in the Company, including any Owned Shares, in any particular manner and, with respect to such other matters (other than the Shareholder Vote Matters), each Shareholder shall be entitled to vote its respective shareholding in the Company in its sole discretion. Notwithstanding anything to the contrary in this Letter, if at any time on or after the date hereof and prior to the termination of this Letter in accordance with Paragraph 4 below, any governmental authority enters or issues an order (including any interim order), proceeding or judgement restraining, enjoining or otherwise prohibiting any Shareholder from taking any action pursuant to this Paragraph 3, then the obligations of such Shareholder set forth in this Paragraph 3 to take such action shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits such Shareholder from taking any such action.

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4.

Termination. This Letter shall terminate without further action upon occurrence of the earlier of (a) approval of all the Shareholder Vote Matters at a Meeting; and (b) valid termination of the Merger Agreement in accordance with its terms.

5.

Shareholder Capacity. This Letter is being issued by the Shareholders solely in their respective capacity as beneficial owners of the Owned Shares, and nothing in this Letter shall restrict or limit the ability of any Shareholder who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company. No action taken (or omitted to be taken) in any such capacity as a director, officer or employee of the Company shall be deemed to constitute a breach of this Letter.

6.	Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants to the Company, solely with respect to itself, as of the date of this Letter as follows:

(a)

Authority. If such Shareholder is not an individual, such Shareholder is a legal entity duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization. If such Shareholder is an individual, such Shareholder is a natural person of sound mind and competence to contract. Such Shareholder has the requisite corporate or other entity power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable entity bodies) or is otherwise possessed of all necessary power and authority to execute, deliver, comply with and perform its obligations under this Letter in accordance with the terms hereof. This Letter has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement of such Shareholder enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. “Bankruptcy and Equity Exception” for this purpose means bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)	No Conflicts; Consents.

(i)

The execution and delivery of, compliance with and performance by such Shareholder of this Letter do not and will not (A) conflict with or violate any provision of the certificate of formation or similar organizational documents of such Shareholder, where such Shareholder is not an individual, (B) conflict with or violate any laws applicable to such Shareholder, or (C) result in a breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default or a breach) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance (other than as provided herein) on any of such Shareholder’s Owned Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, order, judgment or decree to which such Shareholder is a party or by which such Shareholder is bound, except, in the case of clauses (B) and (C) above, for any such breach, default, termination, amendment, acceleration, cancellation or encumbrance that would not restrict, prohibit, impede or materially delay the performance by such Shareholder of its obligations under this Letter.

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(ii)

No authorization, consent, order, license or approval of, or registration, declaration, notice or filing with, any governmental entity or any other Person, is necessary in connection with the execution and delivery of this Letter or performance by such Shareholder of its voting obligations under this Letter, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impede or materially delay the performance by such Shareholder of its voting obligations under this Letter.

(c)

Ownership of Shares. Such Shareholder has sole voting power and sole dispositive power (or, with respect to dispositive power, shared with its Affiliates) with respect to all of such Shareholder’s Owned Shares, free and clear of any Encumbrance. None of such Shareholder’s Owned Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Owned Shares that would restrict, prohibit or impede the performance by such Shareholder of its voting obligations under this Letter. Such Shareholder is not party to, and such Shareholder’s Owned Shares are not otherwise subject to, any contract, option or other arrangement to, and such Shareholder has no plan or current intention to, sell (constructively or otherwise), pledge, transfer, assign, gift, tender in any tender or exchange offer, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”) any of such Shareholder’s Owned Shares or any interest therein.

(d)

Total Shares. Except for such Shareholder’s Owned Shares set forth on Exhibit A, as of the date hereof, such Shareholder does not own, of record or beneficially, any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible or exchangeable into or exercisable for any shares of such capital stock or voting securities of the Company, or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible or exchangeable into or exercisable for capital stock or voting securities of the Company.

(e)

No Litigation. There is no Proceeding pending that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by such Shareholder of its obligations under this Letter. To the knowledge of such Shareholder, no inquiry or investigation is (i) pending against such Shareholder, or (ii) threatened against such Shareholder, in each case of (i) and (ii), that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by such Shareholder of his/her/its voting obligations under this Letter.

7.

No Adverse Actions. Prior to the consummation of the Proposed Acquisition, no Shareholder shall, directly or indirectly, without the prior written consent of the Company, (i) grant any proxies (except as granted in connection with satisfying its voting obligations hereunder), powers of attorney or other such authorization, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Owned Shares, in each case, in connection with the Shareholder Vote Matters, and any such prohibited proxy, power of attorney or other authorizations granted by any Shareholder in violation of this Paragraph 7 shall be null and void ab initio, (ii) knowingly take any action that could reasonably be expected to have the effect of preventing or delaying such Shareholder from performing any of its obligations under this Letter or otherwise result in any Owned Shares being voted against the Shareholder Vote Matters, or (iii) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) and (ii).

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8.

Acquisition of Additional Shares. During the term of this Letter, each Shareholder shall notify the Company within two (2) Business Days of any additional equity shares of the Company directly or indirectly acquired by such Shareholder after the date hereof (other than pursuant to a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction), all of which shall be considered Owned Shares and be subject to the terms of this Letter as though owned by such Shareholder on the date hereof; provided, that, in the event of a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, the term “Owned Shares” shall be automatically deemed to refer to and include such equity shares of the Company acquired by such Shareholder as a result thereof.

9.

Further Assurances. From time to time, at the Company’s or the Target’s reasonable request, each Shareholder agrees to take all such further reasonable actions as may be necessary to effect the actions contemplated by this Letter.

10.	Miscellaneous

(a)

The provisions of this Letter shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Letter. If any provision of this Letter, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the parties hereto, each acting reasonably and in good faith, shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Letter and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

(b)

This Letter and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, the laws of India. The courts in Mumbai, India shall have exclusive jurisdiction to resolve any disputes arising out of, or in connection with, this Letter.

(c)

This Letter (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and (b) shall become effective when each party hereto shall have received one or more counterparts hereof signed by each of the other parties hereto. An executed copy of this Letter delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Letter.

(d)

The Company agrees to keep confidential the terms of this Letter and shall not disclose them to any third party except as required by applicable law or stock exchange requirements or to its professional advisers, financing parties and/or the Target on a confidential basis.

(e)

This Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns, and nothing in this Letter, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Letter; provided, however, that this Letter is intended to be for the benefit of the Target and any of its provisions may be enforced by the Target. No party hereto may

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assign this Letter, any right to damages for breach of this Letter or any of its rights or interests or delegate any of its obligations under this Letter, in whole or in part, by operation of law, by Transfer or otherwise, without the prior written consent of the other parties hereto not seeking to assign this Letter, and any attempted or purported assignment or delegation in violation of this Paragraph 10(e) shall be null and void.

(f)

Each of the parties hereto acknowledges and agrees that if, for any reason, any of the provisions of this Letter are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each party hereto agrees that, in addition to any other available remedies a party hereto may have in equity or at law, each party hereto shall be entitled to enforce specifically the terms and provisions of this Letter and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Letter without the necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Letter, no party hereto shall allege, and each party hereto hereby waives the defense, that there is an adequate remedy at law. Notwithstanding anything to the contrary in this Letter, in no event shall any Shareholder or any of its Affiliates or Representatives (acting solely in their capacities as such) have any monetary liability relating to or arising out of this Letter or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied and damages based on loss of the economic benefit of the transactions contemplated by this Letter to the stockholders of the Target), other than, solely with respect to such Shareholder, in respect of damages directly resulting solely and directly from such Shareholder’s Willful and Material Breach of this Letter, subject in all cases to the aggregate limitation on monetary damages set forth in the Merger Agreement. For the avoidance of doubt, nothing in this Section 10(f) shall limit any party’s right to seek or obtain specific performance or injunctive relief pursuant to this Section 10(f).

(g)

This Letter may be amended or otherwise modified only by a written instrument duly executed and delivered by all of the parties hereto. The conditions to each of the respective parties’ obligations contemplated by this Letter are for the sole benefit of such party and may be waived by such party. Any party hereto may, to the extent permitted by applicable law, waive any provision of this Letter in whole or in part; provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the party against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder or under applicable law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(h)

Notwithstanding anything herein to the contrary, in no event shall any Shareholder have any responsibility for, or any liability resulting from or arising out of, the acts, omissions, representations, warranties or covenants of any other Shareholder, in each case, under or otherwise in connection with this Letter or the performance of any other Shareholder’s obligations hereunder.

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(i)	As used herein, the following terms have the respective meanings set forth below:

A.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” and the correlative meanings of the terms “controlled by” and “under common control with,” as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

B.	“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in New York, New York are required or authorized by law to close.

C.	“Encumbrance” means any pledge, lien, charge, option, hypothecation, mortgage, security interest or other similar encumbrance.

D.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or other entity of any kind or nature.

E.

“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.

F.

“Representative” means, with respect to any Person, any director, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee (including any officer), consultant, investment banker, financial advisor, legal counsel, attorney-in-fact, accountant or other advisor, agent or other representative of such Person, in each case, acting in its capacity as such.

G.

“Willful and Material Breach” means a deliberate act or a deliberate failure to act, taken or not taken with the actual knowledge that such act or failure to act would, or would reasonably be expected to, result in or constitute a material breach of this Letter, regardless of whether breaching was the object of the act or failure to act.

*****

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Please countersign and return to us a copy of this Letter indicating your acknowledgement and confirmation of the same.

Yours faithfully,

By Mr. Sachin Gupta

By Mrs. Rekha Jhunjhunwala

For and on behalf of Aryaman Jhunjhunwala Discretionary Trust

Name:
Title:

For and on behalf of Nishtha Jhunjhunwala Discretionary Trust

Name:
Title:

For and on behalf of Aryavir Jhunjhunwala Discretionary Trust

Name:
Title:

By Mr. Joseph Charles Benardello

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We acknowledge and agree to the above.

For and on behalf of Inventurus Knowledge Solutions Limited

Name:
Title:

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EXHIBIT A

Name of Shareholder	No. of Shares Owned
Mr. Sachin Gupta	17,559,879
Rekha Jhunjhunwala	390,478
Aryaman Jhunjhunwala Discretionary Trust	28,091,965
Nishtha Jhunjhunwala Discretionary Trust	28,091,965
Aryavir Jhunjhunwala Discretionary Trust	28,091,965
Mr. Joseph Charles Benardello	4,377,137

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Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 23, 2026, is entered into by and between TruBridge, Inc., a Delaware corporation (the “Company”), one the one hand, and Pinetree Capital Ltd. and L6 Holdings Inc. (collectively, the “Stockholders”, and each, a “Stockholder”), on the other hand. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”), and, solely for the limited purposes as set forth therein, Inventurus Knowledge Solutions Limited, an Indian publicly listed company, have entered into an Agreement and Plan of Merger (as may be amended from time to time in accordance with its terms, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent, subject to the terms and conditions set forth therein;

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of Company Common Stock set forth opposite such Stockholder’s name on Exhibit A (together with any shares of Company Common Stock subsequently acquired by such Stockholder, the “Owned Shares”);

WHEREAS, the Stockholders and the Company previously entered into that certain Cooperation Agreement, dated as of January 7, 2026 (the “Cooperation Agreement”), which the parties hereto desire to be terminated effective immediately prior to the consummation of the Merger;

WHEREAS, it is anticipated that, at the Effective Time, the Owned Shares shall be canceled under the Merger Agreement and shall be treated in the manner set forth in the Merger Agreement; and

WHEREAS, as a condition to the Company entering into the Merger Agreement, and as an inducement and in consideration therefor, the Company has requested that each Stockholder agrees, and each Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders and the Company hereby agree as follows:

1. Agreement to Vote.

(a) From and after the date hereof until the Termination Time (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement or any of the transactions contemplated by the Merger Agreement, including the Merger, is sought, each Stockholder agrees to, and agrees to cause its Affiliates (it being understood that, for purposes of this Agreement, no Stockholder shall be deemed an Affiliate of the Company and the Company shall not be deemed an Affiliate of either Stockholder, and that this term shall refer only to Affiliates controlling or controlled by the applicable Stockholder) to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of its and their respective Owned Shares owned as of the applicable record date in respect of such meeting (or, as applicable, date of the consents) and then entitled to vote as follows: (i) in favor of (“for”) (A) the Merger and the adoption of the Merger Agreement, (B) each of the other actions contemplated by the Merger Agreement, and (C) the adjournment of any meeting of the Company’s stockholders in accordance with Section 8.3 of the Merger Agreement, and (ii) against any Acquisition Proposal (clauses (i) and (ii) collectively, the “Supported Matters”). Each Stockholder shall cause all of its Owned Shares owned as of the applicable record date and then entitled to vote to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the Supported Matters are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, neither Stockholder has any obligation to vote its Owned Shares in any particular manner under this Agreement and, with respect to such other matters (other than the Supported Matters), each Stockholder shall be entitled to vote its Owned Shares in its sole discretion. Notwithstanding anything to the contrary in this Agreement, if at any time on or after the date hereof and prior to the Termination Time, a Governmental Entity enters an Order restraining, enjoining or otherwise prohibiting either Stockholder from taking any action pursuant to this Section 1, then the obligations of such Stockholder set forth in this Section 1 to take such action shall be of no force and effect for so long as such Order is in effect solely to the extent such Order restrains, enjoins or otherwise prohibits such Stockholder from taking any such action. Each Stockholder further agrees not to commence or participate in, and to take all actions necessary that are reasonably within its control to opt out of any class in any class action with respect to, any action or claim, derivative or otherwise, against the Company or any of its successors or assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

(b) In furtherance of the foregoing, each Stockholder hereby irrevocably appoints the Company and any designee of the Company, and each of them individually, as such Stockholder’s proxy (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote, or cause to be voted (including by proxy), all of the Owned Shares in favor of the Supported Matters at any meeting of the stockholders of the Company at which the Supported Matters are to be considered, solely to the extent such Stockholder has not already so voted (by execution and submission of the Company’s proxy card prior to such meeting) such Owned Shares at such meeting in accordance with this Agreement by the date that is two (2) Business Days prior to the date of the applicable meeting. This proxy shall be valid and irrevocable until the Termination Time. This proxy is coupled with an interest and, until the Termination Time, shall be irrevocable to the fullest extent permitted by law.

2. Termination. This Agreement shall terminate without further action upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) with the prior written consent of Parent, the mutual written agreement of the parties hereto to terminate this Agreement, (d) a Change of Recommendation effected by the Company Board in accordance with the Merger Agreement, (e) any amendment

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to, or modification or waiver of any provision of, the Merger Agreement that (i) decreases the amount or changes the form of the merger consideration payable to the stockholders of the Company, or (ii) amends any other term or condition of the Merger Agreement in a manner that is materially adverse to the Stockholders’ rights under the Merger Agreement, (f) the receipt of the Requisite Company Vote or (g) the Outside Date (such earliest date being referred to herein as the “Termination Time”). Upon the termination of this Agreement, no party shall have any further obligations or liabilities hereunder, and the representations, warranties and covenants contained herein shall not survive such termination; provided that the provisions set forth in this Section 2, Section 6 and Sections 10 through 24 shall survive the termination of this Agreement; and provided, further, that, subject to the provisions of Section 10.5 of the Merger Agreement and Section 19(b) of this Agreement, the termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s willful and material breach of this Agreement prior to the Termination Time.

3. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company, severally and not jointly, with respect to such Stockholder, as of the date of this Agreement as follows:

(a) Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Such Stockholder has the requisite corporate or other entity power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable entity bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) No Conflicts; Consents.

(i) The execution and delivery of, compliance with and performance by such Stockholder of this Agreement do not and will not (A) conflict with or violate any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (B) conflict with or violate any Laws applicable to such Stockholder, or (C) result in a breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default or a breach) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance (other than as permitted by this Agreement) on any of such Stockholder’s Owned Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, order, judgment or decree to which such Stockholder is a party or by which such Stockholder is bound, except in the case of clauses (B) and (C) above, for any such breach, default, termination, amendment, acceleration, cancellation or encumbrance that would not restrict, prohibit, impede or materially delay the performance by such Stockholder of its obligations under this Agreement.

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(ii) Other than the filing of any required reports with the SEC, no authorization, consent, Order, License or approval of, or registration, declaration, notice or filing with, any Governmental Entity or any other Person, is necessary in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impede or materially delay the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.

(c) Ownership of Shares. Except for pledges to prime brokers in the ordinary course of business that do not consist of voting rights and do not otherwise interfere with such Stockholder’s performance of its obligations hereunder, (i) such Stockholder has sole (or shared with its Affiliates) voting power and sole (or shared with its Affiliates) dispositive power with respect to all of such Stockholder’s Owned Shares, free and clear of any Encumbrance, except pursuant to applicable federal securities Laws, and (ii) none of such Stockholder’s Owned Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Owned Shares.

(d) Total Shares. Except for such Stockholder’s Owned Shares set forth on Exhibit A, as of the date hereof, such Stockholder does not own, of record or beneficially, any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible or exchangeable into or exercisable for any shares of such capital stock or voting securities of the Company, or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible or exchangeable into or exercisable for capital stock or voting securities of the Company.

(e) Reliance by the Company. Such Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(f) No Litigation. There is no Proceeding pending that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by such Stockholder of its obligations under this Agreement. To the knowledge of such Stockholder, no inquiry or investigation is (i) pending against such Stockholder or Proceeding threatened against any other Person, or (ii) threatened against such Stockholder or any other Person, in each case of (i) or (ii), that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by such Stockholder of its obligations under this Agreement.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders as follows: The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority and has taken all corporate or other similar action necessary (including approval by the Company Board) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof, and no other action by the Company or vote of holders of any class of the capital stock of the Company is necessary to authorize the execution and delivery of, compliance with and performance by the Company of this Agreement. This Agreement has been duly authorized and approved by a majority of the directors of the Company not affiliated with the Stockholders. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the

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Company in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, do not violate, conflict with, result in the breach of, or constitute a default of, as applicable: (A) any applicable Law to which the Company is subject; (B) any charter, bylaw or other organizational document of the Company; or (C) any Contract to which the Company is a party, except in the case of clauses (B) and (C) above, for any such breach, default, termination, amendment, acceleration, cancellation or encumbrance that would not restrict, prohibit, impede or materially delay the performance by the Company of its obligations under this Agreement.

5. Stockholder Capacity. This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall prohibit, restrict or limit the ability of such Stockholder or any Affiliate or Representative of such Stockholder who is a director, officer or employee of the Company to take any action (or fail to take any action) in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders, in each case, including with respect to the Merger, the Merger Agreement and the transactions contemplated thereby. No action taken (or omitted to be taken) in any such capacity as a director, officer or employee of the Company shall be deemed to constitute a breach of this Agreement.

6. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives, to the maximum extent of the Law, and agrees not to assert, any appraisal rights under Section 262 of the DGCL, with respect to all of such Stockholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement.

7. No Proxies for or Encumbrance on Shares.

(a) Neither Stockholder shall, directly or indirectly, without the prior written consent of the Company and Parent, (i) grant any proxies (other than to the Company’s designees on its proxy card or such Stockholder’s broker, in either case, consistent with Section 1(a), and the Company as contemplated by Section 1(b)), powers of attorney or other such authorization, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Owned Shares, (ii) offer for sale, sell (constructively or otherwise), pledge, transfer, assign, gift, tender in any tender or exchange offer, grant, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”), or enter into any contract, option or other arrangement with respect to the Transfer of, any Owned Shares, or any interest therein, (iii) knowingly take any action that would have the effect of preventing or delaying such Stockholder from performing any of its obligations under this Agreement, or (iv) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iii).

(b) Notwithstanding anything to the contrary in this Agreement, each Stockholder may effect a Transfer of any Owned Shares to a Permitted Transferee of such Stockholder; provided, that such Stockholder, prior to and as a condition to the effectiveness of such Transfer, causes each such Permitted Transferee to execute a counterpart signature page to this Agreement and deliver the same to the Company and Parent, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be legally bound by, this Agreement with respect to the Owned Shares that are the subject of such Transfer. “Third Party” means any person that is not (i) a party to this Agreement or a substantially similar agreement, (ii) a member of the board of directors of the Company, (iii) an officer of

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the Company or (iv) an Affiliate of any party to this Agreement. “Permitted Transferee” means, with respect to a Stockholder, (A) any Third Party to which the Company and Parent have consented to in writing in advance, not to be unreasonably withheld, conditioned or delayed, (B) an Affiliate of such Stockholder, or (C) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only such Stockholder, or one or more of its Affiliates.

(c) Any Transfer of Owned Shares not effected in accordance with the terms and conditions of this Section 7 shall be null and void ab initio.

(d) For the avoidance of doubt, the fact that any Owned Shares are held in a margin account or pledged pursuant to the terms thereof shall not be deemed a breach or violation of this Agreement or any representation, warranty or covenant contained herein.

8. Proxy Statement. Each Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement such Stockholder’s identity and beneficial ownership of the Owned Shares and the nature of such Stockholder’s commitments under this Agreement. Each Stockholder may disclose the nature of its obligations under this Agreement in, and include this Agreement as an exhibit to, any Schedule 13D (or amendment thereto) required to be filed by such Stockholder with the SEC.

9. Acquisition of Additional Shares. During the term of this Agreement, to the extent either Stockholder or its Affiliates directly or indirectly actually acquire additional shares of Company Common Stock after the date hereof (other than pursuant to a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction), all of which shall be considered Owned Shares and be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof; provided, that, in the event of a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, the term “Owned Shares” shall be automatically deemed to refer to and include such shares of Company Common Stock acquired by such Stockholder or any Affiliate thereof as a result thereof.

10. Further Assurances. From time to time, at the Company’s reasonable request, each Stockholder agrees to take all such further actions as may be reasonably necessary to effect the actions contemplated by this Agreement.

11. Notices. All notices and other communications given or made hereunder by one party to this Agreement to another party to this Agreement shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email; provided, that, any email transmission is promptly confirmed by a responsive electronic communication by the recipient thereof or receipt is otherwise clearly evidenced (excluding out-of-office replies or other automatically generated responses) or is followed up within one (1) Business Day after such email by dispatch pursuant to one of the methods described in the foregoing clauses (a) and (b) of this Section 11. Such communications must be sent to the respective parties at the following street addresses or email addresses (or at such street address or email address previously made

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available or at such other street address or email address for a party as shall be specified for such purpose in a notice given in accordance with this Section 11) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 11 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):

if to the Company, to the address set forth in the Merger Agreement; and

if to either Stockholder, to the address set forth on the Stockholders’ signature page hereto.

12. Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa. Words importing the masculine gender shall include the feminine and neuter genders and vice versa. Whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation.” The words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” The word “shall” denotes a directive and obligation, and not an option, and the word “will” shall be construed to have the same meaning and effect as the word “shall.” All accounting terms not expressly defined in this Agreement shall have the meanings given to them under GAAP. Whenever the word “transfer” is used, it shall be deemed to be followed by the words “including, if applicable, pursuant to the division of a limited liability company, limited partnership or other entity.” The rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things. The word “or” shall not be exclusive. When calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-business day, the period in question shall end on the next business day or if any action must be taken hereunder on or by a day that is not a business day, then such action may be validly taken on or by the next day that is a business day and references to a number of days shall refer to calendar days unless business days are specified. All references to any (i) statute include the rules and regulations promulgated thereunder and all applicable, guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Entity, and (ii) Law shall be a reference to such Law as amended, modified, supplemented, re-enacted, consolidated or replaced as of the date of this Agreement. The parties have jointly negotiated and drafted this Agreement and if an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The representations, warranties and covenants of the Stockholders hereunder are made severally, solely with respect to each Stockholder, and not on a joint and several basis among the Stockholders.

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13. Entire Agreement. This Agreement (together with the exhibits, schedules and annexes hereto), the Merger Agreement and the other transaction documents contemplated hereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters. Effective as of immediately prior to the consummation of the Merger, without any further action by any Person, the Cooperation Agreement shall automatically terminate, notwithstanding anything to the contrary contained therein, and shall no longer be of any force or effect.

14. Company Acknowledgement; Cooperation Agreement. The Company acknowledges and agrees that it has approved this Agreement and the Stockholders’ voting and other obligations herein and hereby waives the Stockholders’ obligations under the Cooperation Agreement solely to the extent necessary to permit the Stockholders to enter into and comply with the terms of this Agreement.

15. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company, Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholders. Neither the Company, Parent nor Merger Sub shall have any authority to exercise any power or authority to direct either Stockholder in the voting of any of the Owned Shares, except as otherwise provided in this Agreement.

16. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns, and, except as permitted by this Agreement, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that this Agreement is intended to be for the benefit of Parent and Merger Sub and any of its provisions may be enforced by Parent or Merger Sub, subject to the limitations set forth herein.

17. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and all Proceedings against any other party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction or the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction. Each of the parties agrees that: (i) it shall bring any Proceeding against any other party in connection with, arising out of or otherwise relating to this Agreement exclusively in the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) (provided, that, if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware) (the “Chosen Courts”); and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 11 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof, and (E) it shall not assert as a

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defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 17 or that any order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. Each party acknowledges and agrees that any Proceeding against any other party which may be connected with, arise out of or otherwise relate to this Agreement is expected to involve complicated and difficult issues, and therefore each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury with respect to any such Proceeding. Each party hereby acknowledges and certifies that (i) no Representative of the other parties has represented, expressly or otherwise, that such other parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily, and (iv) it has been induced to enter into this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 17.

18. Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns. No party may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of law, by Transfer or otherwise, without the prior written consent of the other parties not seeking to assign this Agreement, and any attempted or purported assignment or delegation in violation of this Section 18 shall be null and void; provided, that, either Stockholder may Transfer any or all of its Owned Shares, together with its rights and obligations under this Agreement in respect of such Transferred Owned Shares, in accordance with Section 7(b) hereof.

19. Enforcement; Limitation on Monetary Liability.

(a) Each of the parties acknowledges and agrees that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies a party may have in equity or at law, each party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 17, without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

(b) Notwithstanding anything to the contrary in this Agreement, in no event shall either Stockholder or any of its Affiliates or Representatives (acting solely in their capacities as such) have any monetary liability relating to or arising out of this Agreement or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied and damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company), other than, solely with respect to such Stockholder, in respect of damages directly resulting solely and directly from such Stockholder’s Willful and Material Breach of this Agreement. For the avoidance of doubt, nothing in this Section 19(b) shall limit any party’s right to seek or obtain specific performance or injunctive relief pursuant to Section 19(a).

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20. Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the parties hereto, each acting reasonably and in good faith, shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

21. Counterparts. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and (b) shall become effective when each party shall have received one or more counterparts hereof signed by each of the other parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

22. Amendment. This Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by the parties hereto. Any party may, to the extent permitted by applicable law, waive any provision of this Agreement in whole or in part; provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

23. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all reasonable and documented out-of-pocket costs, fees and expenses incurred by the Stockholders in connection with this Agreement (including the negotiation thereof) and the transactions contemplated by this Agreement shall be paid by the Company; provided, that the aggregate amount paid therefor by the Company shall not exceed $25,000. All other costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the party incurring such costs, fees and expenses.

24. Headings. The headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the undersigned have caused this Voting and Support Agreement to be executed and delivered as of the date first written above.

STOCKHOLDERS

Pinetree Capital Ltd.

By:	/s/ Damien Leonard
Name:	Damien Leonard
Title:	President

L6 Holdings Inc.

By:	/s/ Damien Leonard
Name:	Damien Leonard
Title:	Managing Director

Email Address and Address for notice purposes:

c/o Pinetree Capital Ltd. 49 Leuty Avenue
Toronto, A6, M4E 2R2
Attention: Damien Leonard
Email: [personal information redacted]

with a copy (which shall not constitute notice) to:

Olshan Frome Wolosky LLP 1325 Avenue of the Americas
New York, NY 10019
Attention: Andrew M. Freedman
Ian Engoron
Email: afreedman@olshanlaw.com iengoron@olshanlaw.com

COMPANY

TRUBRIDGE, INC.

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	President and Chief Executive Officer

EXHIBIT A

Record or Beneficial Owner	No. of Shares Owned
L6 Holdings Inc.	2,130,000
Pinetree Capital Ltd.	850,000

Exhibit 10.2

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 23, 2026, is entered into by and between TruBridge, Inc., a Delaware corporation (the “Company”), and Ocho Investments LLC (the “Stockholder”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”), and, solely for the limited purposes as set forth therein, Inventurus Knowledge Solutions Limited, an Indian publicly listed company, have entered into an Agreement and Plan of Merger (as may be amended from time to time in accordance with its terms, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent, subject to the terms and conditions set forth therein;

WHEREAS, as of the date hereof, the Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of Company Common Stock set forth opposite the Stockholder’s name on Exhibit A (together with any shares of Company Common Stock subsequently acquired by the Stockholder, the “Owned Shares”);

WHEREAS, the Stockholder and the Company previously entered into that certain Cooperation Agreement, dated as of February 11, 2025 (the “Cooperation Agreement”), which the parties hereto desire to be terminated effective immediately prior to the consummation of the Merger;

WHEREAS, it is anticipated that, at the Effective Time, the Owned Shares shall be canceled under the Merger Agreement and shall be treated in the manner set forth in the Merger Agreement; and

WHEREAS, as a condition to the Company entering into the Merger Agreement, and as an inducement and in consideration therefor, the Company has requested that the Stockholder agrees, and the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and the Company hereby agree as follows:

1. Agreement to Vote.

(a) From and after the date hereof until the Termination Time (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement or any of the transactions contemplated by the Merger Agreement, including the Merger, is sought, the

Stockholder agrees to, and agrees to cause its Affiliates (it being understood that, for purposes of this Agreement, the Stockholder shall not be deemed an Affiliate of the Company and the Company shall not be deemed an Affiliate of the Stockholder, and that this term shall refer only to Affiliates controlling or controlled by the Stockholder) to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of its and their respective Owned Shares owned as of the applicable record date in respect of such meeting (or, as applicable, date of the consents) and then entitled to vote as follows: (i) in favor of (“for”) (A) the Merger and the adoption of the Merger Agreement, (B) each of the other actions contemplated by the Merger Agreement, and (C) the adjournment of any meeting of the Company’s stockholders in accordance with Section 8.3 of the Merger Agreement, and (ii) against any Acquisition Proposal (clauses (i) and (ii) collectively, the “Supported Matters”). The Stockholder shall cause all of its Owned Shares owned as of the applicable record date and then entitled to vote to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the Supported Matters are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder has no obligation to vote its Owned Shares in any particular manner under this Agreement and, with respect to such other matters (other than the Supported Matters), the Stockholder shall be entitled to vote its Owned Shares in its sole discretion. Notwithstanding anything to the contrary in this Agreement, if at any time on or after the date hereof and prior to the Termination Time, a Governmental Entity enters an Order restraining, enjoining or otherwise prohibiting the Stockholder from taking any action pursuant to this Section 1, then the obligations of the Stockholder set forth in this Section 1 to take such action shall be of no force and effect for so long as such Order is in effect solely to the extent such Order restrains, enjoins or otherwise prohibits the Stockholder from taking any such action. The Stockholder further agrees not to commence or participate in, and to take all actions necessary that are reasonably within its control to opt out of any class in any class action with respect to, any action or claim, derivative or otherwise, against the Company or any of its successors or assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

(b) In furtherance of the foregoing, the Stockholder hereby irrevocably appoints the Company and any designee of the Company, and each of them individually, as the Stockholder’s proxy (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote, or cause to be voted (including by proxy), all of the Owned Shares in favor of the Supported Matters at any meeting of the stockholders of the Company at which the Supported Matters are to be considered, solely to the extent the Stockholder has not already so voted (by execution and submission of the Company’s proxy card prior to such meeting) such Owned Shares at such meeting in accordance with this Agreement by the date that is two (2) Business Days prior to the date of the applicable meeting. This proxy shall be valid and irrevocable until the Termination Time. This proxy is coupled with an interest and, until the Termination Time, shall be irrevocable to the fullest extent permitted by law.

2. Termination. This Agreement shall terminate without further action upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) with the prior written consent of Parent, the mutual written agreement of the parties hereto to terminate this Agreement, (d) a Change of Recommendation effected by the Company Board in accordance with the Merger Agreement, (e) any amendment to, or modification or waiver of any provision of, the Merger Agreement that (i) decreases the amount or changes the form of the merger consideration payable to the stockholders of the

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Company, or (ii) amends any other term or condition of the Merger Agreement in a manner that is materially adverse to the Stockholder’s rights under the Merger Agreement, (f) the receipt of the Requisite Company Vote or (g) the Outside Date (such earliest date being referred to herein as the “Termination Time”). Upon the termination of this Agreement, no party shall have any further obligations or liabilities hereunder, and the representations, warranties and covenants contained herein shall not survive such termination; provided that the provisions set forth in this Section 2, Section 6 and Sections 10 through 24 shall survive the termination of this Agreement; and provided, further, that, subject to the provisions of Section 10.5 of the Merger Agreement and Section 19(b) of this Agreement, the termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s willful and material breach of this Agreement prior to the Termination Time.

3. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as of the date of this Agreement as follows:

(a) Authority. The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The Stockholder has the requisite corporate or other entity power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable entity bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) No Conflicts; Consents.

(i) The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (A) conflict with or violate any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (B) conflict with or violate any Laws applicable to the Stockholder, or (C) result in a breach of or constitute a default (or an event that, with notice or lapse of time or both, would become a default or a breach) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance (other than as permitted by this Agreement) on any of the Stockholder’s Owned Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, order, judgment or decree to which the Stockholder is a party or by which the Stockholder is bound, except in the case of clauses (B) and (C) above, for any such breach, default, termination, amendment, acceleration, cancellation or encumbrance that would not restrict, prohibit, impede or materially delay the performance by the Stockholder of its obligations under this Agreement.

(ii) Other than the filing of any required reports with the SEC, no authorization, consent, Order, License or approval of, or registration, declaration, notice or filing with, any Governmental Entity or any other Person, is necessary in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impede or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

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(c) Ownership of Shares. Except for pledges to prime brokers in the ordinary course of business that do not consist of voting rights and do not otherwise interfere with the Stockholder’s performance of its obligations hereunder, (i) the Stockholder has sole (or shared with its Affiliates) voting power and sole (or shared with its Affiliates) dispositive power with respect to all of the Stockholder’s Owned Shares, free and clear of any Encumbrance, except pursuant to applicable federal securities Laws, and (ii) none of the Stockholder’s Owned Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Owned Shares.

(d) Total Shares. Except for the Stockholder’s Owned Shares set forth on Exhibit A, as of the date hereof, the Stockholder does not own, of record or beneficially, any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible or exchangeable into or exercisable for any shares of such capital stock or voting securities of the Company, or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible or exchangeable into or exercisable for capital stock or voting securities of the Company.

(e) Reliance by the Company. The Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

(f) No Litigation. There is no Proceeding pending that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by the Stockholder of its obligations under this Agreement. To the knowledge of the Stockholder, no inquiry or investigation is (i) pending against the Stockholder or Proceeding threatened against any other Person, or (ii) threatened against the Stockholder or any other Person, in each case of (i) or (ii), that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the performance by the Stockholder of its obligations under this Agreement.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows: The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority and has taken all corporate or other similar action necessary (including approval by the Company Board) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof, and no other action by the Company or vote of holders of any class of the capital stock of the Company is necessary to authorize the execution and delivery of, compliance with and performance by the Company of this Agreement. This Agreement has been duly authorized and approved by a majority of the directors of the Company not affiliated with the Stockholder. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, do not violate, conflict with, result in the breach of, or constitute a default of, as applicable: (A) any applicable Law to which the Company is subject; (B) any charter, bylaw or other organizational document of the Company; or (C) any Contract to which the Company is a party, except in the case of clauses (B) and (C) above, for any such breach, default, termination, amendment, acceleration, cancellation or encumbrance that would not restrict, prohibit, impede or materially delay the performance by the Company of its obligations under this Agreement.

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5. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall prohibit, restrict or limit the ability of the Stockholder or any Affiliate or Representative of the Stockholder who is a director, officer or employee of the Company to take any action (or fail to take any action) in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders, in each case, including with respect to the Merger, the Merger Agreement and the transactions contemplated thereby. No action taken (or omitted to be taken) in any such capacity as a director, officer or employee of the Company shall be deemed to constitute a breach of this Agreement.

6. Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives, to the maximum extent of the Law, and agrees not to assert, any appraisal rights under Section 262 of the DGCL, with respect to all of the Stockholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement.

7. No Proxies for or Encumbrance on Shares.

(a) The Stockholder shall not, directly or indirectly, without the prior written consent of the Company and Parent, (i) grant any proxies (other than to the Company’s designees on its proxy card or the Stockholder’s broker, in either case, consistent with Section 1(a), and the Company as contemplated by Section 1(b)), powers of attorney or other such authorization, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Owned Shares, (ii) offer for sale, sell (constructively or otherwise), pledge, transfer, assign, gift, tender in any tender or exchange offer, grant, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”), or enter into any contract, option or other arrangement with respect to the Transfer of, any Owned Shares, or any interest therein, (iii) knowingly take any action that would have the effect of preventing or delaying the Stockholder from performing any of its obligations under this Agreement, or (iv) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iii).

(b) Notwithstanding anything to the contrary in this Agreement, the Stockholder may effect a Transfer of any Owned Shares to a Permitted Transferee of the Stockholder; provided, that the Stockholder, prior to and as a condition to the effectiveness of such Transfer, causes each such Permitted Transferee to execute a counterpart signature page to this Agreement and deliver the same to the Company and Parent, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be legally bound by, this Agreement with respect to the Owned Shares that are the subject of such Transfer. “Third Party” means any person that is not (i) a party to this Agreement or a substantially similar agreement, (ii) a member of the board of directors of the Company, (iii) an officer of the Company or (iv) an Affiliate of any party to this Agreement. “Permitted Transferee” means, with respect to the Stockholder, (A) any Third Party to which the Company and Parent have consented to in writing in advance, not to be unreasonably withheld, conditioned or delayed, (B) an Affiliate of the Stockholder, or (C) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Stockholder, or one or more of its Affiliates.

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(c) Any Transfer of Owned Shares not effected in accordance with the terms and conditions of this Section 7 shall be null and void ab initio.

(d) For the avoidance of doubt, the fact that any Owned Shares are held in a margin account or pledged pursuant to the terms thereof shall not be deemed a breach or violation of this Agreement or any representation, warranty or covenant contained herein.

8. Proxy Statement. The Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement the Stockholder’s identity and beneficial ownership of the Owned Shares and the nature of the Stockholder’s commitments under this Agreement. The Stockholder may disclose the nature of its obligations under this Agreement in, and include this Agreement as an exhibit to, any Schedule 13D (or amendment thereto) required to be filed by the Stockholder with the SEC.

9. Acquisition of Additional Shares. During the term of this Agreement, to the extent the Stockholder or its Affiliates directly or indirectly actually acquire additional shares of Company Common Stock after the date hereof (other than pursuant to a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction), all of which shall be considered Owned Shares and be subject to the terms of this Agreement as though owned by the Stockholder on the date hereof; provided, that, in the event of a stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, the term “Owned Shares” shall be automatically deemed to refer to and include such shares of Company Common Stock acquired by the Stockholder or any Affiliate thereof as a result thereof.

10. Further Assurances. From time to time, at the Company’s reasonable request, the Stockholder agrees to take all such further actions as may be reasonably necessary to effect the actions contemplated by this Agreement.

11. Notices. All notices and other communications given or made hereunder by one party to this Agreement to the other party to this Agreement shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email; provided, that, any email transmission is promptly confirmed by a responsive electronic communication by the recipient thereof or receipt is otherwise clearly evidenced (excluding out-of-office replies or other automatically generated responses) or is followed up within one (1) Business Day after such email by dispatch pursuant to one of the methods described in the foregoing clauses (a) and (b) of this Section 11. Such communications must be sent to the respective parties at the following street addresses or email addresses (or at such street address or email address previously made available or at such other street address or email address for a party as shall be specified for such purpose in a notice given in accordance with this Section 11) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 11 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):

if to the Company, to the address set forth in the Merger Agreement; and

if to the Stockholder, to the address set forth on the Stockholder’s signature page hereto.

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12. Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa. Words importing the masculine gender shall include the feminine and neuter genders and vice versa. Whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation.” The words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” The word “shall” denotes a directive and obligation, and not an option, and the word “will” shall be construed to have the same meaning and effect as the word “shall.” All accounting terms not expressly defined in this Agreement shall have the meanings given to them under GAAP. Whenever the word “transfer” is used, it shall be deemed to be followed by the words “including, if applicable, pursuant to the division of a limited liability company, limited partnership or other entity.” The rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things. The word “or” shall not be exclusive. When calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-business day, the period in question shall end on the next business day or if any action must be taken hereunder on or by a day that is not a business day, then such action may be validly taken on or by the next day that is a business day and references to a number of days shall refer to calendar days unless business days are specified. All references to any (i) statute include the rules and regulations promulgated thereunder and all applicable, guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Entity, and (ii) Law shall be a reference to such Law as amended, modified, supplemented, re-enacted, consolidated or replaced as of the date of this Agreement. The parties have jointly negotiated and drafted this Agreement and if an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

13. Entire Agreement. This Agreement (together with the exhibits, schedules and annexes hereto), the Merger Agreement and the other transaction documents contemplated hereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters. Effective as of immediately prior to the consummation of the Merger, without any further action by any Person, the Cooperation Agreement shall automatically terminate, notwithstanding anything to the contrary contained therein, and shall no longer be of any force or effect.

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14. Company Acknowledgement; Cooperation Agreement. The Company acknowledges and agrees that it has approved this Agreement and the Stockholder’s voting and other obligations herein and hereby waives the Stockholder’s obligations under the Cooperation Agreement solely to the extent necessary to permit the Stockholder to enter into and comply with the terms of this Agreement.

15. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company, Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder. Neither the Company, Parent nor Merger Sub shall have any authority to exercise any power or authority to direct the Stockholder in the voting of any of the Owned Shares, except as otherwise provided in this Agreement.

16. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns, and, except as permitted by this Agreement, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that this Agreement is intended to be for the benefit of Parent and Merger Sub and any of its provisions may be enforced by Parent or Merger Sub, subject to the limitations set forth herein.

17. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and all Proceedings against any other party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction or the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction. Each of the parties agrees that: (i) it shall bring any Proceeding against any other party in connection with, arising out of or otherwise relating to this Agreement exclusively in the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) (provided, that, if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware) (the “Chosen Courts”); and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 11 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof, and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 17 or that any order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. Each party acknowledges and agrees that any Proceeding against any other party which may be connected with, arise out of or otherwise relate to this Agreement is expected to involve complicated and difficult issues, and therefore each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury with respect to any such Proceeding. Each party hereby acknowledges and certifies that

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(i) no Representative of the other parties has represented, expressly or otherwise, that such other parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily, and (iv) it has been induced to enter into this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 17.

18. Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns. No party may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of law, by Transfer or otherwise, without the prior written consent of the other parties not seeking to assign this Agreement, and any attempted or purported assignment or delegation in violation of this Section 18 shall be null and void; provided, that, the Stockholder may Transfer any or all of the Owned Shares, together with its rights and obligations under this Agreement in respect of such Transferred Owned Shares, in accordance with Section 7(b) hereof.

19. Enforcement; Limitation on Monetary Liability.

(a) Each of the parties acknowledges and agrees that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies a party may have in equity or at law, each party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 17, without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

(b) Notwithstanding anything to the contrary in this Agreement, in no event shall the Stockholder or any of its Affiliates or Representatives (acting solely in their capacities as such) have any monetary liability relating to or arising out of this Agreement or the transactions contemplated hereby (including monetary damages in lieu of specific performance or other equitable relief to the extent specific performance or such other equitable relief is denied and damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company), other than, solely with respect to the Stockholder, in respect of damages directly resulting solely and directly from the Stockholder’s Willful and Material Breach of this Agreement. For the avoidance of doubt, nothing in this Section 19(b) shall limit any party’s right to seek or obtain specific performance or injunctive relief pursuant to Section 19(a).

20. Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the parties hereto, each acting reasonably and in good faith, shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

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21. Counterparts. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and (b) shall become effective when each party shall have received one or more counterparts hereof signed by each of the other parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

22. Amendment. This Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by the parties hereto. Any party may, to the extent permitted by applicable law, waive any provision of this Agreement in whole or in part; provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

23. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all reasonable and documented out-of-pocket costs, fees and expenses incurred by the Stockholder in connection with this Agreement (including the negotiation thereof) and the transactions contemplated by this Agreement shall be paid by the Company; provided, that the aggregate amount paid therefor by the Company shall not exceed $25,000. All other costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the party incurring such costs, fees and expenses.

24. Headings. The headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

*****

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IN WITNESS WHEREOF, the undersigned have caused this Voting and Support Agreement to be executed and delivered as of the date first written above.

STOCKHOLDER

Ocho Investments LLC

By:	/s/ Andris Upitis
Name:	Andris Upitis
Title:	Manager

Email Address and Address for notice purposes:

Ocho Investments LLC 1401 Lavaca St, PMB 40912
Austin, TX, 78701
Attention: Andris Upitis
Email: [personal information redacted]

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 787 Seventh Avenue
New York, NY 10019
Attention: Maurice Lefkort
Email: mlefkort@willkie.com

COMPANY

TRUBRIDGE, INC.

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	President and Chief Executive Officer

EXHIBIT A

Record or Beneficial Owner	No. of Shares Owned
Ocho Investments LLC	1,114,178

Exhibit 99.1

IKS Health Announces Agreement to Acquire TruBridge to Strengthen Access to Rural and Community-Based Healthcare

DALLAS, TX and MOBILE, AL – April 23, 2026 – Inventurus Knowledge Solutions, Inc. (“IKS”), the U.S. subsidiary of Inventurus Knowledge Solutions Limited (NSE: IKS) (“IKS Health”), a global leader in care enablement solutions, today announced it has entered into a definitive agreement to acquire TruBridge, Inc. (NASDAQ: TBRG) (“TruBridge”), a prominent provider of healthcare technology solutions for rural and community hospitals. This proposed strategic acquisition underscores a commitment to broaden access to high-quality care and support the clinicians and hospitals that serve communities across the United States.

Today, nearly one in five Americans face challenges accessing care. By bringing together IKS Health’s comprehensive care enablement capabilities that serve a range of healthcare organizations with TruBridge’s deep expertise in supporting rural and community hospitals through revenue cycle management and electronic health record (EHR) solutions, the combined healthcare technology company is expected to strengthen local healthcare systems, and enable patients to receive essential care closer to home while also enhancing care delivery across the ambulatory and acute care continuum.

Post closing, the combined company will deliver continuous improvement and connected workflows to the core of rural healthcare and to medical groups overall, combining agentic artificial intelligence (AI) with human-in-the-loop expertise to proactively address complex operational challenges. As the platform incorporates a broader range of clinical and financial data, it is designed to become increasingly intelligent and efficient. This growing intelligence, reinforced by human insight, is anticipated to ensure community hospitals and medical groups have the financial resilience and advanced support needed to focus on the health of their patients.

“By welcoming TruBridge, IKS Health is extending its proven, clinician-first experience to the vital rural and community hospital market,” said Sachin K. Gupta, Founder and Global CEO of IKS Health. “This new entity supports our long-term vision of building a comprehensive care ecosystem for all types of healthcare organizations. By pairing TruBridge’s essential system of record with our AI-driven system of action, we are moving beyond simply recording data to actively solving the complex operational challenges facing providers today. The combined entity will work toward ensuring community care teams have the same access to advanced technology and financial resilience, enabling them to deliver exceptional care close to home.”

Together, the organization will bring modern revenue cycle management, predictive analytics, and advanced EHR capabilities to support more than 2,000 healthcare organizations and over 150,000 clinicians with a broad portfolio of AI-driven and human-led solutions designed to improve clinical, operational, and financial excellence.

“I am excited for TruBridge and IKS Health to combine forces and expand the focus on strengthening rural and community healthcare,” said Chris Fowler, President and CEO of TruBridge. “IKS Health shares our passion to improve provider experiences and financial results, ultimately leading to healthier lives and positive patient outcomes. It’s rewarding to know that our employees will have more ways and opportunities to deliver exceptional value to our customers and their patients.”

Under the terms of the agreement, TruBridge shareholders will receive $26.25 in cash for each share of common stock. The acquisition has been approved by the Boards of Directors of IKS Health, IKS, and TruBridge, and is expected to close during the third calendar quarter of 2026, subject to the satisfaction of customary closing conditions, including the requisite shareholder approvals and the Hart-Scott-Rodino (HSR) notification and waiting period. In connection with the transaction, TruBridge has entered into voting and support agreements with TruBridge’s largest shareholders, Pinetree Capital Ltd., L6 Holdings Inc. and Ocho Investments, LLC, who have agreed—subject to the terms of the agreements—to, among other things, vote the shares they control, representing in total approximately 27% of TruBridge’s outstanding shares of common stock, in favor of the transaction.

IKS will finance the acquisition primarily through the incurrence of new indebtedness, including a term loan underwritten by Citibank, JPMorganChase, and Deutsche Bank, which is subject to satisfaction of customary conditions (including approval of the shareholders of IKS Health).

For further information regarding the terms and conditions contained in the definitive agreement, please see TruBridge’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the acquisition.

Advisors

Solomon Partners Securities, LLC is acting as the exclusive financial advisor to TruBridge, and Sullivan & Cromwell LLP, and Maynard Nexsen PC, and Cyril Amarchand Mangaldas are acting as legal counsel. J.P. Morgan Securities LLC and Citigroup Global Markets India Private Limited are acting as financial advisors to IKS Health, and Katten Muchin Rosenman LLP and Shardul Amarchand Mangaldas & Co. are acting as legal counsel.

About IKS Health

IKS Health (NSE, BSE) reduces the administrative, clinical, and operational burdens that slow healthcare down, giving clinicians and care teams the freedom to focus on delivering exceptional care. Through its Care Enablement platform, IKS Health integrates agentic AI workflows with human expertise to create smarter, more accurate operations, better outcomes, and financially sustainable growth across the care journey. Founded in 2006 and recognized by Black Book as the top provider of AI-driven RCM services, by KLAS for performance and client satisfaction, and by Google Cloud with a DORA Award for “Augmenting Human Expertise with AI,” IKS Health partners with the largest health systems, physician groups, and specialty practices across the United States. Learn more at ikshealth.com.

Inventurus Knowledge Solutions Limited is listed on the National Stock Exchange of India Limited (NSE) and BSE Limited (BSE). {Scrip codes: NSE—IKS and BSE—544309}

About TruBridge

TruBridge (NASDAQ: TBRG) proudly supports rural and community healthcare providers in their efforts to stay strong, independent, and deeply rooted in the communities they serve. Backed by more than 45 years of healthcare experience and trusted by over 1,500 clients nationwide, TruBridge offers a mix of technology, services, and strategic expertise — including revenue cycle management (RCM), electronic health records (EHR) and analytics — all designed singularly for the realities of rural and community healthcare. With a steadfast commitment to keeping care local, TruBridge helps hospitals flourish as the economic heart of their communities, delivering high-quality, deeply personal care close to home. Learn more at trubridge.com.

Required Legal Information

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event,change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; the risk that TruBridge stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all, including approval by the shareholders of IKS as may be necessary in connection with debt financing; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to financial community and rating agency perceptions of TruBridge and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of TruBridge to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on TruBridge’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, geopolitical and market factors on the companies or the proposed transaction; and such other factors as are set forth in TruBridge’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. TruBridge’s forward-looking statements speak only as of the date of this communication or as of the date they are made. TruBridge is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between TruBridge, IKS Health, and IKS. In connection with the proposed transaction, TruBridge will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, TruBridge will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF TRUBRIDGE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRUBRIDGE, IKS HEALTH, AND IKS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available,) as well as other filings containing information about TruBridge, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

TruBridge and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. IKS and IKS Health are not soliciting TruBridge’s stockholders and are not participants in TruBridge’s proxy solicitation. Information about the directors and executive officers of TruBridge is set forth in the proxy statement for TruBridge’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March 26, 2025 and which is available at:

https://www.sec.gov/Archives/edgar/data/1169445/000119312525063302/d900633ddef14a.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and TruBridge’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm.

To the extent holdings of TruBridge’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

MEDIA CONTACT - IKS HEALTH (US)

Jill Gross, Director of Public Relations and Communications

press@ikshealth.com

MEDIA CONTACT - IKS HEALTH (India)

Sameer Arora, SVP, IKS Health | press@ikshealth.com

INVESTOR RELATIONS - IKS HEALTH (India)

Saransh Mundra, VP, IKS Health | investor_relations@ikshealth.com

MEDIA CONTACT - TRUBRIDGE

Jamie Gier, SVP of Corporate Marketing

media@trubridge.com

INVESTOR RELATIONS CONTACT - TRUBRIDGE

Asher Dewhurst, ICR Healthcare

TBRGIR@icrhealthcare.com